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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

David G. Van Hooser	With a copy to:
HARBOR FUNDS	Christopher P. Harvey, Esq.
111 South Wacker Drive, 34th Floor	Wilmer Cutler Pickering Hale and Dorr LLP
Chicago, Illinois 60606	60 State Street
Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (419) 249-2900

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1 – REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Harbor Funds’ 2007 Annual Report included.

Annual Report

October 31, 2007

Equity Funds

Domestic Equity

Harbor Capital Appreciation Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Small Company Growth Fund

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor SMID Value Fund

Harbor Small Cap Value Fund

International Equity

Harbor International Fund

Harbor International Growth Fund

Harbor Global Value Fund

PLEASE NOTE: The “Retirement Class” of shares has been renamed the “Administrative Class.”

Harbor Equity Funds

ANNUAL REPORT OVERVIEW

Harbor Funds completed its most recent fiscal year ended October 31, 2007. The total return for each of the eleven equity portfolios is shown below. The performance figures for each of the Harbor Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing voluntary waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

Investors should consider a Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

	Total Return Year Ended October 31, 2007
	Institutional Class	Administrative Class	Investor Class
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	19.55%	19.28%	19.10%
Harbor Mid Cap Growth Fund	34.71	34.31	34.08
Harbor Small Cap Growth Fund	19.65	19.35	19.11
Harbor Small Company Growth Fund	14.24	13.88	13.79
Harbor Large Cap Value Fund	15.93	15.62	15.49
Harbor Mid Cap Value Fund	4.97	4.68	4.60
Harbor SMID Value Fund[f]	-11.20 [a,b]	-11.30 [a,b]	-11.40 [a,b]
Harbor Small Cap Value Fund	8.52	8.21	8.08
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	39.37%	39.00%	38.84%
Harbor International Growth Fund	39.05	38.69	38.55
Harbor Global Value Fund	2.89	2.56	2.52

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2007

Dow Jones Wilshire 5000; entire U.S. stock market	15.28%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	14.56
Russell 1000® Growth; large cap, domestic equity	19.23
Russell Midcap® Growth; domestic equity	19.72
Russell 2000® Growth; small cap, domestic equity	16.74
Russell 1000® Value; large cap, domestic equity	10.83
Russell Midcap® Value; domestic equity	9.73
Russell 2500® Value; small/mid cap, domestic equity	4.63
Russell 2000® Value; small cap, domestic equity	2.05
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE); international equity	24.91
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth); international equity	28.52
Morgan Stanley Capital International World (MSCI World); global equity	20.39

Harbor Equity Funds

ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUND EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2003	2004	2005	2006	2007
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.71%	0.67%	0.68%	0.67%	0.66%	1.02%
Administrative Class	0.94	0.92	0.92	0.92	0.92	1.12
Investor Class	1.13	1.10	1.10	1.07	1.04	1.15
Harbor Mid Cap Growth Fund
Institutional Class	1.20%	0.98%	0.95%	0.94%	0.89%	1.13%
Administrative Class	1.40	1.23	1.18	1.18	1.14	1.30
Investor Class	1.40	1.38	1.38	1.32	1.27	1.33
Harbor Small Cap Growth Fund
Institutional Class	0.93%	0.83%	0.84%	0.82%	0.82%	1.29%
Administrative Class	1.16	1.08	1.09	1.07	1.07	1.44
Investor Class	1.36	1.25	1.27	1.22	1.20	1.44
Harbor Small Company Growth Fund
Institutional Class	N/A	N/A	N/A	0.92%[c,d]	0.87%	1.29%
Administrative Class	N/A	N/A	N/A	1.18 [c,d]	1.11	1.44
Investor Class	N/A	N/A	N/A	1.31 [c,d]	1.25	1.44
Harbor Large Cap Value Fund
Institutional Class	0.77%	0.68%	0.70%	0.68%	0.68%	0.95%
Administrative Class	0.93	0.92	0.95	0.93	0.93	1.12
Investor Class	1.17	1.10	1.10	1.08	1.06	1.14
Harbor Mid Cap Value Fund
Institutional Class	1.20%	1.02%	0.95%	0.95%	0.95%	1.08%
Administrative Class	N/A [f]	N/A [f]	1.18	1.18	1.19	1.25
Investor Class	1.39	1.39	1.38	1.32	1.33	1.27
Harbor SMID Value Fund
Institutional Class	N/A	N/A	N/A	N/A	0.95%[a,c]	1.15%
Administrative Class	N/A	N/A	N/A	N/A	1.20 [a,c]	1.30
Investor Class	N/A	N/A	N/A	N/A	1.33 [a,c]	1.30
Harbor Small Cap Value Fund
Institutional Class	0.94%	0.84%	0.83%	0.83%	0.83%	1.18%
Administrative Class	1.18	0.93	1.08	1.08	1.08	1.34
Investor Class	1.29	1.25	1.26	1.23	1.21	1.34
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.89%	0.86%	0.87%	0.85%	0.81%	1.12%
Administrative Class	1.14	1.11	1.12	1.10	1.06	1.19
Investor Class	1.31	1.29	1.30	1.24	1.19	1.21
Harbor International Growth Fund
Institutional Class	0.98%	0.93%	1.00%	0.98%	0.88%	1.19%
Administrative Class	N/A [f]	1.19	1.24	1.23	1.12	1.25
Investor Class	1.40	1.39	1.39	1.37	1.25	1.27
Harbor Global Value Fund
Institutional Class	N/A	N/A	N/A	1.00%[c,e]	1.00%	1.16%
Administrative Class	N/A	N/A	N/A	1.25 [c,e]	1.25	1.29
Investor Class	N/A	N/A	N/A	1.38 [c,e]	1.38	1.35

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2007 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2007 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	For the period May 1, 2007 (inception) through October 31, 2007.
b	Unannualized.
c	Annualized.
d	For the period February 1, 2006 (inception) through October 31, 2006.
e	For the period August 7, 2006 (inception) through October 31, 2006.
f	Assets in this class were too small to incur any expense for the period.

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

U.S. and international stocks had strong returns in the fiscal year ended October 31, 2007. This marked the fifth consecutive year of impressive returns by the broad domestic and international equities indices. Reasonable economic growth, continued (although at a slowing rate) growth in corporate earnings, and modest inflation provided a generally favorable environment for equities.

The equity results were even more impressive given the focus of economists and financial markets throughout the fiscal year on the implications of weakening U.S. housing and related markets. Problems in subprime mortgage loans caused disruptions in the worldwide credit and equity markets, adversely affecting many financial sector stocks. As problems in the subprime mortgage loan market spread to areas unexpected by many investors, greater volatility returned to the financial markets.

With the growing difficulties in the subprime market, investors started to reconsider how risk was being evaluated and priced in both the equity and debt markets. Near the end of the fiscal year, heightened volatility in the markets reflected disruptions in worldwide credit markets triggered by the subprime loan problems, rising energy prices, continued weakness in the U.S. housing market, and concern that such weakness could spread to the broader economy.

With the reassessment of risk, U.S large-cap stocks outperformed U.S. small caps, and growth stocks outperformed value across all capitalization ranges. Overall, it was a good year for most domestic equity classes, with the Dow Jones Wilshire 5000 Index, a broad measure of U.S. equities, showing a gain of 15.28%. Eight of the 10 economic sectors within the Standard & Poor’s 500 Index posted double-digit returns, led by energy and materials, both of which were up by more than 30%.

While it was a very good year for U.S. equities, it was a better year for international equities. The MSCI EAFE Index of stocks in developed international markets was up 24.91% in U.S. dollars compared to the 15.28% return of the Dow Jones Wilshire 5000 Index, as noted above. For U.S. dollar based investors, the strength of major foreign currencies relative to the dollar added almost 11 percentage points to the MSCI EAFE Index return.

The reassessment of risk in the debt markets caused investors to distinguish once again between highly liquid securities with relatively modest risk and near-term maturities and debt securities with higher risk. As a result, spreads between U.S. Treasuries and investments such as corporate bonds and mortgage-backed securities widened to more normal levels. In addition, the Treasury yield curve returned to a more typical upward slope, as strong demand and a flight to quality caused short-term yields to fall.

Following cuts by the Federal Reserve in September and October, the target federal funds rate stood at 4.50% at the end of the fiscal year, down from 5.25% a year earlier. The yield of the 10-Year Treasury Note, a widely followed benchmark, was 4.48% at the end of the fiscal year, down 13 basis points, or 0.13%, from its yield on October 31, 2006.

Fixed income investment returns for the fiscal year varied within a narrow range. High-yield bonds, at the upper end of the range, returned slightly below 7%, while money market investments, at the lower end, returned a bit over 5%.

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2007			30 Years 1977-2006 Annual Rates as of December 31, 2006
		Annualized
Domestic Equities	1 year	5 years	10 years
Dow Jones Wilshire 5000 Index (entire U.S. stock market)	15.28%	15.31%	7.44%	13.10%
S & P 500 (large cap stocks)	14.56	13.88	7.10	12.94
Russell Midcap® (mid cap stocks)	15.24	20.10	11.05	N/A
Russell 2000® (small cap stocks)	9.27	18.67	8.01	N/A
Russell 3000® Growth	19.00	13.03	4.75	N/A
Russell 3000® Value	10.06	16.53	9.15	N/A
International Equities
MSCI EAFE (foreign stocks)	24.91	23.21	9.26	12.39
MSCI World (global stocks)	20.39	18.31	7.90	11.69
Fixed Income
Merrill Lynch High-Yield Master II (high-yield bonds)	6.85	10.02	6.81	N/A
LB Aggregate (domestic bonds)	5.38	4.41	5.91	8.45
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	5.13	2.97	3.78	N/A

Harbor Domestic Equity Funds

As investors reassessed risk, the performance of many of Harbor’s domestic funds generally showed improvement relative to benchmarks. All Harbor domestic growth funds open for five years or more outperformed their respective benchmarks. After trailing its benchmark early in the year, the Harbor Capital Appreciation Fund closed the year with a return of 19.55% (Institutional Class) compared to its benchmark, the Russell 1000® Growth Index, which had a return of 19.23%. The Harbor Mid Cap Growth Fund had a return of 34.71% (Institutional Class) compared to the Russell Midcap® Growth Index benchmark return of 19.72%. The Harbor Small Cap Growth Fund had a return of 19.65% (Institutional Class) compared to 16.74% for the Russell 2000® Growth Index benchmark.

Although growth stocks outperformed value in fiscal 2007, many value styles still performed well during the year. The Harbor Large Cap Value Fund had a 15.93% (Institutional Class) return, compared to 10.83% for the Russell 1000® Value benchmark. The Harbor Small Cap Value Fund had a return of 8.52% (Institutional Class) while the Russell 2000® Value Index benchmark had a return of 2.05%.

Comments from the portfolio managers, performance data, and other information on the Harbor domestic equity funds begin on page 6.

Harbor International Equity Funds

The Harbor International Fund and the Harbor International Growth Fund both performed well in fiscal 2007. The Harbor International Fund was up 39.37% (Institutional Class), compared with a return of 24.91% for the MSCI EAFE benchmark. The Harbor International Growth Fund had a return of 39.05% (Institutional Class), while its MSCI EAFE Growth benchmark was up 28.52%.

Comments from the portfolio managers, performance data, and other information on the Harbor international equity funds begin on page 72.

New Funds and Portfolio Managers

The Harbor SMID Value Fund was introduced May 1, 2007. The fund invests in small and mid cap stocks of U.S. companies that appear to be undervalued. Andrew Moloff, and Greg Sawers of Evercore Asset Management, LLC are the portfolio managers for the Harbor SMID Value Fund.

Richard E. Helm, CFA, of Cohen & Steers Capital Management, Inc., was named portfolio manager of the Harbor Large Cap Value Fund effective June 19, 2007. Consistent with his investment philosophy, Mr. Helm has restructured the portfolio to place emphasis on those value-oriented stocks that are believed to have the capability to pay a growing dividend over time.

Investing for the Long-Term

While many Harbor funds exceeded their benchmarks in fiscal 2007, several Harbor funds, especially those with a deeper value style, had disappointing results compared to benchmarks in the fiscal year. Investing styles come in and out of favor over time. While it is always gratifying to see a portfolio manager outperform in any period and discouraging to have a manager meaningfully underperform, even in a short period, we look for portfolio managers to add value for shareholders over the long-term (several years). While past performance is never a guarantee of future results, disciplined portfolio managers with a consistent approach can be best evaluated based on their results over the long-term. We encourage all shareholders to place greater emphasis on the long-term performance of each Harbor fund rather than the short-term performance.

Similarly, experienced investors know that markets are always uncertain. The equity and fixed income markets have performed well over the last five years. Yet a quick review of the history of returns summarized elsewhere in this letter suggests that returns in the financial markets can be volatile. Performance over the last ten years was meaningfully lower than performance over the last five. Since none of us can predict short-term economic and market movements, we need a disciplined approach to deal with this uncertainty and improve the probability that we will achieve our financial objectives over the long-term.

An asset allocation, with a diversified portfolio of equity and fixed income investments consistent with an investor’s financial objectives and risk tolerance, can be a very useful tool to help deal with market uncertainty. Once an asset allocation has been established, the investor’s portfolio should be reviewed periodically to see if it needs to be rebalanced to maintain the intended allocation.

Equities markets have been strong for the last five years. These strong markets may have caused some asset allocations to be “out of balance,” with a larger weighting towards equities and risk than intended in the initial asset allocation. Rebalancing helps investors keep the portfolio’s risk/return characteristics in line with those of the intended asset allocation. The rebalancing discipline helps maintain a diversified portfolio that can be part of a successful investing strategy over the long-term. Harbor Funds offers a family of mutual funds, which can be used to help develop a diversified portfolio.

Thank you for your investment in Harbor Funds.

December 14, 2007

David G. Van Hooser

Chairman

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

Spiros Segalas

Portfolio Manager (since 1990)

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks with more volatility than the market.

TOP TEN HOLDINGS (% of net assets)

Google Inc. Cl. A	4.6%
Research In Motion Ltd. (CAN)	3.9
Gilead Sciences Inc.	3.7
Adobe Systems Inc.	3.3
Apple Inc.	3.0
Microsoft Corp.	3.0
Cisco Systems Inc.	2.8
Walt Disney Co.	2.7
General Electric Co.	2.5
Colgate-Palmolive Co.	2.4

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Equity markets posted strong returns in the fiscal year ended October 31, 2007. The Russell 1000® Growth Index advanced roughly 19% while the Standard & Poor’s 500 rose approximately 15%, marking the first time in several years that growth stocks outperformed the broader market. Strong U.S. economic growth began to slow, but continued strength overseas, especially in emerging markets, helped drive U.S. expansion. Reflecting in part the rapid development of emerging economies, the prices of commodities, such as metals and agricultural products, maintained elevated levels. Oil prices continued to rise—to record highs—and showed no signs of abating. At the same time, the U.S. dollar weakened against most major currencies. Inflation, while still largely contained, remained a risk.

Corporate earnings growth began to slow, with S&P 500 earnings growth failing to break into double digits for the first time in several years in the third quarter of calendar year 2007. Negative earnings revisions became less uncommon, with financial, retail, and homebuilding companies, along with some energy names, bearing the brunt. Rising energy prices, higher mortgage payments, and reduced home equity combined to help bring on a much heralded slowdown in consumer spending. Employment, however, remained healthy. Problems in the subprime mortgage market, evident early in the year, spread as 2007 progressed. The ensuing credit crunch led to heightened market volatility, especially in July and August. Major financial institutions with balance sheets exposed to structured investment vehicles were hit, some hard. With fears of a serious slowdown in economic growth, the Federal Open Market Committee of the Federal Reserve lowered the federal funds rate for the first time since June 2003. The 50-basis-point cut on September 18 spurred a stock market rally at the end of the fiscal year.

Performance

The Harbor Capital Appreciation Fund returned 19.55% (Institutional Class), 19.28% (Administrative Class), and 19.10% (Investor Class) for the fiscal year, compared with 19.23% for the Russell 1000® Growth Index. The Fund outperformed the broader market as represented by the S&P 500 Index, which advanced 14.56%.

Stock selection in the information technology sector was the greatest contributor to positive relative performance, as Research in Motion, Apple, and Juniper Networks posted impressive gains. Research in Motion advanced on the strength of the BlackBerry brand, as new subscribers grew at a solid pace and existing users embraced new product designs. Apple’s growth has been driven by the strength of iPod sales and a resurgence in Macintosh computer sales. We believe that the company should continue to benefit from its creativity and innovation in product design and

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

marketing, most recently exhibited in the iPhone. Juniper is gaining operating leverage, spurring an acceleration in revenue and earnings per share growth at the telecom equipment provider.

Stock selection also was strong in the materials sector, where Monsanto posted a triple-digit advance. The agricultural seed and biotechnology company’s leading market share position, brand strength, operational performance, and technological innovation are helping Monsanto benefit from a bullish agriculture cycle.

Schlumberger was a chief contributor in the energy sector. The company has benefited from a resurgence in capital spending on energy-producing activity and from its business and geographic mix. Suncor Energy and Occidental Petroleum also performed well.

The greatest detractor from performance came in the consumer sectors, where retailers, including Macy’s and Kohl’s, were weak. Declines in other consumer names, such as Whole Foods Market and Starbucks, reflected companies transitioning from stages of rapid expansion and high growth to more modest growth. We still like what we believe to be Whole Foods’ numerous competitive advantages within the rapidly growing natural products industry—size and scale of operations, strong brand image, and marketing and merchandising expertise. We eliminated our positions in Starbucks and Macy’s.

The selection of individual securities based on company-specific fundamentals drives the Fund’s sector allocations. Over the fiscal year, we reduced exposure to the consumer discretionary, health care, financials, and industrials sectors and increased weights in energy, information technology, and materials.

Outlook and Strategy

We expect economic growth to continue to slow into 2008, with global economic growth continuing to outstrip U.S. economic expansion. The equity market’s gains at the close of the Fund’s fiscal year appeared to reflect a shift in investor preference toward financially strong, cash-flow-generating companies with strong relative earnings growth and exposure to international markets. We believe that this change could bode well for quality growth stocks, the cornerstone of our investment style.

This report contains the current opinions of Jennison Associates LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Capital Appreciation Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 012

Cusip: 411511504

Ticker: HACAX

Inception Date: 12-29-1987

ADMINISTRATIVE CLASS

Fund #: 212

Cusip: 411511827

Ticker: HRCAX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 412

Cusip: 411511819

Ticker: HCAIX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	71	694
Total Net Assets (000s)	$9,848,781	N/A
Weighted Average Market Cap ($MM)	$89,591	$78,085
Adjusted Price/Earnings Ratio (P/E)	36.3x	28.6x
Price/Book Ratio (P/B)	5.2x	4.6x
Beta vs Russell 1000® Growth Index	1.16	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	69%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1997 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Capital Appreciation Fund
	Institutional Class	19.55%	13.35%	6.44%	$18,665
	Administrative Class	19.28	13.13	6.20	18,258
	Investor Class	19.10	12.88	5.99	17,896
	Comparative Indices
	Russell 1000® Growth	19.23%	12.61%	4.81%	$15,992
	S&P 500	14.56	13.88	7.10	19,860

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Institutional Class); 0.92% (Administrative Class); and 1.07% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The performance of the Administrative and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Capital Appreciation Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.66%

Total Net Assets (000s):

    $8,723,355

ADMINISTRATIVE CLASS

Net Expense Ratio: 0.92%

Total Net Assets (000s):

    $294,586

INVESTOR CLASS

Net Expense Ratio: 1.04%

Total Net Assets (000s):

    $830,840

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,127.68	$3.56
Hypothetical (5% return)	1,000.00	1,021.77	3.39
Administrative Class
Actual	$1,000.00	$1,126.53	$4.90
Hypothetical (5% return)	1,000.00	1,020.48	4.66
Investor Class
Actual	$1,000.00	$1,125.48	$5.60
Hypothetical (5% return)	1,000.00	1,019.40	5.32
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.7%)

COMMON STOCKS—98.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.0%
2,003,000	Boeing Co.[1]	$197,476
2,588,100	United Technologies Corp.	198,222

		395,698

BEVERAGES—2.1%
2,838,200	PepsiCo Inc.	209,232

BIOTECHNOLOGY—5.5%
496,600	Amgen Inc.*	28,857
1,982,300	Genentech Inc.*	146,948
7,873,000	Gilead Sciences Inc.*	363,654

		539,459

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—5.5%
7,826,100	Charles Schwab Corp.[1]	$181,879
713,800	Goldman Sachs Group Inc.	176,965
1,855,100	Lazard Ltd. Shares A1	93,126
1,773,100	UBS AG (SWS)	95,198

		547,168

CHEMICALS—2.3%
2,305,200	Monsanto Co.	225,057

COMMUNICATIONS EQUIPMENT—10.8%
1,825,700	Ciena Corp.*	87,378
8,307,700	Cisco Systems Inc.*	274,652
3,512,100	Juniper Networks Inc.[1]*	126,436
4,450,600	QUALCOMM Inc.	190,174
3,081,500	Research In Motion Ltd. (CAN)*	383,678

		1,062,318

COMPUTERS & PERIPHERALS—6.1%
1,568,200	Apple Inc.*	297,880
3,856,200	EMC Corp.*	97,909
3,885,300	Hewlett-Packard Co.	200,792

		596,581

CONSUMER FINANCE—1.4%
2,197,000	American Express Co.	133,907

DIVERSIFIED FINANCIAL SERVICES—2.0%
1,484,400	Bovespa Holding SA (BR)3*	27,876
66,800	CME Group Inc.	44,505
1,370,700	NYSE Euronext	128,668

		201,049

ELECTRICAL EQUIPMENT—0.2%
120,000	First Solar Inc.*	19,057

ENERGY EQUIPMENT & SERVICES—1.4%
1,432,800	Schlumberger Ltd.	138,366

FOOD & STAPLES RETAILING—1.2%
1,386,500	Costco Wholesale Corp.	93,256
429,400	Whole Foods Market Inc.[1]	21,272

		114,528

HEALTH CARE EQUIPMENT & SUPPLIES—5.4%
1,243,000	Alcon Inc.	189,197
2,482,200	Baxter International Inc.	148,957
1,163,600	Hologic Inc.[1]*	79,043
2,910,900	St. Jude Medical Inc.*	118,561

		535,758

HOTELS, RESTAURANTS & LEISURE—1.3%
3,182,300	Marriott International Inc. Cl. A	130,824

HOUSEHOLD PRODUCTS—3.7%
3,055,900	Colgate-Palmolive Co.	233,074
1,941,300	Procter & Gamble Co.	134,959

		368,033

INDUSTRIAL CONGLOMERATES—2.5%
6,020,100	General Electric Co.	247,787

INTERNET & CATALOG RETAIL—0.3%
325,000	Amazon.com Inc.*	28,974

INTERNET SOFTWARE & SERVICES—7.9%
2,126,300	Akamai Technologies Inc.[1]*	83,330
696,300	Alibaba.com Corp. (HK)[3]*	1,213	[a]

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INTERNET SOFTWARE & SERVICES—Continued
3,826,600	eBay Inc.*	$138,140
645,400	Google Inc. Cl. A*	456,298
3,287,500	Yahoo! Inc.*	102,241

		781,222

IT SERVICES—0.8%
1,488,000	Infosys Technologies Ltd. ADR (IND)[1,2]	75,799

LIFE SCIENCES TOOLS & SERVICES—1.5%
2,446,400	Thermo Fisher Scientific Inc.*	143,873

MEDIA—4.0%
5,929,600	News Corp. Cl. A	128,494
7,786,300	Walt Disney Co.	269,640

		398,134

MULTILINE RETAIL—2.2%
714,800	Kohl’s Corp.*	39,292
3,790,200	Saks Inc.[1]	80,201
1,594,200	Target Corp.	97,820

		217,313

OIL, GAS & CONSUMABLE FUELS—3.0%
1,877,700	Marathon Oil Corp.	111,028
1,805,500	Occidental Petroleum Corp.	124,670
286,500	Southwestern Energy Co.*	14,821
438,400	Suncor Energy Inc. (CAN)	47,886

		298,405

PHARMACEUTICALS—10.2%
4,001,200	Abbott Laboratories	218,546
2,051,700	Elan Corp. plc ADR (IE)[2]*	48,830
2,540,200	Merck & Co. Inc.	147,992
2,178,600	Roche Holdings Ltd. Sponsored ADR (SWS)[2]	185,709
4,231,200	Schering-Plough Corp.	129,136
3,600,100	Teva Pharmaceutical Industries Ltd. ADR (IL)[2]	158,440
2,298,100	Wyeth	111,757

		1,000,410

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.0%
2,361,800	Applied Materials Inc.	45,866
1,431,700	Broadcom Corp. Cl. A1*	46,602
4,027,075	Intel Corp.	108,328
2,557,800	NVIDIA Corp.*	90,495

		291,291

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—6.3%
6,837,100	Adobe Systems Inc.*	$327,497
7,922,800	Microsoft Corp.	291,638

		619,135

SPECIALTY RETAIL—0.1%
414,000	Urban Outfitters Inc.*	10,462

TEXTILES, APPAREL & LUXURY GOODS—3.0%
3,906,600	Coach Inc.*	142,825
2,261,300	Nike Inc. Cl. B	149,834

		292,659

WIRELESS TELECOMMUNICATION SERVICES—0.6%
983,700	NII Holdings Inc. Cl. B1*	57,054

TOTAL COMMON STOCKS (Cost $7,102,633)		9,679,553

SHORT-TERM INVESTMENTS—3.5%
Principal Amount (000s)
REPURCHASE AGREEMENTS
$72,033	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 3.900% collateralized by U.S. Treasury Bills (market value $73,483)	72,033

Shares
SECURITIES LENDING COLLATERAL
272,624,579	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.030%)	272,625

TOTAL SHORT-TERM INVESTMENTS (Cost $344,658)		344,658

TOTAL INVESTMENTS—101.8% (Cost $7,447,291)		10,024,211

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.8)%		(175,430)

TOTAL NET ASSETS—100.0%		$9,848,781

*	Non-income producing security.

1	A portion or all of this security was out on loan at October 31, 2007.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the Fund’s investment adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Fund’s Board of Trustees. At October 31, 2007, these securities were valued at $29,089 or 0.30% of net assets.

a	Fair valued by Harbor Funds’ Valuation Committee.

(BR)	Brazil.

(CAN)	Canada.

(HK)	Hong Kong.

(IND)	India.

(IE)	Ireland.

(IL)	Israel.

(SWS)	Switzerland.

The accompanying notes are an integral part of the financial statements.

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Wellington Management

Company, LLP

75 State Street

Boston, MA 02109

Michael T. Carmen, CFA, CPA

Portfolio Manager (since 2005)

Mario E. Abularach, CFA

Equity Research Analyst (since 2006)

Wellington Management has subadvised the Fund since September 20, 2005.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential.

TOP TEN HOLDINGS (% of net assets)

Electronic Arts Inc.	2.0%
Focus Media Holding Ltd. ADR	1.8
SunPower Corp. CL A	1.8
Chesapeake Energy Corp.	1.6
Fossil Inc.	1.6
FLIR Systems Inc.	1.5
Hologic Inc.	1.5
Owens-Illinois Inc.	1.5
Suntech Power Holdings Co. Ltd. ADR (CHN)	1.5
BJ’s Wholesale Club Inc.	1.4

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Despite issues in the subprime mortgage market, reduced liquidity due to credit tightening, and concerns of a slowing U.S. economy, equity markets experienced positive returns during the fiscal year ended October 31, 2007. Robust merger and acquisition activity and solid corporate earnings helped to calm concerns in the first half of the fiscal year. Later, actions taken by the Federal Reserve allayed fears of a pending U.S. recession.

Mid cap stocks generally outperformed large cap stocks and widely outperformed small caps. In addition, growth stocks generally outperformed value, reversing the pattern of the last several years. All sectors within the Russell Midcap Growth Index returned positive results. Energy, materials, and industrials were the strongest sectors, while the telecommunication services and consumer discretionary sectors delivered the weakest returns.

Performance

For the 12 months ended October 31, 2007, the Harbor Mid Cap Growth Fund generated returns of 34.71% (Institutional Class), 34.31% (Administrative Class), and 34.08% (Investor Class), outperforming its benchmark, the Russell Midcap® Growth Index, which returned 19.72%. Strong stock selection in 7 out of 10 sectors drove relative performance. Consumer discretionary, materials, and information technology were our best performing sectors; energy and financials were our weakest.

Broad-based favorable stock selection within the consumer discretionary sector aided performance. Most notable contributors were Fossil, a fashion watch and accessory manufacturer, and two Chinese companies, Focus Media and Ctrip.com. Fossil benefited from robust international growth and strong sales of high-margin watches. Focus Media, the leading provider of digital advertising throughout China, rebounded following news of better earnings and the positive resolution of an audit investigation. Ctrip.com holds the leadership position in the burgeoning online domestic Chinese air and hotel travel industry. The company is expected to continue to benefit from rising Internet penetration rates, the build-out of online payment infrastructure, and e-commerce growth in China.

In the materials sector, fertilizer companies Potash, Mosaic, and Terra Industries were among the Fund’s strongest performing stocks. Demand for agricultural products appears to be driving operating performance at these companies. We expect continued growth in this industry as more efficient farming methods are deployed in emerging market countries.

In the technology sector, FLIR Systems, a thermal imaging and infrared camera and systems company, delivered solid performance. The company is benefiting from a series of government contract awards, and we expect higher unit volumes to drive down costs.

In industrials, the Fund benefited from holdings in Foster Wheeler, a global engineering and construction company that is profiting from higher spending on energy products. Additionally, strong contributions from SunPower and Suntech Power have proven our investment thesis on the solar power industry.

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY—Continued

The biggest headwinds to performance were in the energy and financials sectors. The Fund was hurt by an underweight position and negative stock selection among our energy holdings. Tetra Technologies, an oil and gas drilling services company, was one of our weaker stocks. The company released lower-than-expected earnings and guidance, citing higher costs and lower natural gas prices. Relative performance was also hurt by the Fund not holding a number of strong performing stocks in the benchmark, such as National Oilwell and Cameron International.

While we have been underweight financial stocks, underperformance in the sector was driven by weak stock selection. Our holdings in E*Trade and Nasdaq Stock Market were among our largest detractors. E*Trade, a provider of brokerage and banking services, declined on weak second quarter results, stemming from concerns about its mortgage business and broader credit market weakness. We eliminated our E*Trade position prior to the end of the fiscal year. Nasdaq also was eliminated from the Fund following a period of weak returns. Since the time we sold the stock, many of the concerns regarding the company’s strategic positioning among the global exchanges have been resolved. Subsequent increases in the stock price hurt our relative performance.

Other detractors from performance included Kohl’s, Resource Connection, and Network Appliance. Kohl’s, a specialty department store, declined on news of disappointing same-store-sales trends and on investor concerns about overall consumer spending. We continue to hold the stock as we expect new store growth and margin expansion to benefit the company going forward. Resource Connection, a professional staffing and consulting services company, and Network Appliance, a storage and data management solutions provider, also disappointed. Both companies have been eliminated from the portfolio on concerns of slowing economic growth.

Outlook and Strategy

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe that quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

Based on this investment philosophy, we utilize bottom-up fundamental analysis in the context of an opportunistic approach to investing. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. During the fiscal year we increased our position in the materials sector, where demand from emerging markets is supporting strong market fundamentals for agricultural and metals stocks like Terra Industries and Freeport-McMoRan Copper. We also increased our overweight to information technology. Our information technology holdings favor software stocks like VeriFone Holdings, Adobe Systems, Electronic Arts, and Activision, which we expect to benefit from strong product cycles. Exposure to the consumer discretionary sector rose as we added a number of new retail companies. Health care exposure declined as we sold two equipment firms after they received takeover offers.

This report contains the current opinions of Wellington Management Company, LLP and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Mid Cap Growth Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 019

Cusip: 411511876

Ticker: HAMGX

Inception Date: 11-01-2000

ADMINISTRATIVE CLASS

Fund #: 219

Cusip: 411511793

Ticker: HRMGX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 419

Cusip: 411511785

Ticker: HIMGX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	93	544
Total Net Assets (000s)	$499,556	N/A
Weighted Average Market Cap ($MM)	$8,480	$9,620
Adjusted Price/Earnings Ratio (P/E)	43.0x	32.8x
Price/Book Ratio (P/B)	4.2x	4.2x
Beta vs Russell Midcap® Growth Index	1.18	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	107%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2000 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Mid Cap Growth Fund
	Institutional Class	34.71%	22.57%	1.96%	$11,452
	Administrative Class	34.31	22.49	1.83	11,354
	Investor Class	34.08	22.30	1.72	11,266
	Comparative Index
	Russell Midcap® Growth	19.72%	19.21%	1.82%	$11,349

As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 1.06% (Gross) (Institutional Class); 1.18% (Net) and 1.30% (Gross) (Administrative Class); and 1.32% (Net) and 1.44% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The performance of the Administrative and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Mid Cap Growth Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.89%

Total Net Assets (000s):

    $271,736

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.14%

Total Net Assets (000s):

    $74,885

INVESTOR CLASS

Net Expense Ratio: 1.27%

Total Net Assets (000s):

    $152,935

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,189.70	$4.89
Hypothetical (5% return)	1,000.00	1,020.62	4.52
Administrative Class
Actual	$1,000.00	$1,186.62	$6.29
Hypothetical (5% return)	1,000.00	1,019.31	5.80
Investor Class
Actual	$1,000.00	$1,185.36	$6.99
Hypothetical (5% return)	1,000.00	1,018.64	6.46
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 12.4%)

COMMON STOCKS—87.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—0.9%
89,900	Teledyne Technologies Inc.*	$4,703

AIR FREIGHT & LOGISTICS—0.7%
68,800	C.H. Robinson Worldwide Inc.[1]	3,434

BIOTECHNOLOGY—2.3%
122,100	Alkermes Inc.[1]*	1,978
90,200	Amylin Pharmaceuticals Inc.[1]*	4,061
67,425	Cephalon Inc.[1]*	4,972
32,300	ZymoGenetics Inc.[1]*	434

		11,445

CAPITAL MARKETS—1.0%
157,300	INVESCO plc Sponsored ADR[1,2]	4,823

CHEMICALS—4.2%
44,000	FMC Corp.[1]	2,530
261,190	Hercules Inc.	4,913
37,200	Potash Corporation of Saskatchewan Inc.	4,569
106,890	Rhodia SA (FR)*	4,142
132,700	Terra Industries Inc.[1]*	4,895

		21,049

COMMERCIAL SERVICES & SUPPLIES—2.7%
364,500	Allied Waste Industries Inc.[1]*	4,607
207,500	Covanta Holding Corp.[1]*	5,626
21,930	Equifax Inc.	844
34,400	Manpower Inc.	2,571

		13,648

COMMUNICATIONS EQUIPMENT—1.2%
150,200	NICE Systems Ltd. ADR[2]*	5,922

CONSTRUCTION & ENGINEERING—0.5%
16,000	Foster Wheeler Ltd.*	2,372

CONTAINERS & PACKAGING—2.4%
165,600	Owens-Illinois Inc.*	7,356
401,972	Rexam plc (UK)	4,534

		11,890

DISTRIBUTORS—0.9%
116,300	LKQ Corp.[1]*	4,485

ELECTRICAL EQUIPMENT—3.2%
69,300	SunPower Corp. CL A1*	8,764
125,200	Suntech Power Holdings Co. Ltd. ADR (CHN)[1,2]*	7,373

		16,137

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.5%
107,900	FLIR Systems Inc.[1]*	7,487
749,800	Kingboard Chemical Holdings Ltd. (HK)	4,876

		12,363

ENERGY EQUIPMENT & SERVICES—2.0%
58,600	GlobalSantaFe Corp.	4,748
96,900	Noble Corp.	5,131

		9,879

FOOD & STAPLES RETAILING—1.4%
201,200	BJ’s Wholesale Club Inc.*	7,219

HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
110,800	Hologic Inc.[1]*	7,526
130,300	Mindray Medical International Ltd. Cl. A Sponsored ADR (CHN)[1,2]	5,181
105,000	St. Jude Medical Inc.*	4,277

		16,984

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

HOTELS, RESTAURANTS & LEISURE—1.0%
87,100	Ctrip.com International Ltd. ADR[2]	$4,909

HOUSEHOLD DURABLES—2.2%
176,700	Jarden Corp.[1]*	6,277
97,300	Snap-on Inc.	4,856

		11,133

INTERNET SOFTWARE & SERVICES—2.5%
60,800	Alibaba.com Corp. (HK)[3]*	106	[a]
102,100	Digital River Inc.[1]*	5,417
61,000	Equinix Inc.[1]*	7,116

		12,639

IT SERVICES—3.3%
43,300	DST Systems Inc.[1]*	3,668
23,356	Iron Mountain Inc.	811
231,000	The Western Union Co.	5,091
140,800	VeriFone Holdings Inc.[1]*	6,960

		16,530

LIFE SCIENCES TOOLS & SERVICES—1.8%
98,300	Charles River Laboratories International Inc.[1]*	5,701
80,600	Pharmaceutical Product Development Inc.	3,405

		9,106

MACHINERY—2.0%
65,600	Flowserve Corp.[1]	5,180
54,800	Kennametal Inc.	4,998

		10,178

MEDIA—5.4%
125,500	DreamWorks Animation SKG Cl. A1*	4,086
144,600	Focus Media Holding Ltd. ADR[1,2]*	8,965
168,600	Interactive Data Corp.[1]	5,419
183,000	Marvel Entertainment Inc.[1]*	4,528
258,200	Net Servicos de Comunicacao SA ADR (BR)[1,2]*	4,152

		27,150

METALS & MINING—2.2%
58,800	Freeport-McMoRan Copper & Gold Inc. CL B	6,920
83,100	Teck Cominco Ltd. Cl. B (CAN)*	4,155

		11,075

MULTILINE RETAIL—3.4%
11,188,400	Bosideng International Holdings Ltd. (HK)*	4,779
146,300	Dollar Tree Stores Inc.*	5,603
119,700	Kohl’s Corp.*	6,580

		16,962

OIL, GAS & CONSUMABLE FUELS—7.5%
131,900	Cameco Corp. (CAN)	6,470
203,100	Chesapeake Energy Corp.[1]	8,018
94,400	CONSOL Energy Inc.	5,334
75,800	EOG Resources Inc.[1]	6,716
101,200	Forest Oil Corp.[1]*	4,917
82,000	Ultra Petroleum Corp.*	5,810

		37,265

PHARMACEUTICALS—3.1%
178,100	Elan Corp. plc ADR (IE)[2]*	4,239
206,800	Perrigo Co.[1]	4,903
304,900	Shionogi & Co. Ltd. (JP)	5,172
53,500	The Medicines Co.[1]*	1,025

		15,339

COMMON STOCKS—Continued

Shares		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.6%
152,200	Broadcom Corp. Cl. A1*	$4,954
41,700	MEMC Electronic Materials Inc.*	3,053
142,850	NVIDIA Corp.[1]*	5,054

		13,061

SOFTWARE—11.7%
275,100	Activision Inc.*	6,506
76,900	Adobe Systems Inc.*	3,684
102,300	Autodesk Inc.*	5,002
236,200	Cadence Design Systems Inc.[1]*	4,630
119,500	Citrix Systems Inc.*	5,137
164,600	Electronic Arts Inc.*	10,060
160,000	McAfee Inc.*	6,616
327,300	Mentor Graphics Corp.*	5,243
93,800	Net 1 UEPS Technologies Inc.[1]*	3,003
78,200	Nuance Communications Inc.*	1,729
72,353	Ubisoft Entertainment SA (FR)*	5,942
31,400	Verint Systems Inc.*	788

		58,340

SPECIALTY RETAIL—3.4%
70,000	Abercrombie & Fitch Co. Cl. A	5,544
174,600	Dick’s Sporting Goods Inc.[1]*	5,826
284,800	The Gap Inc.	5,383

		16,753

TEXTILES, APPAREL & LUXURY GOODS—3.7%
26,400	Crocs Inc.[1]*	1,973
214,500	Fossil Inc.[1]*	8,056
132,900	Liz Claiborne Inc.[1]	3,784
83,104	Luxottica Group SpA (IT)	2,912
1,102,900	Peace Mark (Holdings) Ltd. (HK)	1,802

		18,527

TRADING COMPANIES & DISTRIBUTORS—1.3%
192,600	Aircastle Ltd.[1]	6,223

WIRELESS TELECOMMUNICATION SERVICES—1.2%
12,200	Millicom International Cellular SA (SW)[1]*	1,433
80,000	NII Holdings Inc. Cl. B*	4,640

		6,073

TOTAL COMMON STOCKS (Cost $365,240)		437,616

SHORT-TERM INVESTMENTS—35.7%
Principal Amount (000s)
REPURCHASE AGREEMENTS
$56,718	Repurchase Agreement with Bank of America dated October 31, 2007 due November 1, 2007 at 4.520% collateralized by U.S. Treasury Notes (market value $57,642)	56,718

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued

Shares		Value (000s)

SECURITIES LENDING COLLATERAL
121,393,774	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.030%)	$121,394

TOTAL SHORT-TERM INVESTMENTS (Cost $178,112)		178,112

TOTAL INVESTMENTS—123.3% (Cost $543,352)		615,728

CASH AND OTHER ASSETS, LESS LIABILITIES—(23.3)%		(116,172)

TOTAL NET ASSETS—100.0%		$499,556

*	Non-income producing security.

1	A portion or all of this security was out on loan at October 31, 2007.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the Fund’s investment adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Fund’s Board of Trustees. At October 31, 2007, these securities were valued at $106 or 0.02% of net assets.

a	Fair valued by Harbor Funds’ Valuation Committee.

(BR)	Brazil.

(CAN)	Canada.

(CHN)	China.

(FR)	France.

(HK)	Hong Kong.

(IE)	Ireland.

(IT)	Italy.

(JP)	Japan.

(SW)	Sweden.

(UK)	United Kingdom.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management

Company LLC

One Financial Center

24th Floor

Boston, MA 02111

William Muggia

Lead Portfolio Manager (since 2000)

Arthur Bauernfeind

Portfolio Manager (since 2000)

Ethan Meyers

Portfolio Manager (since 2000)

Scott Emerman

Portfolio Manager (since 2002)

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

TOP TEN HOLDINGS (% of net assets)

Alexion Pharmaceuticals Inc.	4.5%
Nuance Communications Inc.	4.3
MGI PHARMA Inc.	3.7
OSI Pharmaceuticals Inc.	2.9
Exterran Holdings Inc.	2.7
SkillSoft plc ADR	2.5
Quicksilver Resources Inc.	2.4
RBC Bearings Inc.	2.3
Actuant Corp. Cl. A	2.2
GEO Group Inc.	2.2

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The past fiscal year may long be remembered for the credit crisis that evolved from rising defaults on subprime mortgages and the subsequent evaporation of investor support for a variety of structured fixed income securities. The private-equity-driven buyout boom was at least temporarily arrested by the inability to finance large transactions. U.S. gross domestic product growth slowed, as did corporate profit growth, and the Federal Reserve attempted to restore stability in financial markets with a half-percentage-point reduction in both the discount rate and the target federal funds rate.

Against this backdrop, we regard the returns in U.S. equities as somewhat remarkable, with the Standard & Poor’s 500 Index registering a mid-teens total return. Investors seemed to favor stocks with exposure to the healthy pace of growth outside the U.S., driven by strength in emerging economies, as large cap stocks generally outperformed small cap stocks. Additionally, growth stocks handily outperformed value stocks as an ability to grow earnings in the face of an economic slowdown was rewarded.

Performance

The Harbor Small Cap Growth Fund returned 19.65% (Institutional Class), 19.35% (Administrative Class), and 19.11% (Investor Class) versus a 16.74% return for the Russell 2000® Growth Index. Portfolio holdings in the technology, health care, energy, consumer discretionary, industrials, and financials sectors all posted double-digit returns and contributed meaningfully to aggregate results. The only two areas with negative portfolio performance contribution were sectors in which we had investments in only one security—telecommunication services and consumer staples.

Seven stocks from five different economic sectors had over a 100-basis-point, or one-percentage-point, contribution to portfolio returns: Alexion Pharmaceuticals, Nuance Communications, MGI Pharma, Hexcel Corporation, Exterran Holdings, Investors Financial Services Corp., and Manor Care. Investors Financial was acquired by State Street Corporation and Manor Care was taken private by the Carlyle Group; both are no longer in the portfolio. The position size of MGI Pharma was increased while the position size of Hexcel was decreased.

Sources of the portfolio’s outperformance relative to the benchmark were broad-based. The financials sector contributed most meaningfully to relative performance. The biggest single driver was the aforementioned Investors Financial, but also contributing were Diamond Rock Hospitality, a hotel REIT, and Signature Bank, a New York-based commercial bank. A cautious stance on traditional spread lending led to a portfolio underweight in the financials sector for the entire year. The Funds’ lack of direct exposure to the troubled markets for collateralized debt obligations (CDOs) or other mortgage-related products also contributed to portfolio performance.

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

Stocks in the technology sector added over 9 basis points to relative returns. While an overweight of the sector was modestly beneficial, the real driver of excess returns was stock selection. Nuance, a company best known for voice recognition software, powered returns as the stock nearly doubled. Accelerating organic revenue growth and increasingly accretive acquisitions have kept valuation in a reasonable range, in our opinion, despite the stock advance. Foundry Networks, a provider of network infrastructure products, added to returns as it capitalized on a recovery in capital spending in the industry. Skillsoft, a provider of web-based training resources, contributed meaningfully to results.

Energy stocks added over 74 basis points to relative returns. The most notable contribution came from names in the equipment and services industry, where three stocks traded up over 25%. Exterran Holdings, the merged entity of Universal Compressor and Hanover Compressor, continued to advance given strong results in its compressor fabrication segment as well as prospects for pricing increases now that regulatory approval of its merger has been granted. Recent portfolio addition Natgo Group, a provider of systems and services to separate oil, gas, and water within a production stream, added to performance.

A cautious stance on the U.S. consumer and investment in some unique growth franchises led to over 150 basis points of relative performance in the consumer discretionary sector. New Oriental Education, the dominant operator of English language training and test prep schools in China, has benefited from a dominant market position and brand strength to grow at a rate well in excess of the Chinese economy. Stewart Enterprises, a company that provides funeral and cemetery services, has posted steady quarterly earnings results and solid growth in both its cemetery operations and “pre-need” sales. Lululemon Athletica, a women’s athletic wear retailer, was a short-lived portfolio holding with positive impact on overall results. While its growth prospects and positioning with consumers compelled our investment in the IPO and subsequent purchases in the open market, a sharp advance in the shares led to a sale of the position, given our strict valuation discipline.

The only significant performance detractor came from the industrials sector, with almost 150 basis points yielded to the index. Knoll, a manufacturer of office furniture, suffered from the slowdown in industry growth, due to low office-vacancy rates. New office capacity growth is expected to accelerate in 2008, which we believe should fuel a pick-up in furniture demand. Corporate Executive Board, a publisher of best practices research, felt the pinch of slowing economic growth in the U.S. and lowered full-year forecasts twice. The stock has since been eliminated from the portfolio.

Outlook and Strategy

Despite Federal Reserve efforts to restore confidence in financial markets, the turbulence continues and the jury is out regarding the likelihood that strength in emerging markets will be enough to buoy the U.S. economy. Over the past year, the portfolio has become more overweight in energy and technology stocks and more underweight in the financials and consumer discretionary sectors. With a slowdown in emerging economies not yet evident and with surging liquidity worldwide, we believe the likelihood of further strength in energy and industrials is high. And while an underweight position in consumer discretionary and financials may not be unique, there has been very little evidence to date of any stimulative impact of lower short term rates on these early-cycle sectors.

This report contains the current opinions of Westfield Capital Management Company LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Small Cap Growth Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 010

Cusip: 411511868

Ticker: HASGX

Inception Date: 11-01-2000

ADMINISTRATIVE CLASS

Fund #: 210

Cusip: 411511769

Ticker: HRSGX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 410

Cusip: 411511777

Ticker: HISGX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	67	1,251
Total Net Assets (000s)	$731,517	N/A
Weighted Average Market Cap ($MM)	$1,984	$1,584
Adjusted Price/Earnings Ratio (P/E)	36.7x	42.1x
Price/Book Ratio (P/B)	4.2x	2.5x
Beta vs Russell 2000® Growth Index	0.83	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	50%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2000 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Small Cap Growth Fund
	Institutional Class	19.65%	16.90%	9.51%	$18,883
	Administrative Class	19.35	16.65	9.28	18,611
	Investor Class	19.11	16.45	9.14	18,451
	Comparative Index
	Russell 2000® Growth	16.74%	18.58%	3.35%	$12,594

As stated in the Fund’s current prospectus, the expense ratios were 0.82% (Institutional Class); 1.07% (Administrative Class) and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The performance of the Administrative and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Small Cap Growth Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.82%

Total Net Assets (000s)

    $648,885

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.07%

Total Net Assets (000s):

    $39,877

INVESTOR CLASS

Net Expense Ratio: 1.20%

Total Net Assets (000s):

    $42,755

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,111.52	$4.38
Hypothetical (5% return)	1,000.00	1,020.96	4.19
Administrative Class
Actual	$1,000.00	$1,110.53	$5.71
Hypothetical (5% return)	1,000.00	1,019.66	5.46
Investor Class
Actual	$1,000.00	$1,109.26	$6.39
Hypothetical (5% return)	1,000.00	1,018.99	6.12
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.9%)

COMMON STOCKS—98.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.4%
404,500	Hexcel Corp.*	$10,125

AIRLINES—0.6%
125,294	Allegiant Travel Co.	4,513

BIOTECHNOLOGY—11.3%
429,200	Alexion Pharmaceuticals Inc.*	32,834
985,900	Human Genome Sciences Inc.*	9,326
510,100	OSI Pharmaceuticals Inc.*	21,205
515,600	Vanda Pharmaceuticals Inc.	7,734
347,000	Vertex Pharmaceuticals Inc.*	11,222

		82,321

BUILDING PRODUCTS—1.4%
436,000	Apogee Enterprises Inc.	10,259

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—2.9%
41,701	East West Bancorp Inc.	$1,407
319,500	Signature Bank*	10,911
503,200	UCBH Holdings Inc.	8,589

		20,907

COMMERCIAL SERVICES & SUPPLIES—4.0%
519,700	GEO Group Inc.	16,438
670,500	Knoll Inc.	12,733

		29,171

COMMUNICATIONS EQUIPMENT—1.8%
294,800	Foundry Networks Inc.*	6,232
248,700	Polycom Inc.*	6,959

		13,191

DIVERSIFIED CONSUMER SERVICES—4.2%
603,879	Corinthian Colleges Inc.	9,898
108,300	New Oriental Education & Technology Group Inc. ADR[1]*	9,695
1,264,300	Stewart Enterprises Inc. Cl. A	11,467

		31,060

ELECTRICAL EQUIPMENT—1.3%
193,300	Acuity Brands Inc.	9,240

ENERGY EQUIPMENT & SERVICES—7.9%
475,100	Complete Production Services Inc.*	9,454
233,510	Exterran Holdings Inc.	19,662
80,900	NATCO Group Inc. Cl. A	4,313
333,200	Oil States International Inc.*	14,391
277,000	Superior Energy Services Inc.*	10,271

		58,091

HEALTH CARE EQUIPMENT & SUPPLIES—6.6%
699,300	ev3 Inc.	10,266
428,207	Immucor Inc.*	13,810
156,300	Masimo Corp.	5,348
333,200	Palomar Medical Technologies Inc.*	8,426
202,506	PolyMedica Corp.	10,725

		48,575

HEALTH CARE PROVIDERS & SERVICES—2.4%
270,100	Gentiva Health Services Inc.*	5,127
63,500	Manor Care Inc.	4,228
119,300	NightHawk Radiology Holdings Inc.*	2,808
338,700	Sun Healthcare Group Inc.	5,470

		17,633

HOTELS, RESTAURANTS & LEISURE—3.3%
824,728	Texas Roadhouse Inc. Cl. A*	10,449
390,800	WMS Industries Inc.	13,549

		23,998

INTERNET SOFTWARE & SERVICES—5.8%
833,700	CyberSource Corp.*	13,631
2,035,476	SkillSoft plc ADR[1]*	18,218
564,900	Websense Inc.*	10,394

		42,243

IT SERVICES—1.3%
1,360,200	Sapient Corp.*	9,521

LIFE SCIENCES TOOLS & SERVICES—2.1%
171,400	Dionex Corp.	15,083

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—5.0%
238,202	Actuant Corp. Cl. A*	$16,431
161,800	Gehl Co.*	3,095
417,408	RBC Bearings Inc.*	16,776

		36,302

METALS & MINING—0.2%
77,100	Horsehead Holding Corp.*	1,758

OIL, GAS & CONSUMABLE FUELS—3.9%
270,100	Foundation Coal Holdings Inc.	11,539
301,650	Quicksilver Resources Inc.*	17,194

		28,733

PERSONAL PRODUCTS—1.8%
536,100	Bare Escentuals Inc.	13,242

PHARMACEUTICALS—5.9%
809,000	Adolor Corp.*	2,831
840,600	MGI PHARMA Inc.*	27,387
390,800	Santarus Inc.	852
632,100	The Medicines Co.*	12,105

		43,175

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.9%
360,600	DiamondRock Hospitality Co.	6,909

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.4%
862,500	AMIS Holdings Inc.	6,615
345,550	ATMI Inc.*	11,106
1,489,100	PMC-Sierra Inc.*	13,417
254,308	Power Integrations Inc.	8,273

		39,411

SOFTWARE—12.5%
617,219	Informatica Corp.*	10,542
412,700	Macrovision Corp.*	9,905
433,373	Net 1 UEPS Technologies Inc.*	13,877

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—Continued
1,413,700	Nuance Communications Inc.*	$31,257
710,300	Quest Software Inc.*	12,359
415,500	Solera Holdings Inc.*	8,937
175,273	Verint Systems Inc.*	4,396

		91,273

TEXTILES, APPAREL & LUXURY GOODS—2.6%
499,100	Iconix Brand Group Inc.*	11,404
126,000	Under Armour Inc. Cl. A*	7,844

		19,248

TRADING COMPANIES & DISTRIBUTORS—1.6%
485,400	Interline Brands Inc.*	11,595

TOTAL COMMON STOCKS (Cost $543,251)		717,577

SHORT-TERM INVESTMENTS—0.8%
(Cost $6,038)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$6,038	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.000% collateralized by a Federal Home Loan Bank Note (market value $6,164)	6,038

TOTAL INVESTMENTS—98.9% (Cost $549,289)		723,615

CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		7,902

TOTAL NET ASSETS—100.0%		$731,517

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

NorthPointe Capital, LLC

101 West Big Beaver Road

Suite 745

Troy, MI 48084

Carl Wilk, CFP

Portfolio Manager (since 2006)

NorthPointe has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

TOP TEN HOLDINGS (% of net assets)

Silicon Motion Technology Corp. ADR	2.0%
Cash America International Inc.	1.9
Iconix Brand Group Inc.	1.9
Central European Distribution Corp.	1.8
Interwoven Inc.	1.8
Obagi Medical Products Inc.	1.8
UAP Holding Corp.	1.8
World Fuel Services Corp.	1.8
C-COR Inc.	1.7
inVentiv Health Inc.	1.7

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

For the 12 months ended October 31, 2007, the Russell 2000® Growth Index of small cap growth stocks rose over 16%, a gain that did not come easily as markets remained volatile throughout the year. Investors appeared to experiment with a number of investment strategies, ranging from defensive versus speculative, to low-quality stocks versus high-quality. These strategic shifts coincided with mixed economic data related to housing, oil prices, and overall economic activity. For most of the year, markets also benefited from increased merger and acquisition activity, primarily from financial sponsors such as private equity firms.

Performance

The Harbor Small Company Growth Fund returned 14.24% (Institutional Class), 13.88% (Administrative Class), and 13.79% (Investor Class) for the fiscal year ended October 31, 2007. By comparison, the Russell 2000® Growth benchmark rose 16.74%.

Our investment process begins by looking for those characteristics that historically have been strong indicators of a company’s future success. These include: a minimum expected one-year growth rate of 15%, a total-debt-to-market-cap ratio of less than 50%, a high return on equity, and a market capitalization of between $200 million and $3 billion. Once we identify companies meeting these parameters, one of our experienced investment professionals begins the due diligence process. This process includes reviewing the company’s financial condition, products, market position, and the depth of its management team. The process concludes with a valuation analysis and a reject-or-invest decision.

Our investment strategy emphasizes that selling is as important as buying. To this end, we seek to be disciplined sellers. We tend to sell once a stock is priced at twice its expected growth rate. In addition, we generally seek to sell if the fundamentals of the company change or the market capitalization exceeds our parameters.

The portfolio is constructed in a manner we believe to be well-diversified and to limit individual security risk. We construct the portfolio using a bottom-up approach; as such, our sector weights are a function of the results from our fundamental analysis. Individual securities are generally limited to 2% of the total portfolio weight.

We believe our performance for the fiscal year was the result of the investment philosophy and process discussed above. In summary, our strategy focuses on the selection of companies we believe are high quality, and this strategy was not rewarded during the past year.

Investments in the consumer discretionary and consumer staples sectors were the biggest contributors to both absolute and relative performance. Consumer discretionary holdings

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY—Continued

comprised approximately 15% of the portfolio. While lower than the index weight, the Fund’s investments in this sector returned 38% compared with 9% for the index. In the consumer staples area, the Fund experienced a 50% return versus 14% for the index.

Offsetting those strong performances was weakness within the industrials and financials sectors. The Fund’s industrial holdings comprised 20% of the portfolio versus 18% of the benchmark. The Fund’s industrial holdings returned negative 3% compared to a positive 19% for the index as more cyclical, value-oriented stocks led the benchmark. Our financial holdings returned negative 0.5% compared to negative 2% for the benchmark. The better absolute return of the Fund was offset by the Fund’s 13% portfolio weight in financials versus 9% for the benchmark.

With respect to individual stocks, two holdings—Crocs, which returned 277%, and Sirenza Microdevices, which returned 112%—were our biggest contributors to performance. Crocs has benefited from the popularity of its footwear products, while Sirenza Microdevices continued to experience increased demand from its wireless and wireline telecommunications customers. Other major contributors included Central European Distribution Corporation and Obagi Medical Products, which rose 110% and 106%, respectively.

Detractors from performance included Trident Microsystems, which lost 63%, and Celadon Group, down 57%. Trident Microsystems is a designer and developer of integrated circuits used in consumer electronics. Although the company experienced weakness from guidance it provided to investors earlier in the year, we continue to own the shares as we believe consumer electronics will continue to grow as worldwide per capita income grows. Celadon Group is a transportation company that came under pressure due to concerns about slowing earnings growth. Also among the major detractors were World Acceptance Corporation and Physicians Formula Holdings. These securities were down 35% and 57%, respectively. We exited our positions in Celadon Group and Physicians Formula Holdings during the period.

As of October 31, 2007, investments in information technology, industrials, and health care were the largest absolute sector weights in the portfolio. Relative to the index, the biggest sector overweights were in financials, industrials, and consumer staples. The largest below-benchmark allocations were in health care, materials, and energy.

Outlook and Strategy

As we look forward, we believe concerns about the housing and mortgage markets and speculation about the actions of the Federal Reserve could create near-term headwinds for the market. Despite these macroeconomic concerns, we continue to adhere to our bottom-up, fundamental approach to stock selection. Therefore, our strategy remains focused on companies that we believe are high quality: namely, those that exhibit sustainable competitive advantages, low financial risk, greater-than-market earnings growth, and attractive valuations. We continue to be patient and highly selective in our investment choices. Ultimately, this discipline determines the positioning of our portfolio and concentrates the risk/reward profile on stock selection. We remain upbeat about the positioning of the portfolio.

This report contains the current opinions of NorthPointe Capital, LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Investing in mutual funds involves market risk, including loss of principal. There is no assurance that the investment objective will be achieved.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Small Company Growth Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 026

Cusip: 411511496

Ticker: HGSCX

Inception Date: 02-01-2006

ADMINISTRATIVE CLASS

Fund #: 226

Cusip: 411511470

Ticker: HSGRX

Inception Date: 02-01-2006

INVESTOR CLASS

Fund #: 426

Cusip: 411511488

Ticker: HSGIX

Inception Date: 02-01-2006

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	73	1,251
Total Net Assets (000s)	$19,226	N/A
Weighted Average Market Cap ($MM)	$1,222	$1,584
Adjusted Price/Earnings Ratio (P/E)	30.2x	42.1x
Price/Book Ratio (P/B)	3.0x	2.5x
Beta vs Russell 2000® Growth Index	0.83	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	92%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 02-01-2006 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Year	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Small Company Growth Fund
	Institutional Class	14.24%	—%	9.04%	$11,630
	Administrative Class	13.88	—	8.72	11,570
	Investor Class	13.79	—	8.61	11,550
	Comparative Index
	Russell 2000® Growth	16.74%	18.58%	9.99%	$11,814

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Net) and 3.12% (Gross) (Institutional Class); 1.12% (Net) and 3.37% (Gross) (Administrative Class); and 1.25% (Net) and 3.50% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2008. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

Harbor Small Company Growth Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.87%

Total Net Assets (000s):

    $15,110

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.11%

Total Net Assets (000s):

    $2,522

INVESTOR CLASS

Net Expense Ratio: 1.25%

Total Net Assets (000s):

    $1,594

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,066.97	$4.51
Hypothetical (5% return)	1,000.00	1,020.73	4.41
Administrative Class
Actual	$1,000.00	$1,065.38	$5.78
Hypothetical (5% return)	1,000.00	1,019.46	5.65
Investor Class
Actual	$1,000.00	$1,064.52	$6.48
Hypothetical (5% return)	1,000.00	1,018.77	6.34
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.0%)

COMMON STOCKS—96.0%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.4%
10,260	LMI Aerospace Inc.	$275

AIR FREIGHT & LOGISTICS—1.5%
4,860	Atlas Air Worldwide Holdings Inc.	285

AUTO COMPONENTS—0.8%
7,770	Fuel Systems Solutions Inc.	146

COMMON STOCKS—Continued

Shares		Value (000s)
CAPITAL MARKETS—3.8%
7,213	FCStone Group Inc.*	$254
16,005	Penson Worldwide Inc.	271
12,855	Thomas Weisel Partners Group Inc.	205

		730

COMMERCIAL BANKS—1.6%
8,825	Royal Bancshares of Pennsylvania Inc. Cl. A	167
10,230	Vineyard National Bancorp	142

		309

COMMERCIAL SERVICES & SUPPLIES—5.0%
5,355	Barrett Business Services Inc.*	91
13,640	Cenveo Inc.*	308
8,715	First Advantage Corp. Cl. A	160
7,860	GeoEye Inc.	246
19,810	On Assignment Inc.	165

		970

COMMUNICATIONS EQUIPMENT—2.9%
27,135	C-COR Inc.*	333
8,235	Polycom Inc.*	230

		563

CONSTRUCTION & ENGINEERING—1.4%
7,795	AECOM Technology Corp.*	263

CONSUMER FINANCE—5.2%
9,443	Cash America International Inc.	368
23,690	EZCORP Inc. Cl. A	312
9,825	World Acceptance Corp.*	317

		997

DISTRIBUTORS—1.7%
8,530	LKQ Corp.*	329

DIVERSIFIED CONSUMER SERVICES—1.3%
17,640	INVESTools Inc.	257

DIVERSIFIED FINANCIAL SERVICES—0.1%
1,804	Medallion Financial Corp.	19

ELECTRICAL EQUIPMENT—1.4%
14,000	LSI Industries Inc.	265

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.7%
24,761	TTM Technologies Inc.*	318

ENERGY EQUIPMENT & SERVICES—1.4%
4,516	Lufkin Industries Inc.	269

FOOD & STAPLES RETAILING—1.8%
6,420	Central European Distribution Corp.*	341

HEALTH CARE EQUIPMENT & SUPPLIES—3.3%
16,510	AngioDynamics Inc.	330
7,210	West Pharmaceutical Services Inc.	298

		628

HEALTH CARE PROVIDERS & SERVICES—6.7%
9,980	Bio-Reference Laboratories Inc.*	320
5,100	Genoptix Inc.*	126
7,870	inVentiv Health Inc.	333
14,100	PharMerica Corp.*	225
6,000	VCA Antech Inc.*	276

		1,280

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE TECHNOLOGY—1.9%
8,200	Phase Forward Inc.*	$195
10,615	The TriZetto Group Inc.*	174

		369

HOTELS, RESTAURANTS & LEISURE—2.9%
9,170	Monarch Casino & Resort Inc.*	281
7,755	Scientific Games Corp. Cl. A*	280

		561

HOUSEHOLD DURABLES—1.7%
9,100	Jarden Corp.*	323

INSURANCE—3.7%
7,135	National Interstate Corp.	228
5,005	Navigators Group Inc.*	302
3,440	ProAssurance Corp.*	190

		720

INTERNET SOFTWARE & SERVICES—7.4%
16,360	CyberSource Corp.*	268
8,475	Imergent Inc.	204
23,960	Interwoven Inc.*	340
9,385	j2 Global Communications Inc.*	316
21,888	TheStreet.com Inc.	296

		1,424

LEISURE EQUIPMENT & PRODUCTS—1.7%
18,755	Callaway Golf Co.	325

LIFE SCIENCES TOOLS & SERVICES—1.5%
7,290	Kendle International Inc.	294

MACHINERY—6.3%
4,075	Actuant Corp. Cl. A*	281
23,100	Flow International Corp.	194
4,860	Hurco Co. Inc.*	278
3,130	Robbins & Myers Inc.	226
3,415	Twin Disc, Inc.	226

		1,205

MARINE—1.0%
6,200	Horizon Lines Inc.	195

OIL, GAS & CONSUMABLE FUELS—1.8%
7,680	World Fuel Services Corp.	340

PHARMACEUTICALS—4.7%
5,865	Adams Respiratory Therapeutics Inc.*	258
15,508	Obagi Medical Products Inc.	338
12,425	Sciele Pharma Inc.	316

		912

ROAD & RAIL—1.0%
6,425	Genesee & Wyoming Inc. Cl. A*	188

COMMON STOCKS—Continued

Shares		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.3%
9,940	Diodes Inc.*	$328
27,495	ON Semiconductor Corp.*	280
30,520	RF Micro Devices Inc.	190
15,395	Silicon Motion Technology Corp. ADR[1]*	385
8,110	SiRF Technology Holdings Inc.*	242
21,520	Trident Microsystems Inc.	162
15,240	Ultra Clean Holdings Inc.*	196

		1,783

SOFTWARE—2.2%
17,622	Radiant Systems Inc.	288
9,020	Smith Micro Software Inc.*	139

		427

SPECIALTY RETAIL—1.3%
8,420	Jos. A. Bank Clothiers Inc.*	246

TEXTILES, APPAREL & LUXURY GOODS—2.8%
10,400	FGX International Holdings Ltd.*	178
15,985	Iconix Brand Group Inc.	365

		543

TRADING COMPANIES & DISTRIBUTORS—1.8%
11,000	UAP Holding Corp.	350

TOTAL COMMON STOCKS (Cost $17,178)		18,449

SHORT-TERM INVESTMENTS—1.8%
(Cost $340)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$340	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.000% collateralized by a Federal Home Loan Bank Note (market value $352)	340

TOTAL INVESTMENTS—97.8% (Cost $17,518)		18,789

CASH AND OTHER ASSETS, LESS LIABILITIES—2.2%		437

TOTAL NET ASSETS—100.0%		$19,226

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

Richard E. Helm, CFA

Portfolio Manager (since 2007)

Cohen & Steers has subadvised the Fund since June 19, 2007.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks.

TOP TEN HOLDINGS (% of net assets)

FPL Group Inc.	2.9%
Wells Fargo & Co.	2.8
Bank of America Corp.	2.5
HCC Insurance Holdings Inc.	2.3
Abbott Laboratories	2.1
Aflac Inc.	2.1
Citigroup Inc.	2.1
Procter & Gamble Co.	2.1
General Dynamics Corp.	1.9
Lockheed Martin Corp.	1.9

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The fiscal year ended October 31, 2007, was volatile for equities in general. Stocks declined sharply in mid-August, as institutional investors sought liquidity amid a broad repricing of risk in the capital markets. Conditions began to stabilize somewhat as central banks injected billions of dollars into the banking systems. The Federal Reserve took additional actions, reducing its discount rate (the rate it charges banks for loans) in two moves by a total of 100 basis points, to 5.25%. It also lowered the federal funds rate (the rate at which banks lend to one another) on September 18, by 50 basis points, to 4.75%. This was the first cut in the key fed funds rate since 2003, and the size of the reduction was at the aggressive end of market expectations. Stocks ended the fiscal year on an up note as the Fed reduced the federal funds rate again, this time to 4.50%, on October 31.

Not surprisingly, with concerns about slower economic growth and consumers facing higher mortgage payments, consumer cyclical stocks fared poorly. Financial services stocks also struggled amid the repricing of credit risk and a difficult liquidity environment that saw more than a few mortgage originators declare bankruptcy. Even many high-quality companies with conservative balance sheets declined, although such companies generally outperformed lower quality stocks. Weakness in financial stocks had a great impact on the value end of the stock market, as the financial sector accounts for about one-third of the value index.

On the positive side, energy was among the best-performing sectors within value stocks, reflecting strong global demand for oil, particularly in emerging economies. The industrial sector also outperformed, aided in part by a weaker U.S. dollar and stronger overseas growth. The consumer staples and telecommunications sectors benefited from their relatively defensive characteristics.

Performance

The Harbor Large Cap Value Fund produced solid total returns and strongly outperformed its benchmark for the fiscal year ended October 31, 2007. The Fund posted returns of 15.93% (Institutional Class), 15.62% (Administrative Class), and 15.49% (Investor Class), compared with 10.83% for the Russell 1000® Value Index.

Stock selection was a key factor in the Fund’s performance, as the Fund outperformed the benchmark in almost all sectors. This was especially true in the troubled financial sector, where Fund holdings posted a slightly positive return while financial stocks in the index lost over 5%. An underweighted position in the financial sector also helped performance. A somewhat underweighted position in the surging energy sector detracted slightly from the Fund’s performance relative to the benchmark.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

Cohen & Steers Capital Management, Inc., became subadviser of the Harbor Large Cap Value Fund effective June 19. The portfolio was restructured to place an emphasis on companies with a history of increasing their dividends to shareholders and the potential to sustain such increases. From June 19 through the end of the fiscal year on October 31, the Fund generated a positive return of 3.11% (Institutional Class), while the Russell 1000® Value benchmark posted a negative return of 2.52%.

Outlook and Strategy

The economy appears to be in a mature stage of its cycle and moderation in growth appears likely. In addition to cyclical factors, we believe the liquidity squeeze we witnessed last summer could lower growth prospects as risk-averse lenders tighten credit standards; consumers and companies that heretofore qualified for loans could find it more difficult to secure credit, and rates could be less favorable.

While a return to more normal conditions in credit markets may take some time and growth could be sluggish in the interim, we believe the U.S. economy is likely to avoid recession, drawing support from a solid global economy, a responsive Federal Reserve, and strong corporate balance sheets. However, economic data may remain mixed, and we continue to monitor such data for signs of slower growth that could tip the United States into an actual recession.

In terms of valuation, as of October 31, 2007, equities traded at about 14 times estimated 2008 operating earnings as measured by Standard & Poor’s 500 Index companies. We view that as reasonable, given what we see as the potential for a healthy (though probably lower) rate of earnings growth in 2008.

Barring a sudden economic reversal, we expect solid cash-flow growth to flow through to drive dividend growth, especially if payout ratios begin to rise after a long period of decline. Due to strong corporate profits over the past few years, payout ratios have fallen well below their historical averages even as dividend payouts have been increasing.

Amid what we expect to be fairly volatile market conditions as investors react to headline news—including political news as an election season proceeds—we will look for opportunities to purchase high-quality companies at attractive valuations. Our focus is on companies that have both the potential and the priority to increase their dividends, as we believe that dividend initiations and dividend growth have historically been reliable indicators of corporate health.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. and Harbor Capital Advisors, Inc. and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund typically invests in approximately 60 to 80 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Large Cap Value Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 013

Cusip: 411511603

Ticker: HAVLX

Inception Date: 12-29-1987

ADMINISTRATIVE CLASS

Fund #: 213

Cusip: 411511751

Ticker: HRLVX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 413

Cusip: 411511744

Ticker: HILVX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	82	618
Total Net Assets (000s)	$343,633	N/A
Weighted Average Market Cap ($MM)	$102,870	$118,880
Adjusted Price/Earnings Ratio (P/E)	20.7x	19.8x
Price/Book Ratio (P/B)	2.6x	2.1x
Beta vs Russell 1000® Value Index	0.90	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	114%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1997 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Large Cap Value Fund
	Institutional Class	15.93%	14.65%	7.86%	$21,303
	Administrative Class	15.62	14.45	7.63	20,860
	Investor Class	15.49	14.19	7.41	20,436
	Comparative Index
	Russell 1000® Value	10.83%	16.39%	9.11%	$23,919

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Institutional Class); 0.93% (Administrative Class); and 1.08% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The performance of the Administrative and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Large Cap Value Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.68%

Total Net Assets (000s):

    $211,985

ADMINISTRATIVE CLASS

Net Expense Ratio: 0.93%

Total Net Assets (000s):

    $6,706

INVESTOR CLASS

Net Expense Ratio: 1.06%

Total Net Assets (000s):

    $124,942

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,079.54	$3.55
Hypothetical (5% return)	1,000.00	1,021.71	3.45
Administrative Class
Actual	$1,000.00	$1,078.24	$4.84
Hypothetical (5% return)	1,000.00	1,020.42	4.71
Investor Class
Actual	$1,000.00	$1,077.48	$5.54
Hypothetical (5% return)	1,000.00	1,019.74	5.38
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.7%)

COMMON STOCKS—96.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.4%
24,200	Boeing Co.	$2,386
70,000	General Dynamics Corp.	6,367
59,300	Lockheed Martin Corp.	6,525

		15,278

COMMON STOCKS—Continued

Shares		Value (000s)
AIR FREIGHT & LOGISTICS—1.6%
73,600	United Parcel Service Inc. Cl. B	$5,527

AIRLINES—1.0%
222,100	Cathay Pacific Airways Ltd. ADR[1]	3,298

BEVERAGES—1.4%
53,300	Diageo plc ADR[1]	4,890

CAPITAL MARKETS—3.9%
20,400	BlackRock Inc. Cl. A	4,222
37,700	Merrill Lynch & Co. Inc.	2,489
62,000	Morgan Stanley	4,170
105,700	The Blackstone Group L.P.*	2,688

		13,569

CHEMICALS—1.4%
36,600	Dow Chemical Co.	1,649
33,300	Monsanto Co.	3,251

		4,900

COMMERCIAL BANKS—7.1%
57,800	HSBC Holdings plc ADR[1]	5,752
145,700	U.S. Bancorp	4,831
99,100	Wachovia Corp.	4,532
278,300	Wells Fargo & Co.	9,465

		24,580

COMMUNICATIONS EQUIPMENT—1.6%
153,800	Corning Inc.*	3,733
42,400	Nokia Corp. Sponsored ADR[1]	1,684

		5,417

COMPUTERS & PERIPHERALS—1.6%
21,100	International Business Machines Corp.	2,450
106,000	Seagate Technology	2,951

		5,401

CONSTRUCTION MATERIALS—1.0%
28,800	Holcim Ltd.—Registered (SWS)	3,282

DIVERSIFIED FINANCIAL SERVICES—6.3%
181,300	Bank of America Corp.	8,753
171,000	Citigroup Inc.	7,165
119,300	JPMorgan Chase & Co.	5,607

		21,525

DIVERSIFIED TELECOMMUNICATION SERVICES—3.2%
148,400	AT&T Inc.	6,202
104,300	Verizon Communications Inc.	4,805

		11,007

ELECTRIC UTILITIES—6.0%
72,700	E.ON AG ADR[1]	4,733
56,800	Edison International	3,303
31,200	Exelon Corp.	2,582
145,100	FPL Group Inc.	9,928

		20,546

ENERGY EQUIPMENT & SERVICES—3.1%
38,100	Baker Hughes Inc.	3,304
49,300	GlobalSantaFe Corp.	3,995
33,000	Schlumberger Ltd.	3,187

		10,486

FOOD & STAPLES RETAILING—1.5%
32,400	Costco Wholesale Corp.	2,179
74,800	Wal-Mart de Mexico SAB de CV ADR[1]	3,030

		5,209

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD PRODUCTS—0.9%
89,100	Archer Daniels Midland Co.	$3,188

HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
124,500	Medtronic Inc.	5,906

HOTELS, RESTAURANTS & LEISURE—2.4%
36,800	Carnival Corp.	1,766
30,900	Starwood Hotels & Resorts Worldwide Inc. Cl. B	1,757
120,100	Yum! Brands Inc.	4,836

		8,359

HOUSEHOLD PRODUCTS—2.1%
103,000	Procter & Gamble Co.	7,161

INDUSTRIAL CONGLOMERATES—1.4%
117,100	General Electric Co.	4,820

INSURANCE—9.6%
102,300	ACE Ltd.	6,201
114,500	Aflac Inc.	7,188
102,200	Allstate Corp.	5,355
99,400	American International Group Inc.	6,274
269,200	HCC Insurance Holdings Inc.	8,046

		33,064

MACHINERY—0.5%
28,250	PACCAR Inc.	1,570

MEDIA—1.4%
262,700	Time Warner Inc.	4,797

METALS & MINING—0.6%
55,200	Alcoa Inc.	2,185

MULTILINE RETAIL—1.2%
28,500	J.C. Penney Co. Inc.	1,603
60,800	Nordstrom Inc.	2,398

		4,001

OIL, GAS & CONSUMABLE FUELS—9.1%
45,200	Chevron Corp.	4,136
1,480,000	CNOOC Ltd. (HK)	3,097
58,800	ConocoPhillips	4,996
54,200	Devon Energy Corp.	5,062
68,200	Exxon Mobil Corp.	6,274
70,900	Petro-Canada	4,086
45,500	TOTAL SA (FR)	3,668

		31,319

PHARMACEUTICALS—5.8%
130,500	Abbott Laboratories	7,128
85,100	Johnson & Johnson	5,546
99,000	Pfizer Inc.	2,436
110,100	Teva Pharmaceutical Industries Ltd. ADR (IL)	4,846

		19,956

COMMON STOCKS—Continued

Shares		Value (000s)

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.9%
21,400	Alexandria Real Estate Equities Inc.	$2,207
45,800	British Land Co. plc (UK)	1,032
49,300	Corporate Office Properties Trust	2,038
23,700	ProLogis	1,700
13,300	Public Storage Inc.	1,077
17,200	Simon Property Group Inc.	1,791

		9,845

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
267,800	Hongkong Land Holdings Ltd. (HK)	1,334

ROAD & RAIL—0.2%
16,000	Norfolk Southern Corp.	826

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
64,800	Intel Corp.	1,743
123,000	Microchip Technology Inc.	4,080

		5,823

SOFTWARE—1.5%
137,000	Microsoft Corp.	5,043

SPECIALTY RETAIL—1.5%
244,000	Carphone Warehouse Group plc (UK)	1,778
49,700	H&M Hennes & Mauritz Ab Series B (SW)	3,310

		5,088

TEXTILES, APPAREL & LUXURY GOODS—1.6%
85,000	Nike Inc. Cl. B	5,632

THRIFTS & MORTGAGE FINANCE—1.2%
63,900	Federal Home Loan Mortgage Corp.	3,337
45,900	MGIC Investment Corp.	889

		4,226

TOBACCO—1.8%
84,600	Altria Group Inc.	6,170

WIRELESS TELECOMMUNICATION SERVICES—1.7%
36,900	America Movil SAB de C.V. Series L ADR[1]	2,413
32,500	China Mobile (HK) Ltd. ADR[1]	3,369

		5,782

TOTAL COMMON STOCKS (Cost $297,555)		331,010

TOTAL INVESTMENTS—96.3% (Cost $297,555)		331,010

CASH AND OTHER ASSETS, LESS LIABILITIES—3.7%		12,623

TOTAL NET ASSETS—100.0%		$343,633

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(FR)	France.

(HK)	Hong Kong.

(IL)	Israel.

(SW)	Sweden.

(SWS)	Switzerland.

(UK)	United Kingdom.

The accompanying notes are an integral part of the financial statements.

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

1 North Wacker Drive

Chicago, IL 60606

Josef Lakonishok, Ph.D.

Portfolio Manager (since 2004)

Robert Vishny, Ph.D.

Portfolio Manager (since 2004)

Menno Vermeulen, CFA

Portfolio Manager (since 2004)

Puneet Mansharamani

Portfolio Manager (since 2006)

LSV has subadvised the Fund since September 30, 2004.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

TOP TEN HOLDINGS (% of net assets)

Parker Hannifin Corp.	1.9%
Everest Re Group Ltd.	1.8
Safeco Corp.	1.8
Lyondell Chemical Co.	1.7
PPG Industries Inc.	1.6
W.W. Grainger Inc.	1.5
Commerce Group Inc.	1.5
Comerica Inc.	1.5
Computer Sciences Corp.	1.5
Seagate Technology	1.5

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings: individual investments may have different characteristics.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Equity markets posted strong returns over the year ended October 31, 2007, despite the debacle in the credit markets triggered by the troubled subprime mortgage market. The Standard & Poor’s 500 Index advanced nearly 15%, led by strong returns in the energy and materials sectors. These sectors benefited as oil prices continued to climb and demand for commodities remained strong, particularly in the emerging markets. The double-digit return masked a very volatile period, with markets plunging globally in late February and again in early August only to recover much of those losses by the end of October.

The mid cap segment of the market also advanced 15%. All capitalization segments of the market were led by higher-multiple growth stocks as style leadership shifted dramatically from value to growth. The Russell Midcap® Value Index was up 9.73% over the past 12 months, trailing the Russell Midcap® Growth Index by 10 percentage points. The value benchmark was dragged down by the weak performance of the financial and consumer discretionary sectors, the two sectors most heavily impacted by subprime mortgage and housing problems. Financials and real estate investment trusts, or REITs (primarily mortgage REITs), were the only two segments to post negative returns, while the consumer discretionary sector was only modestly positive.

Performance

The Harbor Mid Cap® Value Fund returned 4.97% (Institutional Class), 4.68% (Administrative Class), and 4.60% (Investor Class) for the fiscal year ended October 31, 2007, compared to 9.73% for the Russell Midcap® Value Index. While the Fund’s sector allocation added value, our deep value bias and adverse stock selection led to the underperformance relative to the benchmark. The Fund’s overweight to the materials and industrials sectors, the two best performing sectors, and underweight to REITs added value. We will overweight sectors and industries where we are finding the most attractive individual stocks, with the exposure to any one sector limited to plus or minus 5% relative to the benchmark weight.

The Fund struggled late in the fiscal year as our deep value approach, which favors inexpensive stocks, was not rewarded in an environment that favored companies possessing high price/earnings, price/cash flow, and price/book ratios. This certainly was the reverse of the long-term trend on which our discipline is based. Our holdings in the financial, mortgage, and housing-related industries suffered as the largest global financial institutions revealed more and more bad news regarding their exposure to subprime and other mortgage-related losses. Although the Fund

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

was not materially overweight in these segments of the market, it was negatively impacted by exposure to holdings such as LandAmerica Financial, CIT Group, MGIC Investment Corp, and several mortgage REITs.

The top performers in the Fund included several stocks in the industrial sector such as Navistar International and Cummins; Lyondel Chemical in the materials sector; Tupperware, Goodyear Tire & Rubber, and Pepsi Bottling Group in the consumer sectors; and Ohio Casualty Corp. and Commerce Group in the financial sector. In addition to financial names that struggled, other detractors included King Pharmaceuticals in the health care sector, Ruby Tuesday in the consumer discretionary sector, ExpressJet Holdings in the industrials sector, and Patterson UTI Energy and Sunoco in the energy sector.

Outlook and Strategy

LSV’s portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. Stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected-return ranking for each stock in the universe. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Exposure to different sectors of the market relative to the benchmark will vary over time and is a result of our stock selection process, subject to minimum and maximum exposures to sectors and industries. Over the last 12 months, the Fund’s weights to energy, materials, and industrials increased, primarily due to strong results in those sectors. At the end of the fiscal year, the portfolio was overweighted in the consumer discretionary, materials, and technology sectors at the expense of REITs and utilities. The Fund was slightly underweight to financials and equal weighted to the energy sector.

As of October 31, 2007, the portfolio was trading at a significant discount to the market on several valuation metrics. For example, the portfolio as a whole was trading on average at 12.4x forward earnings, compared to 16.9x for the value benchmark, and 7.9x cash flow, compared to 9.0x for the Russell Midcap® Value Index. While recent performance has been below the benchmark return, we believe that our disciplined investment strategy will perform well over the long run as we anticipate that the market will reward companies with solid, reasonably priced fundamentals.

This report contains the current opinions of LSV Asset Management and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Mid Cap Value Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 023

Cusip: 411511835

Ticker: HAMVX

Inception Date: 03-01-2002

ADMINISTRATIVE CLASS

Fund #: 223

Cusip: 411511728

Ticker: HRMVX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 423

Cusip: 411511736

Ticker: HIMVX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	163	484
Total Net Assets (000s)	$84,688	N/A
Weighted Average Market Cap ($MM)	$6,549	$8,895
Adjusted Price/Earnings Ratio (P/E)	16.4x	23.6x
Price/Book Ratio (P/B)	1.7x	2.0x
Beta vs Russell Midcap® Value Index	1.09	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	21%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 03-01-2002 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Mid Cap Value Fund
	Institutional Class	4.97%	13.56%	8.31%	$15,729
	Administrative Class	4.68	13.43	8.19	15,623
	Investor Class	4.60	13.32	8.09	15,542
	Comparative Index
	Russell Midcap® Value	9.73%	20.36%	14.39%	$21,423

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.46% (Gross) (Institutional Class); 1.18% (Net) and 1.69% (Gross) (Administrative Class); and 1.32% (Net) and 1.83% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The performance of the Administrative and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Mid Cap Value Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.95%

Total Net Assets (000s):

    $78,346

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.19%

Total Net Assets (000s):

    $434

INVESTOR CLASS

Net Expense Ratio: 1.33%

Total Net Assets (000s):

    $5,908

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$928.77	$4.60
Hypothetical (5% return)	1,000.00	1,020.31	4.82
Administrative Class
Actual	$1,000.00	$927.88	$5.80
Hypothetical (5% return)	1,000.00	1,019.04	6.07
Investor Class
Actual	$1,000.00	$927.18	$6.44
Hypothetical (5% return)	1,000.00	1,018.35	6.74
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.1%)

COMMON STOCKS—95.9%

Shares		Value (000s)

AEROSPACE & DEFENSE—0.8%
4,700	Goodrich Corp.[1]	$327
2,900	L-3 Communications Holdings Inc.	318

		645

AIRLINES—0.3%
4,400	Alaska Air Group Inc.[1]*	112
36,300	ExpressJet Holdings Inc.[1]*	120

		232

AUTO COMPONENTS—1.8%
30,700	American Axle & Manufacturing Holdings Inc.[1]	843
6,200	Autoliv Inc. (SW)[1]	392
9,000	Goodyear Tire & Rubber Co.[1]*	271

		1,506

AUTOMOBILES—0.6%
9,200	Harley-Davidson Inc.[1]	474

BEVERAGES—2.3%
19,000	Coca-Cola Enterprises Inc.[1]	490
7,000	Molson Coors Brewing Co. Cl. B	401
7,700	PepsiAmericas Inc.	275
19,500	The Pepsi Bottling Group Inc.[1]	840

		2,006

BUILDING PRODUCTS—1.7%
30,000	Lennox International Inc.[1]	1,071
13,300	Masco Corp.[1]	320

		1,391

CAPITAL MARKETS—0.2%
1,100	Bear Stearns Cos. Inc.[1]	125

CHEMICALS—8.8%
12,700	A. Schulman Inc.[1]	300
6,900	Eastman Chemical Co.[1]	459
15,900	Lubrizol Corp.	1,079
30,000	Lyondell Chemical Co.[1]	1,424
28,400	Olin Corp.[1]	647
18,100	PPG Industries Inc.[1]	1,353
13,400	Rohm & Haas Co.[1]	695
37,000	Sensient Technologies Corp.[1]	1,106
15,100	Valspar Corp.	378

		7,441

COMMERCIAL BANKS—4.5%
27,600	Comerica Inc.[1]	1,288
26,300	Huntington Bancshares Inc.[1]	471
25,400	KeyCorp[1]	723
2,600	Popular Inc.[1]	28
7,181	Regions Financial Corp.[1]	195
16,300	UnionBanCal Corp.	880
7,800	United Bankshares Inc.[1]	236

		3,821

COMMERCIAL SERVICES & SUPPLIES—2.4%
18,000	IKON Office Solutions Inc.[1]	238
29,400	R.R. Donnelley & Sons Co.	1,184
36,200	Steelcase Inc. Cl. A1	647

		2,069

COMPUTERS & PERIPHERALS—2.9%
13,100	Lexmark International Inc. Cl. A1	550
46,600	Seagate Technology[1]	1,298
25,900	Western Digital Corp.	671

		2,519

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

CONSUMER FINANCE—0.4%
8,551	Advanta Corp. Cl. B1	$135
15,900	AmeriCredit Corp.[1]*	225

		360

DIVERSIFIED FINANCIAL SERVICES—2.1%
31,200	CIT Group Inc.[1]	1,099
25,900	Financial Federal Corp.[1]	700

		1,799

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
6,500	CenturyTel Inc.[1]	286

ELECTRIC UTILITIES—3.6%
10,200	American Electric Power Company Inc.	492
5,200	Edison International[1]	302
17,600	Pepco Holdings Inc.[1]	501
12,700	Pinnacle West Capital Corp.[1]	513
9,200	Progress Energy Inc.[1]	442
29,700	Westar Energy Inc.[1]	791

		3,041

ELECTRICAL EQUIPMENT—0.9%
19,200	A. O. Smith Corp.[1]	718

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
55,300	KEMET Corp.[1]	391
27,700	Sanmina-SCI Corp.[1]*	61
11,300	Technitrol Inc.	332
23,300	Vishay Intertechnology Inc.*	294

		1,078

ENERGY EQUIPMENT & SERVICES—2.1%
49,600	Patterson-UTI Energy Inc.[1]	989
14,800	Tidewater Inc.[1]	809

		1,798

FOOD & STAPLES RETAILING—1.3%
8,100	Safeway Inc.[1]	275
21,600	SUPERVALU Inc.	837

		1,112

FOOD PRODUCTS—1.5%
28,600	Del Monte Foods Co.[1]	296
3,600	Pilgrim’s Pride Corp.[1]	107
14,400	Sanderson Farms Inc.	501
200	Seaboard Corp.[1]	326

		1,230

GAS UTILITIES—2.1%
21,200	AGL Resources Inc.[1]	838
7,600	Nicor Inc.[1]	329
6,400	ONEOK Inc.	320
8,300	WGL Holdings Inc.[1]	281

		1,768

HEALTH CARE PROVIDERS & SERVICES—0.7%
6,900	CIGNA Corp.[1]	362
3,600	Kindred Healthcare Inc.[1]*	77
3,300	Universal Health Services Inc. Cl. B1	161

		600

HOTELS, RESTAURANTS & LEISURE—1.8%
15,300	Brinker International Inc.[1]	388
11,900	Darden Restaurants Inc.	512
38,700	Ruby Tuesday Inc.[1]	618

		1,518

COMMON STOCKS—Continued

Shares		Value (000s)

HOUSEHOLD DURABLES—5.4%
15,500	American Greetings Corp. Cl. A1	$408
5,000	Beazer Homes USA Inc.[1]	56
12,400	Black & Decker Corp.[1]	1,115
13,700	Blyth Inc.[1]	262
33,100	Ethan Allen Interiors Inc.[1]	1,021
4,900	Furniture Brands International Inc.[1]	59
44,000	Leggett & Platt Inc.[1]	855
9,800	Tupperware Brands Corp.[1]	354
5,900	Whirlpool Corp.[1]	467

		4,597

INSURANCE—12.2%
9,700	Cincinnati Financial Corp.	386
35,800	Commerce Group Inc.[1]	1,306
14,500	Everest Re Group Ltd.	1,545
42,800	Genworth Financial Inc. Cl. A	1,169
17,300	Horace Mann Educators Corp.[1]	358
10,600	LandAmerica Financial Group Inc.[1]	295
17,800	Lincoln National Corp.[1]	1,110
13,300	MBIA Inc.[1]	572
20,600	Nationwide Financial Services Inc. Cl. A1	1,105
3,900	Principal Financial Group*	264
5,600	Protective Life Corp.	240
26,500	Safeco Corp.[1]	1,534
5,800	StanCorp Financial Group Inc.[1]	320

		10,204

IT SERVICES—1.5%
22,000	Computer Sciences Corp.[1]*	1,285

LEISURE EQUIPMENT & PRODUCTS—2.0%
6,200	Eastman Kodak Co.[1]	178
20,000	Hasbro Inc.[1]	597
18,600	Mattel Inc.[1]	388
11,100	Polaris Industries Inc.[1]	546

		1,709

MACHINERY—2.4%
4,000	Cummins Inc.	480
20,100	Parker Hannifin Corp.	1,615

		2,095

MEDIA—1.8%
22,700	Belo Corp. Cl. A1	420
11,500	Gannett Inc.[1]	488
32,500	Journal Communications Inc. Cl. A1	289
12,000	Sinclair Broadcast Group Inc. Cl. A1	144
3,721	Tribune Co.[1]	113
10,200	Westwood One Inc.[1]	22

		1,476

METALS & MINING—1.8%
5,600	Nucor Corp.	348
10,400	United States Steel Corp.[1]	1,122

		1,470

MULTI-UTILITIES—3.4%
9,500	Alliant Energy Corp.[1]	380
18,000	CenterPoint Energy Inc.[1]	302
10,500	DTE Energy Co.	521
20,700	NiSource Inc.	423
21,600	Puget Energy Inc.	610
31,200	Xcel Energy Inc.[1]	704

		2,940

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTILINE RETAIL—0.2%
3,000	J.C. Penney Co. Inc.[1]	$169

OFFICE ELECTRONICS—0.8%
36,700	Xerox Corp.*	640

OIL, GAS & CONSUMABLE FUELS—4.4%
7,200	Hess Corp.	516
10,100	Overseas Shipholding Group Inc.[1]	751
16,900	Sunoco Inc.[1]	1,244
3,200	Swift Energy Co.[1]*	152
17,900	Tesoro Petroleum Corp.[1]*	1,083

		3,746

PAPER & FOREST PRODUCTS—1.5%
33,500	International Paper Co.[1]	1,238
700	MeadWestvaco Corp.	24

		1,262

PHARMACEUTICALS—2.3%
11,600	Forest Laboratories Inc.*	453
64,500	King Pharmaceuticals Inc.[1]	684
37,200	Mylan Laboratories Inc.	560
14,500	Par Pharmaceutical Companies Inc.[1]	267

		1,964

REAL ESTATE INVESTMENT TRUSTS (REITs)—3.2%
23,300	Anthracite Capital Inc.[1]	194
2,100	First Industrial Realty Trust Inc.[1]	86
10,800	Friedman, Billings, Ramsey Group Inc. Cl. A1	46
15,200	Hospitality Properties Trust[1]	602
51,100	HRPT Properties Trust[1]	480
23,900	Impac Mortgage Holdings Inc.[1]	26
16,800	Newcastle Investment Corp.[1]	250
5,000	Potlatch Corp.[1]	238
25,600	RAIT Investment Trust[1]	233
22,700	Sunstone Hotel Investors Inc.[1]	631

		2,786

ROAD & RAIL—0.6%
8,000	CSX Corp.	358
5,300	YRC Worldwide Inc.[1]	130

		488

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.7%
26,000	AMIS Holdings Inc.[1]	200
9,200	Analog Devices Inc.[1]	308
10,800	Cymer Inc.[1]*	459
27,100	MKS Instruments Inc.[1]	544
12,400	Novellus Systems Inc.[1]*	352
54,800	Skyworks Solutions Inc.[1]	505

		2,368

SPECIALTY RETAIL—1.5%
1,400	Barnes & Noble Inc.	54
4,300	Borders Group Inc.[1]	66
11,800	Sherwin-Williams Co.[1]	754

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL—Continued
7,700	Sonic Automotive Inc. Cl. A1	$195
9,900	Stage Stores Inc.[1]	186
949	TravelCenters of America LLC	25

		1,280

TEXTILES, APPAREL & LUXURY GOODS—0.6%
12,900	Jones Apparel Group Inc.[1]	270
5,300	Kellwood Co.[1]	88
5,300	Liz Claiborne Inc.[1]	151

		509

THRIFTS & MORTGAGE FINANCE—0.3%
4,200	IndyMac Bancorp Inc.[1]	56
8,400	MGIC Investment Corp.[1]	163
4,800	Radian Group Inc.[1]	60

		279

TOBACCO—1.1%
1,600	Reynolds American Inc.[1]	103
17,300	Universal Corp.[1]	843

		946

TRADING COMPANIES & DISTRIBUTORS—1.8%
6,100	United Rentals Inc.	208
14,400	W.W. Grainger Inc.[1]	1,295

		1,503

TOTAL COMMON STOCKS (Cost $81,445)		81,253

SHORT-TERM INVESTMENTS—28.9%
Principal Amount (000s)
REPURCHASE AGREEMENTS
$1,020	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.000% collateralized by a Federal Home Loan Bank Note (market value $1,042)	1,020

Shares
SECURITIES LENDING COLLATERAL
23,502,614	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.030%)	23,503

TOTAL SHORT-TERM INVESTMENTS (Cost $24,523)		24,523

TOTAL INVESTMENTS—124.8% (Cost $105,968)		105,776

CASH AND OTHER ASSETS, LESS LIABILITIES—(24.8)%		(21,088)

TOTAL NET ASSETS—100.0%		$84,688

*	Non-income producing security.

1	A portion or all of this security was out on loan at October 31, 2007.

(SW)	Sweden.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor SMID Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Evercore Asset Management, LLC
55 East 52nd Street
New York, NY 10055

Andrew Moloff

Portfolio Manager (since 2007)

Greg Sawers

Portfolio Manager (since 2007)

Evercore has subadvised the fund since its inception in 2007.

INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Small to mid cap value stocks.

TOP TEN HOLDINGS (% of net assets)

Lear Corp.	5.0%
American Axle & Manufacturing Holdings Inc.	3.8
Deluxe Corp.	3.2
Royal Caribbean Cruises Ltd.	3.1
Alexander & Baldwin Inc.	3.0
Black & Decker Corp.	3.0
K-Swiss Inc. Cl. A	3.0
UnionBanCal Corp.	3.0
Jarden Corp.	2.9
Smithfield Foods Inc.	2.8

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The past year has seen a change in leadership from value stocks to growth. For the five years ended October 31, 2006, the Russell 2500™ Value Index led the Russell 2500™ Growth Index, 17.7% to 10.2%, on an annualized basis. The past 12 months, however, tell a different story, with growth besting value by 15.7 percentage points. Since the inception of the Harbor SMID Value Fund in May, the Russell 2500™ Growth Index has outperformed the Russell 2500™ Value Index by 13.4 percentage points.

Returns over the past few years were driven by significant liquidity and strong economic growth, which created an investing environment with minimal controversy. Beginning in the latter part of this summer, however, credit concerns began to take hold. The resulting investor response—a repricing of risk—has led to a widening of what had become very tight valuation spreads. The skittishness in the market has been a symptom of the mortgage mess and concerns over how far it will spread. This has pushed cheap stocks perceived to be exposed to these risks to become cheaper still amid a significant increase in volatility. Factoring in other issues—rising energy costs, significant weakening of the U.S. dollar, large imbalances in global trade, and high levels of U.S. consumer debt—the market may finally be starting to discover that the underlying problems are not easy to solve, even with Federal Reserve rate cuts, and that the repricing of risk that did occur this summer did not accurately reflect the amount of uncertainty in the market. This is a challenging backdrop for fundamentally-driven value investors, but one that creates many long-term opportunities.

Performance

The Harbor SMID Value Fund returned -11.20% (Institutional Class), -11.30% (Administrative Class) and -11.40% (Investor Class) for the six months from its inception on May 1, 2007, through October 31, 2007, compared to -4.63% for the Russell 2500™ Value Index.

Detractors from performance included insurers against financial risk such as MBIA, Inc. and Ambac Financial Group. These companies guarantee interest and principal payments to bondholders in the event of a default. They were originally formed as insurers of municipal credit, and municipal bond insurance still comprises over 50% of the insured portfolios of both companies. The concern, though, has been over the collateralized debt obligations (CDOs) in their portfolios. The value of these businesses has tumbled in line with a slump in the prices of CDOs backed by subprime mortgages. These writedowns, however, reflected estimates based on current market prices, with, for the most part, little real credit deterioration. The complicated

Harbor SMID Value Fund

MANAGERS’ COMMENTARY—Continued

nature of these products and the difficulty in pricing them, combined with continued subprime concerns (which could lead to more writedowns) have contributed to the uncertainty over the value of these companies. We believe the losses that either company is likely to incur would be modest in relation to market expectations. Both of these companies typically insure only against losses that accrue above the highest-rated (AAA) tranches of these securities, and both have stated that they have not seen anything to suggest that these layers will be impaired. We were adding to these positions on weakness in late October.

Other performance detractors, such as First American Corp., a title insurer, and Rent-A-Center, Inc., a rent-to-own retailer, also retreated owing to housing and credit concerns. First American was down as title revenues are expected to continue to drop. While a slowdown in property sales has had an impact on near term profits, normalized earnings power is strong. Rent-A-Center’s client base generally has a tight discretionary budget, which likely will continue to have a near-term impact on the company as mortgage and rising energy cost concerns weigh on the consumer. Short term anxiety aside, these companies trade at very low multiples to their underlying value.

Contributors to performance were from a diverse array of industries. Quest Diagnostics, Inc., for example, which provides laboratory services to roughly 50% of the nation’s doctors and hospitals, has shown solid long-term growth prospects through cost cutting, strong cash flow, and growing demand for sophisticated medical tests. Chittenden Corp., a bank holding company based in Vermont, agreed to be bought. The purchase price represents a 27% premium to our average cost. BorgWarner, Inc., an auto parts supplier, was up on positive earnings as global demand for its fuel-efficient engine and drivetrain technology has been strong.

Outlook and Strategy

As the housing market continues to deteriorate, investors appear to be showing concern that the full effects of the credit squeeze may not yet have been felt, that a further contraction in housing is likely to be a significant drag on growth, that a full recovery is likely to take time, and that we may well see some setbacks. We believe that this mindset will continue to put pressure on stocks with ties to housing and credit.

High long-term returns, however, are inextricably linked to uncertainty and stress, and, in our view, the return opportunity is often in direct proportion to the degree of pessimism. While we do not ignore the broad market conditions, our focus is, first and foremost, on bottom-up research. In the end, we are buying individual companies.

We sometimes describe our approach to investing as having a private equity mindset, thinking of our positions as fractional ownership interests in companies. We do not focus on the short term and we look for opportunities to buy below intrinsic value. Our approach has never been to try to time the value opportunity perfectly. The inflection point is impossible to predict—change happens fast, often without notice—and the penalty for being late is typically greater than for being early. This is what cycles/bubbles/human behavior are made of—excesses that push prices too high, and too low. We seek to base our estimates of fair value on a thorough understanding of the fundamentals underlying each company. We believe that strong balance sheets and earnings potential will again receive the attention they deserve and that the fundamentals of our holdings are intact.

This report contains the current opinions of Evercore Asset Management, LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small and mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 40-60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor SMID Value Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 028

Cusip: 411511421

Ticker: HASMX

Inception Date: 05-01-2007

ADMINISTRATIVE CLASS

Fund #: 228

Cusip: 411511439

Ticker: HRSMX

Inception Date: 05-01-2007

INVESTOR CLASS

Fund #: 428

Cusip: 411511413

Ticker: HISMX

Inception Date: 05-01-2007

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	39	1,594
Total Net Assets (000s)	$2,998	N/A
Weighted Average Market Cap ($MM)	$3,153	$2,601
Adjusted Price/Earnings Ratio (P/E)	21.1x	23.9x
Price/Book Ratio (P/B)	1.4x	1.5x
Beta vs Russell 2500™ Value Index	0.90	1.00
Portfolio Turnover Rate (6 Months Ended 10-31-2007)	22%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-2007 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor SMID Value Fund
	Institutional Class	N/A	N/A	–11.20%	$8,880
	Administrative Class	N/A	N/A	–11.30	8,870
	Investor Class	N/A	N/A	–11.40	8,860
	Comparative Index
	Russell 2500™ Value	4.63%	18.94%	–4.63%	$9,537

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 3.76% (Gross) (Institutional Class); 1.20% (Net) and 4.01% (Gross) (Administrative Class); and 1.33% (Net) and 4.14% (Gross) (Investor Class). The net expense ratios are contractually capped until 04-30-2008. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

Harbor SMID Value Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.95%

Total Net Assets (000s):

    $1,196

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.20%

Total Net Assets (000s):

    $887

INVESTOR CLASS

Net Expense Ratio: 1.33%

Total Net Assets (000s):

    $915

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$888.00	$4.52
Hypothetical (5% return)	1,000.00	1,020.30	4.84
Administrative Class
Actual	$1,000.00	$887.00	$5.71
Hypothetical (5% return)	1,000.00	1,019.00	6.11
Investor Class
Actual	$1,000.00	$886.00	$6.32
Hypothetical (5% return)	1,000.00	1,018.33	6.77
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor SMID Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.6%)

COMMON STOCKS—94.4%

Shares		Value (000s)

AUTO COMPONENTS—9.4%
4,150	American Axle & Manufacturing Holdings Inc.	$114
175	BorgWarner Inc.	19
4,250	Lear Corp.*	151

		284

CHEMICALS—2.2%
2,175	Sensient Technologies Corp.	65

COMMERCIAL BANKS—17.0%
2,300	Chittenden Corp.	82
1,225	City National Corp.	83
1,775	Commerce Bancshares Inc.	84
5,350	Popular Inc.	56
1,675	UnionBanCal Corp.	91
18,600	W Holding Co. Inc.	39
2,925	Whitney Holding Corp.	75

		510

COMMERCIAL SERVICES & SUPPLIES—5.1%
1,000	Avery Dennison Corp.	58
2,375	Deluxe Corp.	96

		154

COMMON STOCKS—94.4%

Shares		Value (000s)

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
12,625	Sanmina-SCI Corp.*	$28

FOOD PRODUCTS—5.5%
7,750	Del Monte Foods Co.	80
2,950	Smithfield Foods Inc.	85

		165

HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
1,875	The Cooper Companies Inc.	79

HEALTH CARE PROVIDERS & SERVICES—1.5%
825	Quest Diagnostics Inc.	44

HOTELS, RESTAURANTS & LEISURE—3.1%
2,175	Royal Caribbean Cruises Ltd.	93

HOUSEHOLD DURABLES—8.2%
1,000	Black & Decker Corp.	90
2,475	Jarden Corp.*	88
2,950	Toll Brothers Inc.*	67

		245

INSURANCE—14.0%
1,725	AMBAC Financial Group Inc.	64
1,875	First American Corp.	57
1,625	MBIA Inc.	70
5,050	Old Republic International Corp.	77
1,350	Safeco Corp.	78
2,525	Stewart Information Services Corp.	73

		419

MACHINERY—4.5%
6,600	Blount International Inc.*	81
2,350	Briggs & Stratton Corp.	53

		134

MARINE—3.0%
1,725	Alexander & Baldwin Inc.	90

PAPER & FOREST PRODUCTS—2.5%
4,575	Louisiana-Pacific Corp.	75

ROAD & RAIL—2.1%
2,275	Arkansas Best Corp.	62

SPECIALTY RETAIL—5.4%
2,600	Group 1 Automotive Inc.	81
5,100	Rent-A-Center Inc.*	81

		162

TEXTILES, APPAREL & LUXURY GOODS—5.1%
3,900	K-Swiss Inc. Cl. A	91
725	V.F. Corp.	63

		154

TOBACCO—2.3%
1,425	Universal Corp.	69

TOTAL COMMON STOCKS (Cost $3,298)		2,832

Harbor SMID Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—5.6%

(Cost $167)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$167	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.550% collateralized by a Federal National Mortgage Association (market value $175)	$167

TOTAL INVESTMENTS—100.0% (Cost $3,465)		2,999

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(1)

TOTAL NET ASSETS—100.0%		$2,998

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

Paul Viera

Portfolio Manager (since 2001)

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

TOP TEN HOLDINGS (% of net assets)

FLIR Systems Inc.	4.6%
Cabot Oil & Gas Corp.	3.7
Covance Inc.	3.4
Bucyrus International Inc. Cl. A	3.2
Pharmaceutical Product Development Inc.	3.1
Itron Inc.	2.9
Eaton Vance Corp.	2.8
Raymond James Financial Inc.	2.7
Harsco Corp.	2.6
Joy Global Inc.	2.5

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

After four consecutive years of above-average returns, small cap value stocks saw only modest gains for the 12 months ended October 31, 2007, as the Russell 2000® Value Index rose 2.05%. Concerns over the housing market, the value of subprime-related securities, high energy prices, and a potentially slowing economy neutralized positive news from healthy corporate earnings reports and a reduction in short-term interest rates.

Small cap equity markets stumbled toward the end of the fiscal year, when credit problems that had been confined to subprime mortgages spread to other areas of the debt markets. The market for leveraged loans, which had fueled large corporate buyouts by private equity firms, dried up, leaving investment banks with loan obligations they could not pass along to investors and little appetite to fund new deals. As the growing credit crunch caused equity investors to reassess their risk appetite, they once again began favoring the highest quality companies with the strongest balance sheets and most consistent returns. Investors fled from companies that had subprime asset exposure or that relied on the credit markets to fund their short term operating needs. Investors also sold companies whose earnings were particularly susceptible to an economic slowdown or recession. Additionally, companies whose prices had been inflated on takeover speculation (particularly small cap value issuers) saw their valuations contract as financing for leveraged deals became scarce.

The Federal Reserve took several steps to prevent the credit crunch from derailing overall economic growth, including a 50-basis-point reduction in the federal funds rate in September, the first loosening of monetary policy since 2003, and a subsequent 25-basis-point reduction at the end of October. The Fed actions appeared to be working, as the credit markets, outside of subprime, started to stabilize, although dislocations remained.

Although the housing market, credit quality, and high oil prices remained concerns for investors, there were also positive events. GDP grew in excess of 3% in both the second and third quarters of 2007. Unemployment remained low and inflation data remained encouraging. Core consumer price inflation, which excludes food and energy prices, rose only 1.8% over the 12 months, the lowest since 2004 and within the Federal Reserve’s comfort zone of 1% to 2%.

Performance

The Harbor Small Cap Value Fund returned 8.52% (Institutional Class), 8.21% (Administrative Class), and 8.08% (Investor Class) for the 12 months ended October 31, 2007, compared with the 2.05% return by its Russell® 2000 Value Index benchmark. Outperformance was driven by stock selection. The Fund tends to focus on higher quality companies with attractive long-term

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

prospects, healthy financials, and above-average profitability. These companies outperformed over the fiscal year as they have over longer periods of time, particularly in volatile and risk-averse environments. Overall, since its inception in 2001, the Fund has outperformed the benchmark by approximately 2 percentage points on an annualized basis.

Within the Russell 2000® Value Index, performance was driven by the energy (up 23% on higher oil and refined product prices), materials (up 42% on merger activity and investors’ efforts to gain exposure to global economic growth) and consumer staple sectors (up 22% on investor preference for more stable, potentially defensive stocks amid a possible economic slowdown). In contrast, financials and consumer discretionary companies detracted from index performance, both down 12%. Financials, particularly mortgage companies, banks with direct exposure to subprime lending, and investment and commercial banks with exposure to subprime-related securities on their balance sheets, declined sharply over the last six months of the fiscal year. Consumer discretionary companies suffered as investors feared that the weaker housing market and higher energy prices would restrain consumer spending.

Returns for the Harbor Small Cap Value Fund were driven by stock performance in a variety of sectors including industrials and energy (both up 30%), information technology (up 26%), and health care (up 20%). Within the industrials sector, Bucyrus International returned 97%. A worldwide supplier of mining equipment, Bucyrus continued to benefit from global economic strength, industrial growth, and construction. Hexcel, an industrial company supplying composite materials for commercial and military aircraft, gained 55% on rising demand. Technology company FLIR Systems, a global leader in infrared technology, rose 117% as it continued to gain market share in military applications and also experienced strong growth in new products for automotive, maritime, and security applications. Itron, a supplier of electronic utility meters and software, rose 98% on significant growth in market share both domestically and abroad.

In the health care sector, shares of Covance, a leading contract research organization (CRO) that provides drug and medical device development services, rose 41% on continued revenue and backlog growth. Healthways, a disease management company focused on reducing health care costs for insurers and self-insured employers, rose 43%. As health care expenses continue to outpace core inflation, we believe that companies like Healthways and Covance, which reduce health care costs and increase productivity, should continue to do well. Energy companies benefited from higher oil and gas prices. Cabot Oil and Gas rose 50% as increased production growth also drove revenue increases.

Outlook and Strategy

As of October 31, 2007, the Fund’s largest positions were in the industrials, financials, health care, and information technology sectors. Relative to the benchmark, the portfolio was overweighted in the industrials, energy, and health care sectors and was underweighted in financials, materials, information technology, and utilities.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find the best stocks to include in the portfolio.

This report contains the current opinions of EARNEST Partners LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 55-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Small Cap Value Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 022

Cusip: 411511843

Ticker: HASCX

Inception Date: 12-14-2001

ADMINISTRATIVE CLASS

Fund #: 222

Cusip: 411511710

Ticker: HSVRX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 422

Cusip: 411511694

Ticker: HISVX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	63	1,284
Total Net Assets (000s)	$1,719,357	N/A
Weighted Average Market Cap ($MM)	$3,005	$1,246
Adjusted Price/Earnings Ratio (P/E)	26.6x	25.2x
Price/Book Ratio (P/B)	2.4x	1.3x
Beta vs Russell 2000® Value Index	0.84	1.00
Portfolio Turnover Rate (Year Ended 10/31/2007)	14%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-14-2001 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Small Cap Value Fund
	Institutional Class	8.52%	18.71%	15.68%	$23,550
	Administrative Class	8.21	18.54	15.51	23,340
	Investor Class	8.08	18.31	15.32	23,118
	Comparative Index
	Russell 2000® Value	2.05%	18.60%	13.45%	$21,011

As stated in the Fund’s current prospectus, the expense ratios were 0.83% (Institutional Class); 1.08% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The performance of the Administrative and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Small Cap Value Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.83%

Total Net Assets (000s):

    $1,554,756

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.08%

Total Net Assets (000s):

    $59,224

INVESTOR CLASS

Net Expense Ratio: 1.21%

Total Net Assets (000s):

    $105,377

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,029.25	$4.22
Hypothetical (5% return)	1,000.00	1,020.94	4.21
Administrative Class
Actual	$1,000.00	$1,027.52	$5.49
Hypothetical (5% return)	1,000.00	1,019.65	5.48
Investor Class
Actual	$1,000.00	$1,026.85	$6.16
Hypothetical (5% return)	1,000.00	1,018.97	6.14
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.2%)

COMMON STOCKS—98.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—7.0%
864,700	AAR Corp.[1]*	$27,714
1,528,800	Hexcel Corp.[1]*	38,266
701,898	Moog Inc. Cl. A1*	32,392
430,200	Teledyne Technologies Inc.[1]*	22,504

		120,876

AUTOMOBILES—0.5%
344,400	Winnebago Industries Inc.[1]	8,879

CAPITAL MARKETS—8.9%
688,266	Calamos Asset Management Inc. Cl. A1	23,415
969,673	Eaton Vance Corp.[1]	48,513
1,247,200	Jefferies Group Inc.[1]	33,338
1,266,968	Raymond James Financial Inc.[1]	47,194

		152,460

COMMON STOCKS—Continued

Shares		Value (000s)

CHEMICALS—2.7%
627,100	Scotts Miracle-Gro Co. Cl. A1	$28,778
670,600	Valspar Corp.[1]	16,785

		45,563

COMMERCIAL BANKS—2.1%
904,600	Pacific Capital Bancorp[1]	18,752
779,800	Sterling Financial Corp.[1]	17,546

		36,298

COMMERCIAL SERVICES & SUPPLIES—3.5%
357,502	Administaff Inc.[1]	14,257
2,134,300	Allied Waste Industries Inc.[1]*	26,978
536,538	School Specialty Inc.[1]*	18,108

		59,343

COMMUNICATIONS EQUIPMENT—0.8%
1,162,100	ARRIS Group Inc.[1]*	13,364

CONSTRUCTION & ENGINEERING—3.5%
464,900	Granite Construction Inc.[1]	19,907
639,200	URS Corp.[1]*	39,509

		59,416

CONSTRUCTION MATERIALS—0.9%
1,027,761	Headwaters Inc.[1]*	14,748

CONSUMER FINANCE—2.1%
571,262	Cash America International Inc.[1]	22,279
79,500	Student Loan Corp.[1]	13,203

		35,482

ELECTRONIC EQUIPMENT & INSTRUMENTS—10.1%
647,600	Benchmark Electronics Inc.*	13,282
942,402	Checkpoint Systems Inc.[1]*	28,508
1,138,318	FLIR Systems Inc.[1]*	78,988
465,511	Itron Inc.[1]*	50,038
1,489,600	Sanmina-SCI Corp.*	3,292

		174,108

GAS UTILITIES—1.8%
633,700	ONEOK Inc.	31,647

HEALTH CARE PROVIDERS & SERVICES—6.8%
432,800	Amedisys Inc.[1]*	18,372
839,700	AMERIGROUP Corp.[1]*	29,389
587,462	Healthways Inc.[1]*	35,659
920,800	Sunrise Senior Living Inc.[1]*	34,070

		117,490

HOTELS, RESTAURANTS & LEISURE—2.7%
897,298	Brinker International Inc.	22,782
961,691	Sonic Corp.[1]*	23,831

		46,613

HOUSEHOLD DURABLES—3.3%
1,052,396	Hovnanian Enterprises Inc. Cl. A1*	11,966
692,500	Meritage Homes Corp.[1]*	11,142
567,300	Snap-on Inc.	28,314
1,151,660	Standard Pacific Corp.[1]	5,528

		56,950

INSURANCE—7.0%
595,097	Delphi Financial Group Inc.[1]	23,060
951,199	Philadelphia Consolidated Holding Corp.*	38,809
556,100	Protective Life Corp.	23,840

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—Continued
716,600	State Auto Financial Corp.[1]	$19,721
485,800	United Fire & Casualty Co.[1]	15,565

		120,995

IT SERVICES—3.4%
905,000	Global Payments Inc.[1]	43,042
984,800	MoneyGram International Inc.[1]	15,707

		58,749

LIFE SCIENCES TOOLS & SERVICES—6.5%
706,900	Covance Inc.*	58,319
1,253,386	Pharmaceutical Product Development Inc.	52,943

		111,262

MACHINERY—10.4%
669,800	Bucyrus International Inc. Cl. A1	55,258
749,500	Harsco Corp.[1]	45,435
754,750	Joy Global Inc.[1]	43,821
1,027,900	Timken Co.	34,188

		178,702

MULTI-UTILITIES—1.2%
829,300	PNM Resources Inc.[1]	20,741

OIL, GAS & CONSUMABLE FUELS—6.2%
1,582,500	Cabot Oil & Gas Corp.[1]	62,809
548,700	Swift Energy Co.[1]*	26,025
643,500	W&T Offshore Inc.[1]	17,259

		106,093

PHARMACEUTICALS—1.2%
362,150	Barr Pharmaceuticals Inc.[1]*	20,758

SPECIALTY RETAIL—1.4%
820,200	Aaron Rents Inc. Cl. B1	17,372
1,092,263	Stein Mart Inc.[1]	7,176

		24,548

COMMON STOCKS—Continued

Shares		Value (000s)
TEXTILES, APPAREL & LUXURY GOODS—2.0%
734,700	Phillips-Van Heusen Corp.	$35,119

THRIFTS & MORTGAGE FINANCE—1.8%
1,184,750	Astoria Financial Corp.[1]	30,792

TRADING COMPANIES & DISTRIBUTORS—1.0%
404,184	Watsco Inc.[1]	16,830

TOTAL COMMON STOCKS (Cost $1,333,922)		1,697,826

SHORT-TERM INVESTMENTS—29.2%
Principal Amount (000s)
REPURCHASE AGREEMENTS
$26,620	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.000% collateralized by a Federal Home Loan Bank Note (market value $27,158)	26,620

Shares
SECURITIES LENDING COLLATERAL
476,220,881	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.030%)	476,221

TOTAL SHORT-TERM INVESTMENTS (Cost $502,841)		502,841

TOTAL INVESTMENTS—128.0% (Cost $1,836,763)		2,200,667

CASH AND OTHER ASSETS, LESS LIABILITIES—(28.0)%		(481,310)

TOTAL NET ASSETS—100.0%		$1,719,357

*	Non-income producing security.

1	A portion or all of this security was out on loan at October 31, 2007.

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2007

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Company Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor SMID Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$7,447,291	$543,352	$549,289	$17,518	$297,555	$105,968	$3,465	$1,836,763
Investments, at value (including securities loaned of $263,083; $121,523; $0; $0; $0; $23,122; $0; $470,162	$9,952,178	$559,010	$717,577	$18,449	$331,010	$104,756	$2,832	$2,174,047
Repurchase agreements	72,033	56,718	6,038	340	—	1,020	167	26,620
Cash	1	3	—	—	—	17	—	1
Receivables for:
Investments sold	248,559	10,437	18,748	1,134	24,393	909	—	—
Foreign currency spot contracts	1,225	107	—	—	747	—	—	—
Capital shares sold	9,011	1,257	91	10	131	1,586	2	1,003
Dividends	4,211	119	66	4	333	111	2	922
Interest	8	7	1	—	—	—	—	3
Withholding tax receivable	22	—	—	—	—	—	—	—
Other assets	—	—	—	5	44	—	9	—
Prepaid registration fees	19	10	7	—	13	2	—	5
Prepaid fund insurance	52	3	5	—	3	1	—	11
Total Assets	10,287,319	627,671	742,533	19,942	356,674	108,402	3,012	2,202,612
LIABILITIES
Payables for:
Investments purchased	141,555	6,106	10,109	686	—	—	—	—
Foreign currency spot contracts	1,225	107	—	—	749	—	—	—
Capital shares reacquired	17,388	102	379	1	3,858	118	—	5,803
Collateral for securities loaned	272,625	121,394	—	—	—	23,503	—	476,221
Due to custodian	—	—	—	—	8,141	—	—	—
Accrued expenses:
Management fees	4,903	294	461	12	200	54	2	1,087
12b-1 fees	234	46	17	1	34	1	—	35
Trustee’s fees and expenses	45	1	4	—	4	1	—	10
Transfer agent fees	498	36	35	1	34	4	—	84
Other	65	29	11	15	21	33	12	15
Total Liabilities	438,538	128,115	11,016	716	13,041	23,714	14	483,255
NET ASSETS	$9,848,781	$499,556	$731,517	$19,226	$343,633	$84,688	$2,998	$1,719,357
Net Assets Consist of:
Paid-in capital	$8,785,857	$402,955	$475,776	$17,035	$189,411	$81,248	$3,378	$1,269,446
Undistributed/(overdistributed) net investment income	27,529	293	1	—	1	846	15	6,231
Accumulated net realized gain/(loss)	(1,541,525)	23,932	81,414	920	120,766	2,786	71	79,776
Unrealized appreciation/(depreciation) of investments	2,576,920	72,376	174,326	1,271	33,455	(192)	(466)	363,904
	$9,848,781	$499,556	$731,517	$19,226	$343,633	$84,688	$2,998	$1,719,357
NET ASSETS VALUE PER SHARE BY CLASS[1]:

Institutional Class
Net assets	$8,723,355	$271,736	$648,885	$15,110	$211,985	$78,346	$1,196	$1,554,756
Shares of beneficial interest[2]	223,963	26,749	43,407	1,300	10,000	5,834	135	69,049
Net asset value per share	$38.95	$10.16	$14.95	$11.63	$21.20	$13.43	$8.88	$22.52
Administrative Class
Net assets	$294,586	$74,885	$39,877	$2,522	$6,706	$434	$887	$59,224
Shares of beneficial interest[2]	7,607	7,405	2,700	218	317	32	100	2,644
Net asset value per share	$38.73	$10.11	$14.77	$11.57	$21.17	$13.38	$8.87	$22.40
Investor Class
Net assets	$830,840	$152,935	$42,755	$1,594	$124,942	$5,908	$915	$105,377
Shares of beneficial interest[2]	21,590	15,226	2,923	138	5,921	442	103	4,751
Net asset value per share	$38.48	$10.04	$14.62	$11.55	$21.10	$13.37	$8.86	$22.18

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2007

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Company Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor SMID Value Fund[1]	Harbor Small Cap Value Fund
Investment Income:
Dividends	$83,633	$2,164	$1,587	$58	$12,473	$1,580	$32	$22,145
Interest	6,685	852	572	29	735	77	4	1,542
Securities lending income	5,416	125	—	—	8	35	—	706
Foreign taxes withheld	(2,310)	(24)	—	—	(5)	—	—	(19)
Total Investment Income	93,424	3,117	2,159	87	13,211	1,692	36	24,374
Operating Expenses:
Management fees	53,738	1,868	5,389	114	4,107	514	12	14,463
12b-1 fees:
Administrative Class	654	144	105	4	18	1	1	150
Investor Class	1,688	72	115	4	648	17	1	307
Shareholder communications	816	48	35	1	74	6	14	293
Custodian fees	292	109	61	77	171	81	21	98
Transfer agent fees:
Institutional Class	4,813	98	378	7	251	37	—	1,047
Administrative Class	157	35	25	1	4	—	—	36
Investor Class	1,283	55	87	3	493	13	1	234
Professional fees	224	4	18	1	30	2	—	52
Trustee’s fees and expenses	105	2	8	—	10	1	—	24
Registration fees	189	66	54	37	59	45	52	88
Miscellaneous	111	8	17	4	12	6	3	31
Total operating expenses	64,070	2,509	6,292	253	5,877	723	105	16,823
Transfer fees waived	(1,233)	(34)	(99)	(2)	(94)	(9)	—	(268)
Other expenses waived	—	(3)	—	(110)	(140)	(37)	(84)	—
Other expense reimbursements and reductions	(53)	(4)	(3)	—	(10)	(1)	—	(15)
Net operating expenses	62,784	2,468	6,190	141	5,633	676	21	16,540
Net Investment Income/(Loss)	30,640	649	(4,031)	(54)	7,578	1,016	15	7,834
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	553,281	25,550	98,185	1,151	212,476	2,987	71	98,076
Foreign currency transactions	(674)	24	—	—	(180)	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	1,049,992	59,187	33,993	818	(118,859)	(3,674)	(466)	51,608
Translations of assets and liabilities in foreign currencies	13	1	—	—	—	—	—	—
Net gain/(loss) on investment transactions	1,602,612	84,762	132,178	1,969	93,437	(687)	(395)	149,684
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,633,252	$85,411	$128,147	$1,915	$101,015	$329	$(380)	$157,518

1	Commenced operations on May 1, 2007.

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$30,640	$18,816	$649	$(358)	$(4,031)	$(2,906)
Net realized gain/(loss) on investments	552,607	508,910	25,574	114	98,185	66,430
Net change in unrealized appreciation/(depreciation) of investments	1,050,005	(140,648)	59,188	12,757	33,993	33,716
Net increase/(decrease) in assets resulting from operations	1,633,252	387,078	85,411	12,513	128,147	97,240
Distributions to Shareholders:
Net investment income:
Institutional Class	(16,960)	(7,307)	(257)	—	—	—
Administrative Class	—	—	(74)	—	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	(520)	(6,715)	(55,378)	(51,211)
Administrative Class	—	—	(220)	(3)	(4,325)	(3,304)
Investor Class	—	—	(31)	(299)	(4,139)	(2,666)
Total distributions to shareholders	(16,960)	(7,307)	(1,102)	(7,017)	(63,842)	(57,181)
Net Increase/(Decrease) Derived from Capital Stock Activity	(420,934)	657,970	251,430	103,123	(62,532)	(18,803)
Net increase/(decrease) in net assets	1,195,358	1,037,741	335,739	108,619	1,773	21,256
Net Assets:
Beginning of period	8,653,423	7,615,682	163,817	55,198	729,744	708,488
End of period*	$9,848,781	$8,653,423	$499,556	$163,817	$731,517	$729,744
* Includes undistributed/(overdistributed) net investment income of :	$27,529	$16,961	$293	$—	$1	$1

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor SMID Value Fund	Harbor Small Cap Value Fund
November 1, 2006 through October 31, 2007	February 1, 2006[a] through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	May 1, 2007[a] through October 31, 2007	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006

$(54)	$(22)	$7,578	$9,375	$1,016	$311	$15	$7,834	$3,198
1,151	(177)	212,296	14,826	2,987	1,031	71	98,076	49,921
818	453	(118,859)	84,603	(3,674)	1,934	(466)	51,608	147,628

1,915	254	101,015	108,804	329	3,276	(380)	157,518	200,747

—	—	(5,502)	(6,461)	(243)	(181)	—	(1,733)	(1,770)
—	—	(77)	(70)	(3)	(1)	—	—	—
—	—	(2,380)	(1,888)	(40)	(16)	—	—	—

—	—	(8,628)	—	(774)	(396)	—	(42,860)	(26,794)
—	—	(125)	—	(8)	(2)	—	(1,338)	(736)
—	—	(4,277)	—	(171)	(46)	—	(3,116)	(2,830)
—	—	(20,989)	(8,419)	(1,239)	(642)	—	(49,047)	(32,130)
7,564	9,493	(626,581)	74,740	52,952	12,575	3,378	(513,813)	144,478
9,479	9,747	(546,555)	175,125	52,042	15,209	2,998	(405,342)	313,095

9,747	—	890,188	715,063	32,646	17,437	—	2,124,699	1,811,604
$19,226	$9,747	$343,633	$890,188	$84,688	$32,646	$2,998	$1,719,357	$2,124,699

$—	$—	$1	$2,868	$846	$217	$15	$6,231	$1,556

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$1,380,909	$2,085,928	$135,224	$66,998	$52,523	$54,642
Reinvested in payment of distributions	14,604	6,311	755	6,688	49,948	43,064
Cost of shares reacquired	(1,995,519)	(1,758,370)	(25,198)	(20,422)	(145,559)	(135,373)
Net increase/(decrease) in net assets	$(600,006)	$333,869	$110,781	$53,264	$(43,088)	$(37,667)
Administrative Class:
Net proceeds from sale of shares	$95,322	$111,009	$21,457	$47,599	$6,232	$13,513
Reinvested in payment of distributions	—	—	293	3	4,325	3,304
Cost of shares reacquired	(56,212)	(32,541)	(10,363)	(2,668)	(21,970)	(11,384)
Net increase/(decrease) in net assets	$39,110	$78,468	$11,387	$44,934	$(11,413)	$5,433
Investor Class:
Net proceeds from sale of shares	$320,062	$347,805	$136,427	$7,564	$6,304	$20,183
Reinvested in payment of distributions	—	—	31	297	4,127	2,651
Cost of shares reacquired	(180,100)	(102,172)	(7,196)	(2,936)	(18,462)	(9,403)
Net increase/(decrease) in net assets	$139,962	$245,633	$129,262	$4,925	$(8,031)	$13,431
SHARES
Institutional Class:
Shares sold	39,605	64,675	15,027	9,081	3,907	4,017
Shares issued in reinvestment of distributions	434	191	95	951	3,915	3,440
Shares reacquired	(57,531)	(55,162)	(2,954)	(2,759)	(10,706)	(10,036)
Net increase/(decrease) in shares outstanding	(17,492)	9,704	12,168	7,273	(2,884)	(2,579)
Beginning of period	241,455	231,751	14,581	7,308	46,291	48,870
End of period	223,963	241,455	26,749	14,581	43,407	46,291
Administrative Class:
Shares sold	2,823	3,454	2,447	6,490	468	1,003
Shares issued in reinvestment of distributions	—	—	37	1	342	266
Shares reacquired	(1,617)	(1,034)	(1,212)	(360)	(1,685)	(860)
Net increase/(decrease) in shares outstanding	1,206	2,420	1,272	6,131	(875)	409
Beginning of period	6,401	3,981	6,133	2	3,575	3,166
End of period	7,607	6,401	7,405	6,133	2,700	3,575
Investor Class:
Shares sold	9,367	10,789	15,139	1,022	472	1,479
Shares issued in reinvestment distributions	—	—	4	43	329	215
Shares reacquired	(5,198)	(3,264)	(819)	(402)	(1,387)	(710)
Net increase/(decrease) in shares outstanding	4,169	7,525	14,324	663	(586)	984
Beginning of period	17,421	9,896	902	239	3,509	2,525
End of period	21,590	17,421	15,226	902	2,923	3,509

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor SMID Value Fund	Harbor Small Cap Value Fund
November 1, 2006 through October 31, 2007	February 1, 2006[a] through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	May 1, 2007[a] through October 31, 2007	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006

$8,514	$7,830	$63,491	$175,944	$64,487	$13,325	$1,351	$259,818	$629,884
—	—	11,144	4,749	949	549	—	34,558	20,761
(2,559)	(498)	(506,894)	(201,028)	(12,840)	(5,292)	(8)	(766,967)	(464,680)
$5,955	$7,332	$(432,259)	$(20,335)	$52,596	$8,582	$1,343	$(472,591)	$185,965

$1,703	$1,000	$684	$5,432	$539	$155	$1,000	$18,887	$35,021
—	—	202	70	11	3	—	1,338	736
(333)	—	(3,353)	(3,611)	(292)	(62)	—	(21,596)	(18,732)
$1,370	$1,000	$(2,467)	$1,891	$258	$96	$1,000	$(1,371)	$17,025

$330	$1,324	$60,589	$140,220	$2,684	$4,450	$1,039	$13,833	$37,072
—	—	6,620	1,882	211	62	—	2,630	2,580
(91)	(163)	(259,064)	(48,918)	(2,797)	(615)	(4)	(56,314)	(98,164)
$239	$1,161	$(191,855)	$93,184	$98	$3,897	$1,035	$(39,851)	$(58,512)

792	793	3,253	10,136	4,684	1,064	136	12,004	30,663
—	—	573	276	71	46	—	1,608	1,048
(234)	(51)	(25,586)	(11,516)	(929)	(425)	(1)	(35,340)	(22,581)
558	742	(21,760)	(1,104)	3,826	685	135	(21,728)	9,130
742	—	31,760	32,864	2,008	1,323	—	90,777	81,647
1,300	742	10,000	31,760	5,834	2,008	135	69,049	90,777

149	100	35	312	38	12	100	873	1,697
—	—	11	4	1	0	—	63	38
(31)	—	(174)	(207)	(21)	(5)	—	(999)	(918)
118	100	(128)	109	18	7	100	(63)	817
100	—	445	336	14	7	—	2,707	1,890
218	100	317	445	32	14	100	2,644	2,707

30	132	3,148	8,114	192	349	104	647	1,832
—	—	341	109	16	5	—	124	131
(8)	(16)	(12,802)	(2,814)	(207)	(49)	(1)	(2,637)	(4,797)
22	116	(9,313)	5,409	1	305	103	(1,866)	(2,834)
116	—	15,234	9,825	441	136	—	6,617	9,451
138	116	5,921	15,234	442	441	103	4,751	6,617

Harbor Domestic Equity Funds Financial Highlights

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31	2007		2006	2005		2004		2003
Net asset value beginning of period	$32.65		$31.02	$26.81		$25.21		$21.04
Income from Investment Operations:
Net investment income/(loss)	0.14	[a]	0.07 [a]	0.13	[a]	0.02	[a]	0.05	[a]
Net realized and unrealized gain on investments	6.23		1.59	4.19		1.63		4.16
Total from investment operations	6.37		1.66	4.32		1.65		4.21
Less Distributions:
Dividends from net investment income	(0.07)		(0.03)	(0.11)		(0.05)		(0.04)
Distributions from net realized capital gains[1]	—		—	—		—		—
Total distributions	(0.07)		(0.03)	(0.11)		(0.05)		(0.04)
Net asset value end of period	38.95		32.65	31.02		26.81		25.21
Net assets end of period (000s)	$8,723,355		$7,882,712	$7,187,988		$6,497,130		$6,338,120
Ratios and Supplemental Data (%):
Total return	19.55%[b]		5.35%[b]	16.14%[b]		6.54%[b]		20.04%[b]
Ratio of operating expenses to average net assets[2]	0.67	[a]	0.67 [a]	0.68	[a]	0.67	[a]	0.71	[a]
Ratio of operating expenses not imposed to average net assets	0.01		—	—		0.01		0.01
Ratio of operating expenses net of all offsets to average net assets	0.66	[a]	0.67 [a]	0.68	[a]	0.67	[a]	0.71	[a]
Ratio of net investment income/(loss) to average net assets	0.38	[a]	0.25 [a]	0.44	[a]	0.09	[a]	0.24	[a]
Portfolio turnover	69		71	69		67		64

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2007		2006	2005[c]		2004		2003
Net asset value beginning of period	$7.59		$7.31	$6.15		$5.96		$4.14
Income from Investment Operations:
Net investment income/(loss)	0.03	[a]	—	(0.03)[a]		—		(0.03)[a]
Net realized and unrealized gain on investments	2.59		1.13	1.19		0.19		1.85
Total from investment operations	2.62		1.13	1.16		0.19		1.82
Less Distributions:
Dividends from net investment income	(0.02)		—	—		—		—
Distributions from net realized capital gains[1]	(0.03)		(0.85)	—		—		—
Total distributions	(0.05)		(0.85)	—		—		—
Net asset value end of period	10.16		7.59	7.31		6.15		5.96
Net assets end of period (000s)	$271,736		$110,633	$53,447		$49,275		$25,743
Ratios and Supplemental Data (%):
Total return	34.71%[b]		16.30%[b]	18.86%[b]		3.19%[b]		44.31%[b]
Ratio of operating expenses to average net assets[2]	0.89	[a]	0.94 [a]	0.95	[a]	0.98	[a]	1.20	[a]
Ratio of operating expenses not imposed to average net assets	0.02		0.12	0.20		0.14		0.58
Ratio of operating expenses net of all offsets to average net assets	0.89	[a]	0.94 [a]	0.95	[a]	0.98	[a]	1.20	[a]
Ratio of net investment income/(loss) to average net assets	0.36	[a]	(0.30)[a]	(0.48)[a]		(0.65)[a]		(0.95)[a]
Portfolio turnover	107		131	177		77		114
See page 70 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class[3]							Investor Class
2007		2006		2005	2004	2003	2007		2006	2005	2004		2003
$32.47		$30.90		$26.77	$25.21	$21.04	$32.31		$30.79	$26.65	$25.12		$21.04

0.06	[a]	0.05	[a]	—	—	0.04 [a]	0.01	[a]	(0.02)[a]	0.05 [a]	(0.05)[a]		—
6.20		1.52		4.23	1.59	4.17	6.16		1.54	4.11	1.58		4.11
6.26		1.57		4.23	1.59	4.21	6.17		1.52	4.16	1.53		4.11

—		—		(0.10)	(0.03)	(0.04)	—		—	(0.02)	—		(0.03)
—		—		—	—	—	—		—	—	—		—
—		—		(0.10)	(0.03)	(0.04)	—		—	(0.02)	—		(0.03)
38.73		32.47		30.90	26.77	25.21	38.48		32.31	30.79	26.65		25.12
$294,586		$207,852		$123,018	$11,775	$850	$830,840		$562,859	$304,676	$101,372		$40,475

19.28%[b]		5.08%[b]		15.84%[b]	6.32%[b]	20.04%[b]	19.10%[b]		4.94%[b]	15.62%[b]	6.09%[b]		19.55%[b]
0.92	[a]	0.92	[a]	0.92 [a]	0.92 [a]	0.94 [a]	1.04	[a]	1.07 [a]	1.10 [a]	1.10	[a]	1.13 [a]
0.01		—		—	0.01	0.01	0.01		—	—	0.01		0.01
0.92	[a]	0.92	[a]	0.92 [a]	0.92 [a]	0.94 [a]	1.04	[a]	1.07 [a]	1.10 [a]	1.10	[a]	1.13 [a]
0.13	[a]	—		(0.13)[a]	(0.18)[a]	(0.09)[a]	(0.01)[a]		(0.15)[a]	(0.10)[a]	(0.35)[a]		(0.29)[a]
69		71		69	67	64	69		71	69	67		64

Administrative Class[3]							Investor Class
2007		2006		2005C	2004	2003	2007		2006	2005C	2004		2003
$7.57		$7.31		$6.15	$5.96	$4.14	$7.52		$7.28	$6.15	$5.96		$4.14

0.01		—		—	(0.04)[a]	(0.02)[a]	0.02	[a]	(0.01)[a]	(0.04)[a]	0.01	[a]	(0.02)[a]
2.57		1.11		1.16	0.23	1.84	2.53		1.10	1.17	0.18		1.84
2.58		1.11		1.16	0.19	1.82	2.55		1.09	1.13	0.19		1.82

(0.01)		—		—	—	—	—		—	—	—		—
(0.03)		(0.85)		—	—	—	(0.03)		(0.85)	—	—		—
(0.04)		(0.85)		—	—	—	(0.03)		(0.85)	—	—		—
10.11		7.57		7.31	6.15	5.96	10.04		7.52	7.28	6.15		5.96
$74,885		$46,402		$14	$1	$6	$152,935		$6,782	$1,737	$891		$209

34.31%[b]		15.99%[b]		18.86%[b]	3.19%[b]	44.31%[b]	34.08%[b]		15.77%[b]	18.37%[b]	3.19%[b]		44.31%[b]
1.14	[a]	1.18	[a]	1.18 [a]	1.23 [a]	1.40 [a]	1.27	[a]	1.32 [a]	1.38 [a]	1.38	[a]	1.40 [a]
0.02		0.12		0.20	0.08	0.63	0.02		0.12	0.20	0.18		0.81
1.14	[a]	1.18	[a]	1.18 [a]	1.23 [a]	1.40 [a]	1.27	[a]	1.32 [a]	1.38 [a]	1.38	[a]	1.40 [a]
0.14	[a]	(0.58)[a]		(0.67)[a]	(0.90)[a]	(1.13)[a]	(0.06)[a]		(0.69)[a]	(0.87)[a]	(1.06)[a]		(1.13)[a]
107		131		177	77	114	107		131	177	77		114

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2007	2006	2005	2004		2003
Net asset value beginning of period	$13.69	$13.00	$12.82	$12.05		$8.65
Income from Investment Operations:
Net investment income/(loss)	(0.07)[a]	—	(0.06)[a]	—		(0.04)[a]
Net realized and unrealized gain on investments	2.55	1.74	1.07	0.77		3.44
Total from investment operations	2.48	1.74	1.01	0.77		3.40
Less Distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized capital gains[1]	(1.22)	(1.05)	(0.83)	—		—
Total distributions	(1.22)	(1.05)	(0.83)	—		—
Net asset value end of period	14.95	13.69	13.00	12.82		12.05
Net assets end of period (000s)	$648,885	$633,956	$635,132	$709,318		$631,734
Ratios and Supplemental Data (%):
Total return	19.65%[b]	14.17%[b]	7.83%[b]	6.39%[b]		39.31%[b]
Ratio of operating expenses to average net assets[2]	0.82 [a]	0.82 [a]	0.84 [a]	0.83	[a]	0.93 [a]
Ratio of operating expenses not imposed to average net assets	0.02	—	—	0.02		0.02
Ratio of operating expenses net of all offsets to average net assets	0.82 [a]	0.82 [a]	0.84 [a]	0.83	[a]	0.93 [a]
Ratio of net investment income/(loss) to average net assets	(0.52)[a]	(0.35)[a]	(0.40)[a]	(0.48)[a]		(0.61)[a]
Portfolio turnover	50	55	69	54		83

HARBOR SMALL COMPANY GROWTH FUND
	Institutional Class
Year Ended October 31	2007	2006[d]
Net asset value beginning of period	$10.18	$10.00
Net investment income/(loss)	(0.03)	—
Net realized and unrealized gain on investments	1.48	0.18
Total from investment operations	1.45	0.18
Dividends from net investment income	—	—
Distributions from net realized capital gains[1]	—	—
Total distributions	—	—
Net asset value end of period	11.63	10.18
Net assets end of period (000s)	$15,110	$7,559
Ratios and Supplemental Data (%):
Total return	14.24%[b]	1.80%[b,f]
Ratio of operating expenses to average net assets[2]	0.87 [a]	0.92	[a,e]
Ratio of operating expenses not imposed to average net assets	0.74	2.19	[l]
Ratio of operating expenses net of all offsets to average net assets	0.87 [a]	0.92	[a,e]
Ratio of net investment income/(loss) to average net assets	(0.29)[a]	(0.38)[a,e]
Portfolio turnover	92	53

See page 70 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class					Investor Class
2007	2006	2005	2004	2003	2007	2006	2005	2004		2003
$13.57	$12.92	$12.78	$12.05	$8.65	$13.47	$12.85	$12.74	$12.02		$8.65

(0.14)[a]	(0.03)[a]	(0.07)[a]	(0.02)[a]	(0.02)[a]	(0.16)[a]	(0.02)[a]	(0.09)[a]	0.02	[a]	(0.06)[a]
2.56	1.73	1.04	0.75	3.42	2.53	1.69	1.03	0.70		3.43
2.42	1.70	0.97	0.73	3.40	2.37	1.67	0.94	0.72		3.37

—	—	—	—	—	—	—	—	—		—
(1.22)	(1.05)	(0.83)	—	—	(1.22)	(1.05)	(0.83)	—		—
(1.22)	(1.05)	(0.83)	—	—	(1.22)	(1.05)	(0.83)	—		—
14.77	13.57	12.92	12.78	12.05	14.62	13.47	12.85	12.74		12.02
$39,877	$48,525	$40,916	$8,074	$4,482	$42,755	$47,263	$32,440	$26,527		$12,279

19.35%[b]	13.93%[b]	7.52%[b]	6.06%[b]	39.31%[b]	19.11%[b]	13.77%[b]	7.31%[b]	5.90%[b]		39.08%[b]
1.07 [a]	1.07 [a]	1.09 [a]	1.08 [a]	1.16 [a]	1.20 [a]	1.22 [a]	1.27 [a]	1.25	[a]	1.36 [a]
0.01	—	—	0.01	0.02	0.01	—	—	0.02		0.02
1.07 [a]	1.07 [a]	1.09 [a]	1.08 [a]	1.16 [a]	1.20 [a]	1.22 [a]	1.27 [a]	1.25	[a]	1.36 [a]
(0.77)[a]	(0.60)[a]	(0.66)[a]	(0.73)[a]	(0.83)[a]	(0.90)[a]	(0.74)[a]	(0.83)[a]	(0.91)[a]		(1.03)[a]
50	55	69	54	83	50	55	69	54		83

Administrative Class			Investor Class
2007	2006[d]		2007	2006[d]
$10.16	$10.00		$10.15	$10.00
(0.03)[a]	(0.01)[a]		(0.09)	(0.02)[a]
1.44	0.17		1.49	0.17
1.41	0.16		1.40	0.15
—	—		—	—
—	—		—	—
—	—		—	—
11.57	10.16		11.55	10.15
$2,522	$1,016		$1,594	$1,172

13.88%[b]	1.60%[b,f]		13.79%[b]	1.50%[b,f]
1.11 [a]	1.18	[a,e]	1.25 [a]	1.31	[a,e]
0.75	2.19		0.74	2.19
1.11 [a]	1.18	[a,e]	1.25 [a]	1.31	[a,e]
(0.56)[a]	(0.58)[a,e]		(0.68)[a]	(0.71)[a,e]
92	53	[f]	92	53	[f]

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31	2007[h]		2006		2005		2004		2003
Net asset value beginning of period	$18.79		$16.63		$15.00		$13.52		$11.43
Income from Investment Operations:
Net investment income/(loss)	0.41	[a]	0.22	[a]	0.16	[a]	0.14	[a]	0.11	[a]
Net realized and unrealized gain on investments	2.54		2.13		1.63		1.45		2.11
Total from investment operations	2.95		2.35		1.79		1.59		2.22
Less Distributions:
Dividends from net investment income	(0.26)		(0.19)		(0.16)		(0.11)		(0.13)
Distributions from net realized capital gains[1]	(0.28)		—		—		—		—
Total distributions	(0.54)		(0.19)		(0.16)		(0.11)		(0.13)
Net asset value end of period	21.20		18.79		16.63		15.00		13.52
Net assets end of period (000s)	$211,985		$596,888		$546,624		$352,917		$202,159
Ratios and Supplemental Data (%):
Total return	15.93%[b]		14.23%[b]		11.90%[b]		11.79%[b]		19.56%[b]
Ratio of operating expenses to average net assets[2]	0.68	[a]	0.68	[a]	0.70	[a]	0.68	[a]	0.77	[a]
Ratio of operating expenses not imposed to average net assets	0.04		—		—		0.02		0.01
Ratio of operating expenses net of all offsets to average net assets	0.68	[a]	0.68	[a]	0.70	[a]	0.68	[a]	0.77	[a]
Ratio of net investment income/(loss) to average net assets	1.24	[a]	1.23	[a]	1.01	[a]	1.10	[a]	0.94	[a]
Portfolio turnover	114		31		24		19		25

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31	2007		2006		2005		2004[i]		2003
Net asset value beginning of period	$13.26		$11.90		$11.09		$10.06		$8.33
Income from Investment Operations:
Net investment income/(loss)	0.17	[a]	0.13	[a]	0.14	[a]	0.02	[a]	0.01	[a]
Net realized and unrealized gain on investments	0.49		1.65		1.68		1.01		1.72
Total from investment operations	0.66		1.78		1.82		1.03		1.73
Less Distributions:
Dividends from net investment income	(0.12)		(0.13)		(0.05)		—		—
Distributions from net realized capital gains[1]	(0.37)		(0.29)		(0.96)		—		—
Total distributions	(0.49)		(0.42)		(1.01)		—		—
Net asset value end of period	13.43		13.26		11.90		11.09		10.06
Net assets end of period (000s)	$78,346		$26,630		$15,744		$10,354		$7,959
Ratios and Supplemental Data (%):
Total return	4.97%[b]		15.43%[b]		16.92%[b]		10.36%[b]		20.77%[b]
Ratio of operating expenses to average net assets[2]	0.95	[a]	0.95	[a]	0.95	[a]	1.02	[a]	1.20	[a]
Ratio of operating expenses not imposed to average net assets	0.07		0.51		0.93		1.08		1.15
Ratio of operating expenses net of all offsets to average net assets	0.95	[a]	0.95	[a]	0.95	[a]	1.02	[a]	1.20	[a]
Ratio of net investment income/(loss) to average net assets	1.52	[a]	1.45	[a]	1.27	[a]	0.23	[a]	0.15	[a]
Portfolio turnover	21		18		20		152		67

See page 70 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class										Investor Class
2007[h]		2006		2005		2004		2003		2007[h]	2006		2005		2004		2003
$18.77		$16.62		$14.99		$13.52		$11.43		$18.70	$16.58		$14.96		$13.49		$11.43

0.20	[a]	0.16	[a]	0.14	[a]	0.08	[a]	0.15	[a]	0.19 [a]	0.14	[a]	0.07	[a]	0.10	[a]	0.10	[a]
2.69		2.14		1.61		1.50		2.07		2.67	2.12		1.64		1.43		2.07
2.89		2.30		1.75		1.58		2.22		2.86	2.26		1.71		1.53		2.17

(0.21)		(0.15)		(0.12)		(0.11)		(0.13)		(0.18)	(0.14)		(0.09)		(0.06)		(0.11)
(0.28)		—		—		—		—		(0.28)	—		—		—		—
(0.49)		(0.15)		(0.12)		(0.11)		(0.13)		(0.46)	(0.14)		(0.09)		(0.06)		(0.11)
21.17		18.77		16.62		14.99		13.52		21.10	18.70		16.58		14.96		13.49
$6,706		$8,352		$5,577		$4,515		$5		$124,942	$284,948		$162,862		$16,452		$6,682

15.62%[b]		13.93%[b]		11.66%[b]		11.69%[b]		19.56%[b]		15.49%[b]	13.73%[b]		11.54%[b]		11.34%[b]		19.13%[b]
0.93	[a]	0.93	[a]	0.95	[a]	0.92	[a]	0.93	[a]	1.06 [a]	1.08	[a]	1.10	[a]	1.10	[a]	1.17	[a]
0.05		—		—		0.03		0.01		0.03	—		—		0.03		0.01
0.93	[a]	0.93	[a]	0.95	[a]	0.92	[a]	0.93	[a]	1.06 [a]	1.08	[a]	1.10	[a]	1.10	[a]	1.17	[a]
1.04	[a]	0.95	[a]	0.77	[a]	0.86	[a]	0.66	[a]	0.90 [a]	0.82	[a]	0.70	[a]	0.68	[a]	0.34	[a]
114		31		24		19		25		114	31		24		19		25

Administrative Class										Investor Class
2007		2006		2005		2004[i]		2003		2007	2006		2005		2004[i]		2003
$13.24		$11.90		$11.09		$10.06		$8.33		$13.22	$11.88		$11.09		$10.06		$8.33

0.20	[a]	0.10	[a]	0.04	[a]	0.02	[a]	—		0.18	0.12		0.07		(0.01)		(0.01)
0.42		1.66		1.76		1.01		1.73		0.43	1.62		1.71		1.04		1.74
0.62		1.76		1.80		1.03		1.73		0.61	1.74		1.78		1.03		1.73

(0.11)		(0.13)		(0.04)		—		—		(0.09)	(0.11)		(0.04)		—		—
(0.37)		(0.29)		(0.95)		—		—		(0.37)	(0.29)		(0.95)		—		—
(0.48)		(0.42)		(0.99)		—		—		(0.46)	(0.40)		(0.99)		—		—
13.38		13.24		11.90		11.09		10.06		13.37	13.22		11.88		11.09		10.06
$434		$184		$81		$2		$—		$5,908	$5,832		$1,612		$268		$46

4.68%[b]		15.17%[b]		16.88%[b]		10.36%[b]		20.77%[b]		4.60%[b]	15.00%[b]		16.65%[b]		10.24%[b]		20.77%[b]
1.20	[a]	1.18	[a]	1.18	[a]	—	[g]	—	[g]	1.33 [a]	1.32	[a]	1.38	[a]	1.39	[a]	1.39	[a]
0.08		0.51		0.93		—		—		0.08	0.51		0.93		1.53		1.38
1.19	[a]	1.18	[a]	1.18	[a]	—	[g]	—	[g]	1.33 [a]	1.32	[a]	1.38	[a]	1.39	[a]	1.39	[a]
1.29	[a]	1.22	[a]	0.96	[a]	—	[g]	—	[g]	1.17 [a]	1.06	[a]	0.88	[a]	(0.15)[a]		(0.16)[a]
21		18		20		152		67		21	18		20		152		67

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SMID VALUE FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2007[j]		2007[j]		2007[j]
Net asset value beginning of period	$10.00		$10.00		$10.00
Net investment income/(loss)	0.06	[a]	0.05	[a]	0.04	[a]
Net realized and unrealized gain on investments	(1.18)		(1.18)		(1.18)
Total from investment operations	(1.12)		(1.13)		(1.14)
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	8.88		8.87		8.86
Net assets end of period (000s)	$1,196		$887		$915
Ratios and Supplemental Data (%):
Total return	(11.20)%[b,f]		(11.30)%[b,f]		(11.40)%[b,f]
Ratio of operating expenses to average net assets[2]	0.95	[a,e]	1.20	[a,e]	1.33	[a,e]
Ratio of operating expenses not imposed to average net assets	2.66		2.64		2.64
Ratio of operating expenses net of all offsets to average net assets	0.95	[a,e]	1.20	[a,e]	1.33	[a,e]
Ratio of net investment income/(loss) to average net assets	1.19	[a]	0.94	[a]	0.80	[a]
Portfolio turnover	22	[f]	22	[f]	22	[f]

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31	2007		2006		2005		2004		2003
Net asset value beginning of period	$21.24		$19.50		$16.58		$13.88		$9.99
Income from Investment Operations:
Net investment income/(loss)	0.11	[a]	0.03	[a]	0.01	[a]	—		(0.01)[a]
Net realized and unrealized gain on investments	1.68		2.04		3.00		2.70		3.90
Total from investment operations	1.79		2.07		3.01		2.70		3.89
Less Distributions:
Dividends from net investment income	(0.02)		(0.02)		—		—		—
Distributions from net realized capital gains[1]	(0.49)		(0.31)		(0.09)		—		—
Total distributions	(0.51)		(0.33)		(0.09)		—		—
Net asset value end of period	22.52		21.24		19.50		16.58		13.88
Net assets end of period (000s)	$1,554,756		$1,928,482		$1,592,120		$449,467		$159,380
Ratios and Supplemental Data (%):
Total return	8.52%[b]		10.72%[b]		18.22%[b]		19.45%[b]		38.94%[b]
Ratio of operating expenses to average net assets[2]	0.83	[a]	0.83	[a]	0.83	[a]	0.84	[a]	0.94 [a]
Ratio of operating expenses not imposed to average net assets	0.01		—		—		0.01		0.30
Ratio of operating expenses net of all offsets to average net assets	0.83	[a]	0.83	[a]	0.83	[a]	0.84	[a]	0.94 [a]
Ratio of net investment income/(loss) to average net assets	0.44	[a]	0.19	[a]	0.13	[a]	(0.13)[a]		(0.25)[a]
Portfolio turnover	14		27		20		12		13

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its Subadviser.

d	For the period February 1, 2006 (inception) through October 31, 2006.

e	Annualized.

f	Unannualized.

g	Assets in this class were too small to incur any income or expense.

h	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

i	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its Subadviser.

j	For the period May 1, 2007 (inception) through October 31, 2007.

The accompanying notes are an integral part of the financial statements.

Administrative Class							Investor Class
2007		2006	2005	2004		2003	2007	2006	2005	2004		2003
$21.17		$19.46	$16.57	$13.88		$9.99	$20.99	$19.33	$16.50	$13.87		$9.99

0.04	[a]	(0.02)[a]	(0.01)[a]	0.02	[a]	(0.02)[a]	(0.03)[a]	(0.09)[a]	(0.01)[a]	—		(0.02)[a]
1.68		2.04	2.99	2.67		3.91	1.71	2.06	2.93	2.63		3.90
1.72		2.02	2.98	2.69		3.89	1.68	1.97	2.92	2.63		3.88

—		—	—	—		—	—	—	—	—		—
(0.49)		(0.31)	(0.09)	—		—	(0.49)	(0.31)	(0.09)	—		—
(0.49)		(0.31)	(0.09)	—		—	(0.49)	(0.31)	(0.09)	—		—
22.40		21.17	19.46	16.57		13.88	22.18	20.99	19.33	16.50		13.87
$59,224		$57,301	$36,787	$1,911		$3	$105,377	$138,916	$182,697	$23,987		$1,290

8.21%[b]		10.48%[b]	18.05%[b]	19.38%[b]		38.94%[b]	8.08%[b]	10.28%[b]	17.76%[b]	18.96%[b]		38.84%[b]
1.08	[a]	1.08 [a]	1.08 [a]	0.93	[a]	1.18 [a]	1.21 [a]	1.23 [a]	1.26 [a]	1.25	[a]	1.29 [a]
0.01		—	—	0.01		0.30	0.01	—	—	0.01		0.30
1.08	[a]	1.08 [a]	1.08 [a]	0.84	[a]	1.18 [a]	1.21 [a]	1.23 [a]	1.26 [a]	1.25	[a]	1.29 [a]
0.18	[a]	(0.06)[a]	(0.08)[a]	(0.24)[a]		(0.59)[a]	0.06 [a]	(0.22)[a]	(0.27)[a]	(0.53)[a]		(0.57)[a]
14		27	20	12		13	14	27	20	12		13

Harbor International Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Northern Cross Investments

Limited

Clarendon House

2 Church Street

Hamilton, Bermuda HMDX

Hakan Castegren

Portfolio Manager (since 1987)

Northern Cross has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Long-term total return, principally from growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks.

TOP TEN HOLDINGS (% of net assets)

ABB Ltd.	3.4%
Petroleo Brasileiro SA—PETROBRAS	3.2
BHP Billiton	2.8
Companhia Vale do Rio Doce Cl. A	2.6
Banco Bradesco SA	2.1
Linde AG	1.9
Novo Nordisk A/S Series B	1.9
Nestle SA—Registered	1.7
Rio Tinto plc—Registered	1.7
AXA	1.6

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

REGION BREAKDOWN

TOP TEN COUNTRIES (% of net assets)

Japan	12.4%
France	12.2
United Kingdom	11.4
Switzerland	11.2
Brazil	10.9
Germany	7.6
Hong Kong	4.0
Sweden	3.6
Denmark	3.2
Spain	3.0

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

International equities posted impressive returns for the fiscal year ended October 31, 2007. The MSCI EAFE Index of stocks in developed overseas markets rose over 24% (all returns cited are in U.S. dollar terms). By contrast, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned approximately 15%. Currency fluctuations added almost 11 percentage points to the MSCI EAFE Index return, as expressed in U.S. dollars, as the dollar weakened against a number of foreign currencies.

All economic sectors in the MSCI EAFE Index had positive returns, with 6 of the 10 sectors—materials, telecommunications, industrials, utilities, consumer staples, and energy—advancing by more than 30%. Health care, up 3%, was the only sector not to produce double-digit returns. Growth stocks outperformed value stocks, and all 21 country components within the index posted positive returns. Emerging markets did even better than developed regions, as the MSCI Emerging Markets Index was up over 67%.

Performance

The Harbor International Fund outperformed its MSCI EAFE benchmark by a wide margin. The Fund returned 39.37% (Institutional Class), 39.00% (Administrative Class), and 38.84% (Investor Class) for the fiscal year, compared with the index return of 24.91%. The Fund also outpaced the benchmark for the latest five-year and 10-year periods.

Stock selection was the key factor in the Fund’s strong performance. Materials stocks made the biggest contributions to the Fund’s absolute return as well as its performance edge over the benchmark. The Fund’s holdings in metals, mining, and other stocks in this sector were up 66% compared with 49% for the index. An overweighted position in the sector (14% of the portfolio versus 9% of the index) widened the advantage. Leading contributors included the Brazilian

Harbor International Fund

MANAGER’S COMMENTARY—Continued

mining concern, Companhia Vale do Rio Doce, whose shares roughly tripled in price, and Australia-based BHP Billiton, which doubled.

As the largest sector weight in the Fund, financials made a major contribution to performance. Portfolio holdings in the financial sector gained 29% versus 15% for those in the benchmark. Leading contributors included China Life Insurance (up over 200%), Ping An Insurance Company of China (up 300%), and Banco Bradesco of Brazil (up nearly 100%).

Good performance and above-index positions in the energy and industrials sectors also made major contributions. The Fund’s investments in the energy sector returned 61% compared with 31% for those in the index. Energy stocks represented about 11% of the portfolio and 7% of the index. The biggest contributors were Petroleo Brasileiro and China Petroleum & Chemical, both up over 100%. The industrials sector represented about 16% of the portfolio versus 12% for the index, and the Fund’s investments in the sector returned 44% compared with 38% for those in the benchmark. The top contributor was ABB, based in Switzerland, which doubled in price, followed by French companies Saint-Gobain (up 48%) and Schneider Electric (up 38%).

Consumer discretionary stocks, about an equal weight in the portfolio relative to the index, also made important contributions. Investments in the consumer discretionary area returned 43% compared with 22% for those in the benchmark. Leading contributors included French companies Michelin (up 67%) and Accor (up 43%).

The Fund’s performance continued to benefit from its relatively small exposure to stocks experiencing significant price declines. The largest detractor from performance was Sweden-based communication equipment provider Ericsson, down 20%, which reduced overall returns by about half a percentage point. Others included Japanese financial services companies ORIX, Sumitomo Trust and Banking, and Mitsubishi UFJ Financial Group.

Outlook and Strategy

Profits were taken during the fiscal year on strongly performing investments ranging from Chinese insurance and petroleum companies to Norwegian oil and gas shares. As of October 31, 2007, the Fund’s largest economic sector positions were in financials, industrials, and materials. Compared with the index, the largest overweighted positions in the portfolio were in industrials, materials, and energy, while the most significant underweights were in utilities, information technology, and telecommunications. The largest country-level allocations were in Japan, France, and the United Kingdom. Relative to the benchmark, the largest country overweights were in Brazil, Switzerland, and China, while the most significantly underweighted positions were in the UK, Japan, and Italy.

Looking ahead, we expect that global growth will continue at a reasonably solid pace, led by China, and that raw materials markets should remain tight. We do not expect the housing slowdown in the U.S. to have a material impact on the global economy. While recent credit turbulence may translate into tighter monetary conditions around the world, we expect that global growth should continue to benefit from the rising importance of emerging economies, which are now experiencing secular growth. We believe that many of the companies owned by the Fund are particularly well-placed to benefit from such conditions.

This report contains the current opinions of Northern Cross Investments Limited and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor International Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 011

Cusip: 411511306

Ticker: HAINX

Inception Date: 12-29-1987

ADMINISTRATIVE CLASS

Fund #: 211

Cusip: 411511652

Ticker: HRINX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 411

Cusip: 411511645

Ticker: HIINX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	112	1,135
Number of Countries	21	21
Total Net Assets (000s)	$27,974,464	N/A
Weighted Average Market Cap ($MM)	$63,960	$66,420
Adjusted Price/Earnings Ratio (P/E)	23.0x	20.4x
Price/Book Ratio (P/B)	2.4x	2.4x
Beta vs MSCI EAFE Index	1.10	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	13%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1997 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor International Fund
	Institutional Class	39.37%	28.83%	14.23%	$37,820
	Administrative Class	39.00	28.53	13.95	36,914
	Investor Class	38.84	28.32	13.75	36,279
	Comparative Index
	MSCI EAFE	24.91%	23.21%	9.26%	$24,236

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days. The performance of the Administrative and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor International Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.81%

Total Net Assets (000s):

    $25,126,599

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.06%

Total Net Assets (000s):

    $392,772

INVESTOR CLASS

Net Expense Ratio: 1.19%

Total Net Assets (000s):

    $2,455,093

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,186.86	$4.48
Hypothetical (5% return)	1,000.00	1,021.01	4.14
Administrative Class
Actual	$1,000.00	$1,185.32	$5.83
Hypothetical (5% return)	1,000.00	1,019.73	5.40
Investor Class
Actual	$1,000.00	$1,184.54	$6.54
Hypothetical (5% return)	1,000.00	1,019.06	6.05
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor International Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.1%)

COMMON STOCKS—87.2%

Shares		Value (000s)

AIRLINES—4.4%
4,453,300	Air France-KLM SA (FR)	$169,935
38,096,000	All Nippon Airways Co. Ltd. (JP)	146,891
107,018,000	Cathay Pacific Airways Ltd. (HK)	317,841
9,556,737	Deutsche Lufthansa AG—Registered (GER)	282,150
92,964,000	Japan Airlines Corp. (JP)*	209,612
9,554,540	Singapore Airlines Ltd. (SGP)	130,426

		1,256,855

AUTO COMPONENTS—2.6%
2,044,406	Continental AG (GER)	309,200
3,058,534	Michelin (CGDE) Cl. B (FR)	411,918

		721,118

AUTOMOBILES—0.4%
1,078,218	Peugeot SA (FR)	100,498

BEVERAGES—1.6%
19,126,693	Diageo plc (UK)	438,835

BUILDING PRODUCTS—3.0%
16,622,000	Asahi Glass Co. Ltd. (JP)	228,914
12,033,608	ASSA ABLOY Ab Series B (SW)	252,844
3,207,319	Compagnie de Saint-Gobain (FR)	345,659

		827,417

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—2.4%
19,921,400	Nomura Holdings Inc. (JP)	$354,984
5,712,335	UBS AG (SWS)	306,251

		661,235

CHEMICALS—2.0%
4,306,472	Linde AG (GER)	545,702

COMMERCIAL BANKS—12.2%
20,040,118	Banco Santander Central Hispano SA—Registered (SP)	438,273
33,115,000	Bank of Yokohama Ltd. (JP)	234,980
1,763,000	BNP Paribas (FR)	195,397
10,077,268	Commerzbank AG (GER)	426,961
20,807,000	DBS Group Holdings Ltd. (SGP)	325,666
4,085,834	Erste Bank der oesterreichischen Sparkassen AG (AUT)	332,637
54,100,000	Malayan Banking Berhad (MAL)	182,850
28,950,000	Mitsubishi UFJ Financial Group Inc. (JP)	289,678
10,848,321	Standard Chartered plc (UK)	421,940
43,179,000	Sumitomo Trust and Banking Co. Ltd. (JP)	321,942
17,731,127	United Overseas Bank Ltd. (SGP)	265,989

		3,436,313

COMMUNICATIONS EQUIPMENT—0.8%
73,219,984	Ericsson (LM) Tel Ab Series B (SW)	219,074

CONSTRUCTION MATERIALS—1.4%
3,431,034	Holcim Ltd.—Registered (SWS)	392,236

CONSUMER FINANCE—1.1%
1,447,250	ORIX Corp. (JP)	296,869

DIVERSIFIED FINANCIAL SERVICES—2.4%
7,097,158	ING Groep NV (NET)	320,784
14,477,905	Investor Ab Cl. B (SW)	359,782

		680,566

DIVERSIFIED TELECOMMUNICATION SERVICES—1.5%
12,324,000	Telefonica SA (SP)	408,064

ELECTRICAL EQUIPMENT—4.9%
31,765,918	ABB Ltd. (SWS)	960,296
2,994,117	Schneider Electric SA (FR)	414,177

		1,374,473

FOOD PRODUCTS—3.0%
26,360,645	Cadbury Schweppes plc (UK)	350,656
1,036,110	Nestle SA—Registered (SWS)	478,560

		829,216

HOTELS, RESTAURANTS & LEISURE—3.2%
4,523,690	Accor SA (FR)	433,394
132,000,000	Genting Berhad (MAL)	328,549
111,000,000	Resorts World Berhad (MAL)	128,601

		890,544

HOUSEHOLD DURABLES—1.0%
4,528,000	Matsushita Electric Industrial Co. Ltd. (JP)	86,466
3,847,500	Sony Corp. (JP)	190,014

		276,480

INDUSTRIAL CONGLOMERATES—0.6%
50,500,000	Sime Darby Berhad (MAL)	169,595

INSURANCE—4.3%
1,644,548	Allianz AG—Registered (GER)	370,318
9,916,702	AXA (FR)	445,423
29,879,000	China Life Insurance Co. Ltd. (CHN)	199,830

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—Continued
395,027	Munchener Ruckversicherungs-Gesellschaft AG (Munich Re)—Registered (GER)	$75,830
9,000,000	Ping An Insurance Company of China Ltd. (CHN)	125,864

		1,217,265

MACHINERY—2.1%
10,482,831	Atlas Copco Ab Series A (SW)	176,202
3,688,400	Fanuc Ltd. (JP)	404,321

		580,523

MARINE—1.3%
25,870	A.P. Moller Maersk A/S Series B (DEN)	358,218

MEDIA—0.9%
6,913,802	JCDecaux SA (FR)	255,645

METALS & MINING—6.9%
2,043,273	Anglo American plc (UK)	142,126
8,825,108	Anglo American plc ADR (UK)[1]	308,437
2,384,870	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	110,777
20,471,505	BHP Billiton (AUS)	786,208
9,749,000	Norsk Hydro ASA (NOR)	143,324
5,038,662	Rio Tinto plc—Registered (UK)	472,500

		1,963,372

OFFICE ELECTRONICS—1.1%
6,343,100	Canon Inc. (JP)	320,957

OIL, GAS & CONSUMABLE FUELS—8.1%
18,735,829	BG Group plc (UK)	347,377
28,615,469	BP plc (UK)	372,287
159,536,000	China Petroleum & Chemical Corp (Sinopec Corp.) (CHN)	254,019
8,238,607	Eni SpA (IT)	300,818
2,545,000	Neste Oil Corp. (FIN)	91,712
1,243,939	Royal Dutch Shell plc Cl. A (UK)	54,559
2,066,308	Royal Dutch Shell plc Cl. A (NET)	90,660
2,377,600	Royal Dutch Shell plc Cl. A ADR (NET)[1]	208,064
6,700,629	Statoil ASA (NOR)	228,267
4,196,604	TOTAL SA (FR) (FR)	338,651

		2,286,414

PAPER & FOREST PRODUCTS—1.2%
4,290,250	Aracruz Celulose SA ADR (BR)[1]	329,877

PERSONAL PRODUCTS—2.5%
2,321,769	L’Oreal SA (FR)	305,648
15,787,000	Shiseido Co. Ltd. (JP)	380,063

		685,711

PHARMACEUTICALS—3.9%
4,938,503	Novartis AG—Registered (SWS)	262,700
4,311,417	Novo Nordisk A/S Series B (DEN)	537,325
1,800,510	Roche Holding Ltd. (SWS)	307,533

		1,107,558

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
22,025,000	Cheung Kong Holdings Ltd. (HK)	432,889

TEXTILES, APPAREL & LUXURY GOODS—1.5%
5,736,872	Compagnie Financiere Richemont AG Cl. A (SWS)	410,260
10,835,055	Nova America SA (BR)	—	[a]

		410,260

THRIFTS & MORTGAGE FINANCE—0.5%
1,900,000	Housing Development Finance Corp. (IND)	134,726

TOBACCO—1.0%
7,130,384	British American Tobacco plc (UK)	271,650

COMMON STOCKS—Continued

Shares		Value (000s)

TRANSPORTATION INFRASTRUCTURE—0.5%
1,641,975	Fraport AG Frankfurt Airport Services Worldwide (GER)	$128,136

WIRELESS TELECOMMUNICATION SERVICES—1.4%
18,008,500	China Mobile (Hong Kong) Ltd. (HK)	375,144
45,069	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	4,673

		379,817

TOTAL COMMON STOCKS (Cost $13,681,833)		24,388,108

PREFERRED STOCKS—9.7%
COMMERCIAL BANKS—3.4%
17,389,536	Banco Bradesco SA (BR)	594,840
12,340,000	Banco Itau Holding Financeira SA ADR (BR)[1]	352,307

		947,147

METALS & MINING—2.6%
23,147,000	Companhia Vale do Rio Doce Cl. A (BR)	730,930

OIL, GAS & CONSUMABLE FUELS—3.2%
21,698,600	Petroleo Brasileiro SA—PETROBRAS (BR)	902,975

PAPER & FOREST PRODUCTS—0.5%
7,636,700	Companhia Suzano de Papel e Celulose (BR)	131,937

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[a]

TOTAL PREFERRED STOCKS (Cost $619,576)		2,712,989

SHORT-TERM INVESTMENTS—3.9%
Principal Amount (000s)
COMMERCIAL PAPER
	American Express Credit Corp.
$48,818	4.520%—11/13/2007	48,818
41,841	4.600%—11/08/2007	41,841
81,100	4.680%—11/01/2007-11/06/2007	81,100
40,949	4.700%—11/02/2007	40,949
45,901	4.720%—11/07/2007	45,901

		258,609

	Citigroup Funding Inc.
100,000	4.500%—11/02/2007	100,000
149,428	4.650%—11/02/2007-11/09/2007	149,428

		249,428

	General Electric Capital Corp.
48,819	4.610%—11/15/2007	48,819
49,427	4.660%—11/08/2007	49,427
41,842	4.670%—11/13/2007	41,842
77,734	4.720%—11/06/2007-11/07/2007	77,734
81,898	4.730%—11/02/2007-11/05/2007	81,898

		299,720

	Prudential Funding LLC
148,818	4.600%—11/02/2007-11/14/2007	148,818
41,842	4.650%—11/09/2007	41,842
86,849	4.700%—11/01/2007-11/05/2007	86,849

		277,509

		1,085,266

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued

Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$2,875	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.000% collateralized by a Federal Home Loan Bank Note (market value $2,936)	$2,875

TOTAL SHORT-TERM INVESTMENTS (Cost $1,088,141)		1,088,141

TOTAL INVESTMENTS—100.8% (Cost $15,389,550)		28,189,238

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.8)%		(214,774)

TOTAL NET ASSETS—100.0%		$27,974,464

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Fair valued by Harbor Funds’ Valuation Committee.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor International Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

James Gendelman

Portfolio Manager (since 2004)

Marsico has subadvised the
Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential.

TOP TEN HOLDINGS (% of net assets)

Tesco plc	4.1%
Continental AG	4.0
Holcim Ltd.— Registered	3.4
Nintendo Co. Ltd.	3.3
DaimlerChrysler AG—Registered	3.2
China Mobile (Hong Kong) Ltd.	3.0
Unibanco Holdings SA GDR	2.7
British Sky Broadcasting Group plc	2.6
Veolia Environnement SA	2.4
Electricite de France	2.2

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

REGION BREAKDOWN

TOP TEN COUNTRIES (% of net assets)

Switzerland	14.2%
France	11.9
United Kingdom	11.5
Japan	9.7
Brazil	9.0
Hong Kong	8.5
Germany	8.4
Canada	3.6
United States	3.5
Mexico	3.2

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

International equities posted very strong results during the fiscal year ended October 31, 2007, surpassing their U.S. equity counterparts by a wide margin. Part of the outperformance was attributable to a generally weakening U.S. dollar, which favored U.S.-based investors in international equities. Emerging markets rose even higher, benefiting from rising commodity and natural resource prices and robust economic growth in many international markets. Currency fluctuations were pronounced throughout the fiscal year. All returns cited are in U.S. dollar terms.

The MSCI EAFE Growth Index’s largest country-level constituents had mixed results for the fiscal year. The United Kingdom, France, Germany, and Australia performed well. Japan, however, had a modest return of approximately 3%. From an economic sector perspective, using the MSCI EAFE Growth Index as a reference point, performance strength was widespread. All 10 sectors in the index had gains, led by materials (up 51%), telecommunication services (up 48%), utilities (up 44%), and energy (up 44%). Healthcare was the “laggard” with a modest return of 3%.

Performance

The Harbor International Growth Fund outperformed its benchmark index. The Harbor International Growth Fund returned 39.05% (Institutional Class), 38.69% (Administrative Class), and 38.55% (Investor Class) for the 12 months ended October 31, 2007, while the MSCI EAFE Growth Index had a total return of 28.52%.

Stock selection was the largest contributing factor to the Fund’s outperformance relative to the index. The Fund benefited primarily from positions held in the financials, telecommunication services, energy, and information technology sectors.

Brazilian bank Unibanco-Uniao de Bancos Brasileiros S.A. and India-headquartered ICICI Bank Ltd. each gained approximately 100%. Telecommunication services companies China Mobile Ltd. (up 142%) and America Movil (up 53%) contributed materially to the Fund’s performance

Harbor International Growth Fund

MANAGER’S COMMENTARY—Continued

results. The Fund’s energy positions rose 82% in aggregate, surpassing the index sector return of 44%. CNOOC Ltd., Petroleo Brasileiro S/A, and Schlumberger Ltd. were the Fund’s leading energy positions. Information technology-related holdings posted a combined return of 50%, surpassing the index sector return of 27%. Research In Motion, perhaps best known for its Blackberry product, gained 146% and was among the Fund’s strongest performing individual positions.

The Fund benefited from maintaining an underweighting in Japan, which, as noted above, was the weakest performing country of the benchmark index. Several of the Fund’s Japan-based positions, however, negatively impacted performance. Chugai Pharmaceutical Co., Ltd., finance company Chuo Mitsui Trust Holdings, Inc., and banking company Mizuho Financial Group, Inc. were among the Fund’s weakest-performing individual positions. Chugai Pharmaceutical and Mizuho Financial Group were sold from the portfolio prior to October 31, 2007.

The Fund’s sector allocations had a modestly negative effect on performance. The Fund maintained an overweighted posture, on average, in the financials sector. This hurt performance results as compared to the benchmark, as financials were the weakest performing area of the MSCI EAFE Growth Index. The Fund’s modest cash position also detracted from results. A more fully invested posture would have helped performance, as equity returns were much better than returns on cash instruments.

Currency effects had a modestly negative impact on performance relative to the index. Currencies such as the euro and the yen appreciated during the fiscal period, while the U.S. dollar declined. The Fund generally had less exposure to companies whose securities were priced in euros and yen; therefore, a smaller portion of the Fund, compared with its benchmark, benefited from the euro’s and yen’s valuation increase. Additionally, the Fund’s dollar-related holdings in companies whose “home currency” is highly correlated with the dollar (e.g., Mexico-headquartered America Movil S.A.B. de C.V.) or which trade as a U.S. company (e.g., Las Vegas Sands Corp.) had an overall adverse impact on investment results based on home currency performance, irrespective of their performance as stock investments.

Outlook and Strategy

The Fund’s primary economic sector allocations included consumer discretionary, financials, materials, information technology, and industrials. In terms of country allocations, the Fund’s most significant weightings at the end of the fiscal year were Switzerland, the United Kingdom, France, China/Hong Kong, and Japan. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

The Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities or to address issues affecting particular holdings.

As always, we continue to focus on seeking to identify companies with attributes such as improving profitability, market share leadership, improving free cash flow generation, strong balance sheets, high quality management teams, and reasonable equity valuations in the context of projected earnings growth rates. We believe these types of companies continue to offer compelling long-term growth potential.

This report contains the current opinions of Marsico Capital Management, LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor International Growth Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 017

Cusip: 411511801

Ticker: HAIGX

Inception Date: 11-01-1993

ADMINISTRATIVE CLASS

Fund #: 217

Cusip: 411511637

Ticker: HRIGX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 417

Cusip: 411511629

Ticker: HIIGX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	66	709
Number of Countries	18	21
Total Net Assets (000s)	$1,006,037	N/A
Weighted Average Market Cap ($MM)	63,450.0	50,120.0
Adjusted Price/Earnings Ratio (P/E)	36.7x	24.9x
Price/Book Ratio (P/B)	4.0x	3.2x
Beta vs MSCI EAFE Growth Index	1.10	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	113%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1997 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor International Growth Fund
	Institutional Class	39.05%	21.07%	3.73%	$14,424
	Administrative Class	38.69	21.50	3.52	14,129
	Investor Class	38.55	21.36	3.36	13,918
	Comparative Index
	MSCI EAFE Growth	28.52%	21.01%	7.03%	$19,722

As stated in the Fund’s current prospectus, the expense ratio were 0.98% (Institutional Class); 1.23% (Administrative Class); and 1.37% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days. The performance of the Administrative and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor International Growth Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.88%

Total Net Assets (000s):

    $958,090

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.12%

Total Net Assets (000s):

    $257

INVESTOR CLASS

Net Expense Ratio: 1.25%

Total Net Assets (000s):

    $47,690

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,232.39	$4.93
Hypothetical (5% return)	1,000.00	1,020.67	4.47
Administrative Class
Actual	$1,000.00	$1,231.31	$6.33
Hypothetical (5% return)	1,000.00	1,019.39	5.72
Investor Class
Actual	$1,000.00	$1,230.06	$7.06
Hypothetical (5% return)	1,000.00	1,018.72	6.39
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.3%)

COMMON STOCKS—96.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—0.5%
82,401	MTU Aero Engines Holding AG—Registered (GER)	$5,025

AUTO COMPONENTS—4.0%
264,472	Continental AG (GER)	39,999

AUTOMOBILES—3.9%
295,454	DaimlerChrysler AG—Registered (GER)	32,324
127,600	Toyota Motor Corp. (JP)	7,304

		39,628

BEVERAGES—1.0%
146,768	Heineken NV (NET)	10,303

BIOTECHNOLOGY—2.1%
209,515	Actelion Ltd.—Registered (SWS)*	10,422
316,410	CSL Ltd. (AUS)	10,757

		21,179

BUILDING PRODUCTS—1.0%
190,677	Daikin Industries Ltd. (JP)	9,604

CAPITAL MARKETS—5.0%
223,070	Julius Baer Holding Ltd. (SWS)	19,374
127,379	Macquarie Group Ltd. (AUS)	10,173
1,303,832	Man Group plc (UK)	16,023
281,400	Nomura Holdings Inc. (JP)	5,014

		50,584

COMMON STOCKS—Continued

Shares		Value (000s)

CHEMICALS—4.1%
143,333	Johnson Matthey plc (UK)	$5,335
154,162	Lonza Group Ltd.—Registered (SWS)	17,985
146,834	Potash Corporation of Saskatchewan Inc. (CAN)	18,034

		41,354

COMMERCIAL BANKS—6.7%
122,890	Erste Bank der oesterreichischen Sparkassen AG (AUT)	10,005
286,886	ICICI Bank Ltd. ADR (IND)[1]	19,921
1,146,000	Mitsui Trust Holdings Inc. (JP)	9,170
172,272	Unibanco Holdings SA GDR (BR)[2]	27,226

		66,322

COMMUNICATIONS EQUIPMENT—1.8%
149,117	Research In Motion Ltd. (CAN)*	18,567

COMPUTERS & PERIPHERALS—0.5%
621,000	Fujitsu Ltd. (JP)	4,876

CONSTRUCTION MATERIALS—3.4%
297,071	Holcim Ltd.—Registered (SWS)	33,961

DIVERSIFIED FINANCIAL SERVICES—1.5%
812,400	Bovespa Holding SA (BR)	15,256

ELECTRIC UTILITIES—2.2%
185,675	Electricite de France (FR)	22,336

ELECTRICAL EQUIPMENT—3.2%
711,435	ABB Ltd. (SWS)	21,506
45,114	ALSTOM (FR)	10,700

		32,206

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.6%
849,000	Hon Hai Precision Industry Co. Ltd. (TWN)	6,509

ENERGY EQUIPMENT & SERVICES—2.4%
28,996	Cie Generale de Geophysique-Veritas (FR)	9,489
154,742	Schlumberger Ltd. (US)	14,943

		24,432

FOOD & STAPLES RETAILING—4.1%
4,018,062	Tesco plc (UK)	40,874

FOOD PRODUCTS—2.0%
44,467	Nestle SA—Registered (SWS)	20,538

HOTELS, RESTAURANTS & LEISURE—5.8%
207,935	Accor SA (FR)	19,922
149,475	Las Vegas Sands Corp. (US)*	19,892
417,864	Melco PBL Entertainment Ltd. ADR (HK)[1]	6,644
3,300,000	Shangri-La Asia Ltd. (HK)	10,510

		56,968

HOUSEHOLD DURABLES—0.9%
492,463	Gafisa SA (BR)	8,798

HOUSEHOLD PRODUCTS—1.1%
186,695	Reckitt Benckiser plc (UK)	10,845

INTERNET SOFTWARE & SERVICES—1.0%
525,261	Alibaba.com Corp. (HK)[3]*	915	[a]
24,865	Baidu.com Inc. Sponsored ADR (CHN)*	9,511

		10,426

IT SERVICES—0.7%
341,800	Redecard SA (BR)	7,110

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—0.7%
186,983	GEA Group AG (GER)	$7,019

MARINE—1.0%
45,397	Kuehne & Nagel International AG—Registered (SWS)	4,879
288,000	Mitsui OSK Lines Ltd. (JP)	4,760

		9,639

MEDIA—5.9%
1,874,139	British Sky Broadcasting Group plc (UK)	26,543
729,464	Grupo Televisa SA de CV ADR (MEX)[1]	18,127
408,271	JCDecaux SA (FR)	15,096

		59,766

METALS & MINING—2.6%
129,321	ArcelorMittal (LUX)*	10,358
168,808	Rio Tinto plc—Registered (UK)	15,830

		26,188

MULTI-UTILITIES—2.4%
265,362	Veolia Environnement SA (FR)	23,758

MULTILINE RETAIL—1.8%
92,425	PPR SA (FR)	18,381

OIL, GAS & CONSUMABLE FUELS—3.7%
6,883,300	CNOOC Ltd. (HK)	14,931
232,081	Petroleo Brasileiro SA—PETROBRAS ADR (BR)[1]	22,194

		37,125

PHARMACEUTICALS—1.4%
82,548	Roche Holding Ltd. (SWS)	14,099

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.2%
3,144,000	CapitaLand Ltd. (SGP)	17,702
908,900	JHSF Participacoes SA (BR)	4,306

		22,008

ROAD & RAIL—0.6%
374,944	All America Latina Logistica SA (BR)	5,958

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
23,570	Samsung Electronics Co. Ltd. (S. KOR)	14,533

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—3.2%
51,400	Nintendo Co. Ltd. (JP)	$32,643

SPECIALTY RETAIL—2.1%
659,000	Esprit Holdings Ltd. (HK)	11,023
94,800	Yamada Denki Co. Ltd. (JP)	9,774

		20,797

TRADING COMPANIES & DISTRIBUTORS—1.4%
1,677,000	Marubeni Corp. (JP)	14,399

TRANSPORTATION INFRASTRUCTURE—1.1%
1,594,000	China Merchants Holdings Co. Ltd. (HK)	11,233

WIRELESS TELECOMMUNICATION SERVICES—5.7%
210,108	America Movil SAB de C.V. Series L ADR (MEX)[1]	13,739
1,454,500	China Mobile (Hong Kong) Ltd. (HK)	30,299
643,029	MTN Group Ltd. (S. AFR)	12,533

		56,571

TOTAL COMMON STOCKS (Cost $744,148)		971,817

SHORT-TERM INVESTMENTS—2.5%
(Cost $25,028)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$25,028	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.000% collateralized by a Federal Home Loan Bank Note (market value $25,534)	25,028
TOTAL INVESTMENTS—99.2% (Cost $769,176)		996,845
CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		9,192

TOTAL NET ASSETS—100.0%		$1,006,037

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the Fund’s investment adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Fund’s Board of Trustees. At October 31, 2007, these securities were valued at $915 or 0.09% of net assets.

a	Fair valued by Harbor Funds’ Valuation Committee.

The accompanying notes are an integral part of the financial statements.

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

A. Rama Krishna, CFA

Portfolio Manager (since 2006)

John Goetz

Portfolio Manager (since 2006)

Michael Peterson

Portfolio Manager (since 2006)

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis.

TOP TEN HOLDINGS (% of net assets)

Mitsubishi UFJ Financial Group Inc.	3.9%
Federal Home Loan Mortgage Corp.	3.4
Wal-Mart Stores Inc.	3.4
Capital One Financial Corp.	2.9
Pfizer Inc.	2.9
Royal Bank of Scotland Group plc	2.9
Citigroup Inc.	2.8
Credit Agricole SA	2.7
Koninklijke Philips Electronics NV	2.7
Amcor Ltd.	2.6

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

REGION BREAKDOWN

TOP TEN COUNTRIES (% of net assets)

United States	34.0%
United Kingdom	13.6
Japan	13.1
France	9.1
Netherlands	8.7
South Korea	3.2
Australia	2.6
Hong Kong	2.1
Switzerland	2.0
Bermuda	1.8

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Market Review

Volatility and momentum characterized global markets in the 12 months ended October 31, 2007. In the first half of the fiscal year, the markets were in bull mode, driven by a relentless rise in merger activity as well as continued corporate earnings growth at a steady, if somewhat slower, rate. Despite some setbacks (e.g., concerns over credit, rising interest rates, ripple effects from China’s stock market), the markets remained positively focused, with energy leading the pack as commodity prices stayed high.

But the rosy glow began to fade in the summer. In July, fears of a subprime mortgage and leveraged loan meltdown made every financial stock suspect on a global basis. Soon, investors grew concerned over the financial health of the U.S. consumer and the U.S. economy itself. Yet investors continued to chase the momentum sectors of the market, particularly commodities, as crude oil, this cycle’s proxy for global growth, relentlessly marched forward, setting record highs. It is as if the global markets have developed a split personality: one that worries about a coming global financial crisis and potential weakening of the U.S. consumer, and another chasing momentum and growth stories in emerging markets.

Performance

Against this backdrop, the Harbor Global Value Fund returned 2.89% (Institutional Class), 2.56% (Administrative Class), and 2.52% (Investor Class) for the fiscal year. Its benchmark, the MSCI World Index, returned 20.39%. This relative underperformance was driven by our overweight position in the financials sector (one of the weakest performers for the index) and stock selection in information technology, along with our lack of exposure to the energy and telecommunication services sectors and underweight in materials (the top three performing sectors of the index).

Our mission is to buy solid businesses when the current price is low compared to our estimate of the business’s normal earnings, which we derive from the history of the company and its industry. We rely on a quantitative model to screen for the cheapest stocks in the investment universe based

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

on the ratio of their price to normal earnings. Our 21 analysts build a detailed financial model of each company that we may choose to own, digging into its management, industry, and competitors. We hold extensive meetings with management before we decide whether to buy a stock. Our emphasis on buying solid businesses at low prices during periods of stress has historically had periods of short-term under-performance; however, we firmly believe it is a winning strategy that produces outperformance over the long run.

An important element of our investment approach is downside protection. We tend to avoid companies with lots of financial leverage. We also look for downside protection in the form of net asset values at about 20% or 30% below the price of the stock. These asset values could be in the form of real estate if it’s a retail stock, brand names if it is a consumer goods company, or patents in the case of a pharmaceutical company, where it is possible to estimate a present value of what those brand names or patents are worth over the long term.

Companies that had significantly positive impacts on the Fund’s performance include Public Power Corp., Compass Group, and Rentokil Initial. Public Power, Greece’s principal utility, rose on the twin positive developments of an approved 3% tariff increase and a more favorable political environment. Compass Group, a U.K.-based food service company, was up on continued strong organic growth in its key businesses, improved operating margins, and stock repurchases. Rentokil, a U.K. pest control and maintenance outsourcer, rose on continued focus on core business drivers such as customer service and the disposal of non-core business such as its electronic security group.

Companies with the biggest negative impact on performance were Johnson Electric Holdings, Freddie Mac, and Alcatel-Lucent. Johnson Electric, a Hong Kong-based company that makes tiny motors for cars, appliances, and tools, continued to contend with increased input prices due to rising commodity prices, as well as sluggish organic growth. Freddie Mac was off amid general worries about mortgage debt and its implications for financial institutions. Alcatel-Lucent had a series of disappointing quarters driven by extremely competitive pricing pressure in the telecom equipment industry, lower capital spending, and a delay in the realization of significant merger synergies.

During the period, the Fund liquidated positions in Ahold, Deutsche Post, Oracle, and Zurich Financial on appreciation and exited TUI AG and Takefuji based on revised levels of normal earnings and more attractive alternatives.

Outlook and Strategy

We believe that fear is driving valuations for the financial sector at the expense of factual analysis. Financial stocks in general have been subject recently to a massive de-rating based on extreme market fear. While there are real near-term issues present, our analysis suggests solid long-term fundamentals and deep value inherent in current prices. We see investors’ response to bad news as further enhancing the most compelling investment opportunity in the market today. Classic value investing works in the long run precisely because most investors allow emotion to dominate reason—and patience is generally rewarded with outperformance when the market catches up to reality. In addition, the financial sector is broadly diversified by domicile and business type, and our holdings reflect that diversity.

We maintain our view that commodity-based companies such as those in energy and basic materials are earning far above their normal levels. As a result, we remain very underweight in these sectors.

Finally, we believe that our current portfolio holdings are well-positioned, with meaningful valuation support—not only in the financial sector, but across a broad range of sectors and industries.

This report contains the current opinions of Pzena Investment Management, LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Global Value Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 027

Cusip: 411511447

Ticker: HAGVX

Inception Date: 08-07-2006

ADMINISTRATIVE CLASS

Fund #: 227

Cusip: 411511454

Ticker: HRGVX

Inception Date: 08-07-2006

INVESTOR CLASS

Fund #: 427

Cusip: 411511462

Ticker: HIGVX

Inception Date: 08-07-2006

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	54	1,854
Number of Countries	15	23
Total Net Assets (000s)	$112,732	N/A
Weighted Average Market Cap ($MM)	$71,800.0	$84,070.0
Adjusted Price/Earnings Ratio (P/E)	15.2x	22.5x
Price/Book Ratio (P/B)	1.8x	2.7x
Beta vs MSCI World Index	0.88	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	38%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 08-07-2006 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Year	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Global Value Fund
	Institutional Class	2.89%	—%	9.15%	$11,143
	Administrative Class	2.56	—	8.89	11,107
	Investor Class	2.52	—	8.77	11,092
	Comparative Index
	MSCI World	20.39%	18.31%	22.65%	$12,870

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 3.41% (Gross) (Institutional Class); 1.25% (Net) and 3.66% (Gross) (Administrative Class); and 1.38% (Net) and 3.79% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2008. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days.

Harbor Global Value Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 1.00%

Total Net Assets (000s):

    $109,071

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.25%

Total Net Assets (000s):

    $1,553

INVESTOR CLASS

Net Expense Ratio: 1.38%

Total Net Assets (000s):

    $2,108

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$965.16	$4.93
Hypothetical (5% return)	1,000.00	1,020.06	5.07
Administrative Class
Actual	$1,000.00	$964.22	$6.19
Hypothetical (5% return)	1,000.00	1,018.75	6.35
Investor Class
Actual	$1,000.00	$964.19	$6.83
Hypothetical (5% return)	1,000.00	1,018.08	7.01
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 1.3%)

COMMON STOCKS—98.7%
Shares		Value (000s)

AEROSPACE & DEFENSE—3.3%
65,375	Finmeccanica SpA (IT)	$1,945
26,975	Thales Group (FR)	1,686

		3,631

AUTO COMPONENTS—3.1%
12,150	Magna International Inc. Cl. A (CAN)	1,151
188,300	Sumitomo Rubber Industries Inc. (JP)	2,306

		3,457

AUTOMOBILES—0.7%
10,600	Hyundai Motor Co. (S. KOR)	842

BIOTECHNOLOGY—1.9%
39,075	Amgen Inc. (US)*	2,271

CAPITAL MARKETS—1.5%
28,975	Lehman Brothers Holdings Inc. (US)	1,835

CHEMICALS—2.0%
187,975	Clariant Ltd.—Registered (SWS)	2,407

COMMERCIAL BANKS—18.2%
79,891	Credit Agricole SA (FR)	3,165
108,400	DnB NOR ASA (NOR)	1,796
151,885	HSBC Holdings plc (UK)	3,011
21,591	Kookmin Bank (S. KOR)	1,766
469,000	Mitsubishi UFJ Financial Group Inc. (JP)	4,693
98,675	Popular Inc. (US)	1,041
319,905	Royal Bank of Scotland Group plc (UK)	3,455
285	Sumitomo Mitsui Financial Group Inc. (JP)	2,335

		21,262

COMMERCIAL SERVICES & SUPPLIES—2.3%
760,300	Rentokil Initial plc (UK)	2,729

COMMUNICATIONS EQUIPMENT—2.8%
304,575	Alcatel-Lucent (FR)	2,961
16,338	Alcatel-Lucent ADR (FR)[1]	158

		3,119

COMMON STOCKS—Continued
Shares		Value (000s)

CONSUMER FINANCE—3.1%
52,475	Capital One Financial Corp. (US)	$3,442

CONTAINERS & PACKAGING—2.8%
474,500	Amcor Ltd. (AUS)	3,116

DIVERSIFIED FINANCIAL SERVICES—6.1%
28,900	Bank of America Corp. (US)	1,395
79,515	Citigroup Inc. (US)	3,332
51,205	ING Groep NV (NET)	2,314

		7,041

ELECTRIC UTILITIES—1.5%
25,900	Korea Electric Power Corp. (S. KOR)	1,145
16,075	Public Power Corporation SA (GRC)	653

		1,798

ELECTRICAL EQUIPMENT—2.1%
4,431,500	Johnson Electric Holdings Ltd. (HK)	2,487

FOOD & STAPLES RETAILING—3.6%
90,400	Wal-Mart Stores Inc. (US)	4,087

FOOD PRODUCTS—2.7%
25,125	Kerry Group plc (IE)	753
75,475	Unilever NV (NET)	2,457

		3,210

HOTELS, RESTAURANTS & LEISURE—1.7%
272,825	Compass Group plc (UK)	1,968

HOUSEHOLD DURABLES—4.8%
78,575	Koninklijke Philips Electronics NV (NET)	3,251
28,275	Whirlpool Corp. (US)	2,239

		5,490

INSURANCE—6.2%
111,831	AEGON NV (NET)	2,318
112,050	Aviva plc (UK)	1,766
36,250	RenaissanceRe Holdings Ltd. (BM)	2,115
14,550	Torchmark Corp. (US)	948

		7,147

MEDIA—3.0%
39,300	British Sky Broadcasting Group plc (UK)	557
62,350	Vivendi SA (FR)	2,817

		3,374

OFFICE ELECTRONICS—4.3%
192,900	Brother Industries Ltd. (JP)	2,583
113,000	Ricoh Co. Ltd. (JP)	2,233

		4,816

PHARMACEUTICALS—8.4%
37,550	Bristol-Myers Squibb Co. (US)	1,126
105,575	GlaxoSmithKline plc (UK)	2,712
36,075	Johnson & Johnson (US)	2,351
137,900	Pfizer Inc. (US)	3,394

		9,583

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.0%
74	Samsung Electronics Co. Ltd. (S. KOR)	46

SOFTWARE—2.7%
79,675	Microsoft Corp. (US)	2,933

SPECIALTY RETAIL—3.3%
67,000	Home Depot Inc. (US)	2,111
5,250	TJX Cos. Inc. (US)	152
20,760	USS Co. Ltd. (JP)	1,360

		3,623

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

THRIFTS & MORTGAGE FINANCE—6.6%
62,550	Countrywide Financial Corp. (US)	$971
76,270	Federal Home Loan Mortgage Corp. (US)	3,983
47,335	Federal National Mortgage Association (US)	2,700

		7,654

TOTAL COMMON STOCKS (Cost $115,534)		113,368

SHORT-TERM INVESTMENTS—1.5%
(Cost $1,639)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$1,639	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.000% collateralized by a Federal Home Loan Bank Note (market value $1,675)	$1,639

TOTAL INVESTMENTS—100.2% (Cost $117,173)		115,007

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(2,275)

TOTAL NET ASSETS—100.0%		$112,732

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2007

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund
ASSETS
Investments, at identified cost*	$15,389,550	$769,176	$117,173
Investments, at value	$28,186,363	$971,817	$113,368
Repurchase agreements	2,875	25,028	1,639
Cash	1	1	—
Foreign currency, at value (cost: $42,780; $16,512; $0)	43,002	16,679	—
Receivables for:
Investments sold	—	13,453	4,930
Foreign currency spot contracts	—	40	—
Capital shares sold	37,948	1,552	7
Dividends	33,639	1,391	249
Interest	825	3	—
Withholding tax receivable	15,949	724	7
Prepaid registration fees	16	21	5
Prepaid fund insurance	137	6	1
Total Assets	28,320,755	1,030,715	120,206
LIABILITIES
Payables for:
Investments purchased	311,785	22,660	—
Foreign currency spot contracts	393	—	8
Capital shares reacquired	11,866	1,289	7,269
Dividends to shareholders	—	—	—
Due to custodian	—	—	43
Accrued expenses:
Management fees	15,708	604	87
12b-1 fees	558	9	1
Trustee’s fees and expenses	90	4	1
Transfer agent fees	1,379	45	5
Other	4,512	67	60
Total Liabilities	346,291	24,678	7,474
NET ASSETS	$27,974,464	$1,006,037	$112,732
Net Assets Consist of:
Paid-in capital	$14,125,611	$1,167,831	$113,592
Undistributed/(overdistributed) net investment income	(36,004)	9,447	1,112
Accumulated net realized gain/(loss)	1,083,224	(398,860)	193
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	12,801,633	227,619	(2,165)
	$27,974,464	$1,006,037	$112,732
NET ASSETS VALUE PER SHARE BY CLASS:[1]
Institutional Class
Net assets	$25,126,599	$958,090	$109,071
Shares of beneficial interest[2]	316,198	54,744	9,843
Net asset value per share	$79.46	$17.50	$11.08
Administrative Class
Net assets	$392,772	$257	$1,553
Shares of beneficial interest[2]	4,972	15	141
Net asset value per share	$78.99	$17.46	$11.05
Investor Class
Net assets	$2,455,093	$47,690	$2,108
Shares of beneficial interest[2]	31,222	2,736	191
Net asset value per share	$78.63	$17.43	$11.04

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2007

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund
Investment Income:
Dividends	$550,732	$15,831	$2,197
Interest	25,571	1,935	188
Foreign taxes withheld	(53,745)	(1,253)	(89)
Total Investment Income	522,558	16,513	2,296
Operating Expenses:
Management fees	151,020	5,468	724
12b-1 fees:
Administrative Class	662	1	4
Investor Class	3,740	81	6
Shareholder communications	1,012	303	2
Custodian fees	10,465	162	78
Transfer agent fees:
Institutional Class	11,781	418	49
Administrative Class	159	—	1
Investor Class	2,844	61	4
Professional fees	491	16	1
Trustee’s fees and expenses	228	8	1
Registration fees	620	92	33
Miscellaneous	214	13	5
Total operating expenses	183,236	6,623	908
Transfer fees waived	(2,934)	(100)	(12)
Other expenses waived	—	—	(35)
Other expense reimbursements and reductions	(134)	(6)	(2)
Net operating expenses	180,168	6,517	859
Net Investment Income	342,390	9,996	1,437
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	1,125,713	75,598	248
Foreign currency transactions	(3,387)	(421)	(111)
Change in net unrealized appreciation/(depreciation) of:
Investments	5,822,280	175,655	(2,724)
Translations of assets and liabilities in foreign currencies	1,579	(234)	1
Net gain/(loss) on investment transactions	6,946,185	250,598	(2,586)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,288,575	$260,594	$(1,149)

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund		Harbor Global Value Fund
	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	August 7, 2006[a] through October 31, 2006
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$342,390	$221,113	$9,996	$2,097	$1,437	$36
Net realized gain on investments	1,122,326	554,809	75,177	31,004	137	61
Net unrealized appreciation/(depreciation) of investments	5,823,859	2,921,859	175,421	32,269	(2,723)	558
Net increase/(decrease) in assets resulting from operations	7,288,575	3,697,781	260,594	65,370	(1,149)	655
Distributions to Shareholders:
Net investment income:
Institutional Class	(388,555)	(226,178)	(1,560)	(547)	(82)	—
Administrative Class	(4,210)	(1,761)	—	—	(5)	—
Investor Class	(20,570)	(7,516)	—	(9)	(5)	—
Net realized gain on investments:
Institutional Class	(501,265)	(268,048)	—	—	(51)	—
Administrative Class	(5,871)	(2,262)	—	—	(3)	—
Investor Class	(30,113)	(10,543)	—	—	(4)	—
Total distributions to shareholders	(950,584)	(516,308)	(1,560)	(556)	(150)	—
Net Increase Derived from Capital Share Transactions	4,819,881	2,903,116	202,679	319,256	98,138	15,238
Net increase in net assets	11,157,872	6,084,589	461,713	384,070	96,839	15,893
Net Assets:
Beginning of period	16,816,592	10,732,003	544,324	160,254	15,893	—
End of period*	$27,974,464	$16,816,592	$1,006,037	$544,324	$112,732	$15,893
* Includes undistributed/(over-distributed) net investment income of :	$(36,004)	$39,030	$9,447	$1,474	$1,112	$38

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund		Harbor Global Value Fund
	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	August 7, 2006[a] through October 31, 2006
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$5,436,828	$3,892,534	$314,301	$344,653	$115,766	$12,541
Net proceeds from redemption fees	817	401	54	23	3	1
Reinvested in payment of distributions	744,424	418,976	1,537	538	133	—
Cost of shares reacquired	(2,616,163)	(1,827,882)	(125,730)	(40,280)	(18,498)	(5)
Net increase in net assets	$3,565,906	$2,484,029	$190,162	$304,934	$97,404	$12,537
Administrative Class:
Net proceeds from sale of shares	$197,601	$101,570	$85	$80	$424	$1,034
Net proceeds from redemption fees	—	4	—	—	—	—
Reinvested in payment of distributions	10,075	4,022	—	—	8	—
Cost of shares reacquired	(65,054)	(45,249)	(18)	(12)	(19)	—
Net increase in net assets	$142,622	$60,347	$67	$68	$413	$1,034
Investor Class:
Net proceeds from sale of shares	$1,445,296	$484,168	$22,717	$20,277	$1,176	$1,793
Net proceeds from redemption fees	—	19	—	1	—	—
Reinvested in payment of distributions	47,910	16,906	—	9	9	—
Cost of shares reacquired	(381,853)	(142,353)	(10,267)	(6,033)	(864)	(126)
Net increase in net assets	$1,111,353	$358,740	$12,450	$14,254	$321	$1,667
SHARES
Institutional Class:
Shares sold	80,973	71,082	22,118	28,906	10,312	1,201
Shares issued in reinvestment of distributions	12,196	8,598	116	50	12	—
Shares reacquired	(39,126)	(33,629)	(8,734)	(3,440)	(1,682)	—
Net increase in shares outstanding	54,043	46,051	13,500	25,516	8,642	1,201
Beginning of period	262,155	216,104	41,244	15,728	1,201	—
End of period	316,198	262,155	54,744	41,244	9,843	1,201
Administrative Class:
Shares sold	2,955	1,855	6	7	39	103
Shares issued in reinvestment of distributions	166	83	—	—	1	—
Shares reacquired	(983)	(842)	(1)	(1)	(2)	—
Net increase in shares outstanding	2,138	1,096	5	6	38	103
Beginning of period	2,834	1,738	10	4	103	—
End of period	4,972	2,834	15	10	141	103
Investor Class:
Shares sold	21,391	8,866	1,567	1,715	106	175
Shares issued in reinvestment distributions	791	349	—	1	1	—
Shares reacquired	(5,719)	(2,618)	(717)	(525)	(79)	(12)
Net increase in shares outstanding	16,463	6,597	850	1,191	28	163
Beginning of period	14,759	8,162	1,886	695	163	—
End of period	31,222	14,759	2,736	1,886	191	163

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds Financial Highlights

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31	2007		2006		2005		2004		2003
Net asset value beginning of period	$60.14		$47.50		$39.37		$34.55		$26.69
Income from Investment Operations:
Net investment income/(loss)	1.22	[a]	0.86	[a]	0.63	[a]	0.39	[a]	0.47	[a]
Net realized and unrealized gain on investments	21.44		14.03		8.21		5.50		8.27
Total from investment operations	22.66		14.89		8.84		5.89		8.74
Less Distributions:
Dividends from net investment income	(1.46)		(1.03)		(0.56)		(0.51)		(0.34)
Distributions from net realized capital gains[1]	(1.88)		(1.22)		(0.15)		(0.56)		(0.54)
Total distributions	(3.34)		(2.25)		(0.71)		(1.07)		(0.88)
Proceeds from redemption fees	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]
Net asset value end of period	79.46		60.14		47.50		39.37		34.55
Net assets end of period (000s)	$25,126,599		$15,767,303		$10,265,053		$7,567,123		$5,449,385
Ratios and Supplemental Data (%):
Total return	39.37%[b]		32.46%[b]		22.63%[b]		17.26%[b]		33.69%[b]
Ratio of operating expenses to average net assets[2]	0.81	[a]	0.85	[a]	0.87	[a]	0.86	[a]	0.89	[a]
Ratio of operating expenses not imposed to average net assets	0.01		—		—		0.01		0.01
Ratio of operating expenses net of all offsets to average net assets	0.81	[a]	0.85	[a]	0.87	[a]	0.86	[a]	0.89	[a]
Ratio of net investment income to average net assets	1.63	[a]	1.60	[a]	1.42	[a]	1.25	[a]	1.83	[a]
Portfolio turnover	13		12		13		12		21

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31	2007		2006		2005		2004[c]		2003
Net asset value beginning of period	$12.62		$9.76		$8.42		$7.92		$6.74
Income from Investment Operations:
Net investment income	0.18	[a]	0.03	[a]	0.08	[a]	0.04	[a]	0.07	[a]
Net realized and unrealized gain on investments	4.74		2.86		1.33		0.54		1.14
Total from investment operations	4.92		2.89		1.41		0.58		1.21
Less Distributions:
Dividends from net investment income	(0.04)		(0.03)		(0.07)		(0.08)		(0.03)
Distributions from net realized capital gains[1]	—		—		—		—		—
Total distributions	(0.04)		(0.03)		(0.07)		(0.08)		(0.03)
Proceeds from redemption fees	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]
Net asset value end of period	17.50		12.62		9.76		8.42		7.92
Net assets end of period (000s)	$958,090		$520,470		$153,439		$139,148		$231,523
Ratios and Supplemental Data (%):
Total return	39.05%[b]		29.71%[b]		16.82%[b]		7.32%[b]		18.07%[b]
Ratio of operating expenses to average net assets[2]	0.88	[a]	0.98	[a]	1.00	[a]	0.93	[a]	0.98	[a]
Ratio of operating expenses not imposed to average net assets	0.01		—		—		0.05		0.01
Ratio of operating expenses net of all offsets to average net assets	0.88	[a]	0.98	[a]	1.00	[a]	0.93	[a]	0.98	[a]
Ratio of net investment income to average net assets	1.38	[a]	0.79	[a]	0.87	[a]	0.48	[a]	0.91	[a]
Portfolio turnover	113		100		183		216		234

See page 98 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class										Investor Class
2007		2006		2005		2004		2003		2007		2006		2005		2004		2003
$59.85		$47.31		$39.25		$34.49		$26.69		$59.60		$47.13		$39.12		$34.43		$26.69

1.24	[a]	0.79	[a]	0.58	[a]	0.37	[a]	0.61	[a]	1.23	[a]	0.83	[a]	0.51	[a]	0.34	[a]	0.47	[a]
21.13		13.92		8.13		5.41		8.06		20.97		13.74		8.08		5.36		8.14
22.37		14.71		8.71		5.78		8.67		22.20		14.57		8.59		5.70		8.61

(1.35)		(0.95)		(0.50)		(0.46)		(0.33)		(1.29)		(0.88)		(0.43)		(0.45)		(0.33)
(1.88)		(1.22)		(0.15)		(0.56)		(0.54)		(1.88)		(1.22)		(0.15)		(0.56)		(0.54)
(3.23)		(2.17)		(0.65)		(1.02)		(0.87)		(3.17)		(2.10)		(0.58)		(1.01)		(0.87)
—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]
78.99		59.85		47.31		39.25		34.49		78.63		59.60		47.13		39.12		34.43
$392,772		$169,594		$82,247		$27,727		$5,808		$2,455,093		$879,695		$384,703		$185,474		$59,472

39.00%[b]		32.16%[b]		22.35%[b]		16.96%[b]		33.42%[b]		38.84%[b]		31.94%[b]		22.10%[b]		16.76%[b]		33.20%[b]
1.06	[a]	1.10	[a]	1.12	[a]	1.11	[a]	1.14	[a]	1.19	[a]	1.24	[a]	1.30	[a]	1.29	[a]	1.31	[a]
0.01		—		—		0.01		0.01		0.01		—		—		0.01		0.01
1.06	[a]	1.10	[a]	1.12	[a]	1.11	[a]	1.14	[a]	1.19	[a]	1.24	[a]	1.30	[a]	1.29	[a]	1.31	[a]
1.40	[a]	1.35	[a]	1.27	[a]	1.11	[a]	1.90	[a]	1.25	[a]	1.23	[a]	1.02	[a]	0.92	[a]	1.46	[a]
13		12		13		12		21		13		12		13		12		21

Administrative Class										Investor Class
2007		2006		2005		2004[c]		2003		2007		2006		2005		2004[c]		2003
$12.60		$9.75		$8.42		$7.92		$6.74		$12.58		$9.74		$8.41		$7.92		$6.74

0.14	[a]	0.08	[a]	0.07	[a]	0.01	[a]	0.03	[a]	0.11	[a]	0.04	[a]	0.05	[a]	0.04	[a]	0.04	[a]
4.73		2.78		1.31		0.57		1.18		4.74		2.81		1.32		0.52		1.17
4.87		2.86		1.38		0.58		1.21		4.85		2.85		1.37		0.56		1.21

(0.01)		(0.01)		(0.05)		(0.08)		(0.03)		—		(0.01)		(0.04)		(0.07)		(0.03)
—		—		—		—		—		—		—		—		—		—
(0.01)		(0.01)		(0.05)		(0.08)		(0.03)		—		(0.01)		(0.04)		(0.07)		(0.03)
—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]
17.46		12.60		9.75		8.42		7.92		17.43		12.58		9.74		8.41		7.92
$257		$128		$43		$29		$—		$47,690		$23,726		$6,772		$3,128		$383

38.69%[b]		29.40%[b]		16.46%[b]		7.31%[b]		18.07%[b]		38.55%[b]		29.29%[b]		16.31%[b]		7.04%[b]		18.02%[b]
1.13	[a]	1.23	[a]	1.24	[a]	1.19	[a]	—	[d]	1.25	[a]	1.37	[a]	1.39	[a]	1.39	[a]	1.40	[a]
0.01		—		—		0.05		—	[d]	0.01		—		0.02		0.04		0.01
1.12	[a]	1.23	[a]	1.24	[a]	1.19	[a]	—	[d]	1.25	[a]	1.37	[a]	1.39	[a]	1.39	[a]	1.40	[a]
1.19	[a]	0.67	[a]	0.57	[a]	0.37	[a]	—	[d]	1.03	[a]	0.56	[a]	0.35	[a]	0.32	[a]	0.49	[a]
113		100		183		216		234		113		100		183		216		234

Harbor International Equity Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
Year Ended October 31	2007		2006[f]
Net asset value beginning of period	$10.83		$10.00
Net investment income	0.18	[a]	0.03	[a]
Net realized and unrealized gain on investments	0.13		0.80
Total from investment operations	0.31		0.83
Dividends from net investment income	(0.04)		—
Distributions from net realized capital gains[1]	(0.02)		—
Total distributions	(0.06)		—
Proceeds from redemption fees	—	[e]	—	[e]
Net asset value end of period	$11.08		$10.83
Net assets end of period (000s)	109,071		13,011
Ratios and Supplemental Data (%):
Total return	2.89%[b]		8.30%[b,l]
Ratio of operating expenses to average net assets[2]	1.00	[a]	1.00	[a,g]
Ratio of operating expenses not imposed to average net assets	0.05		2.41
Ratio of operating expenses net of all offsets to average net assets	1.00	[a]	1.00	[a,g]
Ratio of net investment income to average net assets	1.71	[a]	1.53	[a,g]
Portfolio turnover	38		5	[h]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

d	Assets in this class were too small to incur any income or expense.

e	Less than $0.01.

f	For the period August 7, 2006 (inception) through October 31, 2006.

g	Annualized.

h	Unannualized.

The accompanying notes are an integral part of the financial statements.

Administrative Class				Investor Class
2007		2006[f]		2007		2006[f]
$10.83		$10.00		$10.82		$10.00
0.18	[a]	0.06	[a]	0.18	[a]	0.04	[a]
0.09		0.77		0.09		0.78
0.27		0.83		0.27		0.82
(0.03)		—		(0.03)		—
(0.02)		—		(0.02)		—
(0.05)		—		(0.05)		—
—	[e]	—	[e]	—	[e]	—	[e]
$11.05		$10.83		$11.04		$10.82
1,553		1,118		2,108		1,764

2.56%[b]		8.30%[b,l]		2.52%[b]		8.20%[b,l]
1.25	[a]	1.25	[a,g]	1.38	[a]	1.38	[a,g]
0.11		2.41		0.10		2.41
1.25	[a]	1.25	[a,g]	1.38	[a]	1.38	[a,g]
1.34	[a]	1.81	[a,g]	1.24	[a]	1.48	[a,g]
38		5	[h]	38		5	[h]

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2007

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The portfolios covered by this report include eight domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund and Harbor Small Cap Value Fund; and three international equity series: Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund; (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class (formerly known as the Retirement Class), and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have proportionately equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than 60 days are stated at amortized cost which approximates value.

When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

For the Funds which may invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international and global Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund is not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

There were no futures contracts held as of October 31, 2007.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund is not authorized to engage in options transactions on currencies. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. There were no outstanding options as of October 31, 2007.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

TBA/When-Issued Purchase Commitments

Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

There were no TBA/When-issued purchase commitments outstanding as of October 31, 2007.

TBA Sale Commitments

Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

There were no TBA sale commitments outstanding as of October 31, 2007.

Short Sales

Each Fund, except Harbor International Fund and Harbor International Growth Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Expenses and Class Allocations

Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

New Accounting Policies

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”), was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Funds’ financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Fund’s financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not been determined.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2007 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$6,079,018	$—	$19,941,235
Harbor Mid Cap Growth Fund	—	452,707	—	254,522
Harbor Small Cap Growth Fund	—	354,137	—	496,742
Harbor Small Company Growth Fund	—	20,424	—	13,329
Harbor Large Cap Value Fund	8,989	753,474	4,643	1,362,553
Harbor Mid Cap Value Fund	—	64,491	—	14,905
Harbor SMID Value Fund	—	3,911	—	685
Harbor Small Cap Value Fund	—	268,736	—	810,055
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	—	6,561,777	—	2,865,880
Harbor International Growth Fund	—	989,246	—	796,588
Harbor Global Value Fund	8,281	132,960	1,844	30,208

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Securities Lending

Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the respective Fund the next business day. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at October 31, 2007, by Fund, are as follows:

Fund	Collateral for Securities on Loan	Market Value of Securities on Loan
Harbor Capital Appreciation Fund	$272,625	$263,083
Harbor Mid Cap Growth Fund	121,394	121,523
Harbor Mid Cap Value Fund	23,503	23,122
Harbor Small Cap Value Fund	476,221	470,162

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and also is responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2007. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%		0.60%
Harbor Mid Cap Growth Fund	0.75		0.75
Harbor Small Cap Growth Fund	0.75		0.75
Harbor Small Company Growth Fund	0.75		0.75
Harbor Large Cap Value Fund	0.60		0.60
Harbor Mid Cap Value Fund	0.75		0.75
Harbor SMID Value Fund	0.75		0.75
Harbor Small Cap Value Fund	0.75		0.75
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.71%
Harbor International Growth Fund	0.75		0.75
Harbor Global Value Fund	0.85		0.85

a	The contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Company Growth Fund limiting the total expenses to 0.87%, 1.12%, and 1.25% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor Small Company Growth Fund’s contractual expense limitation is effective through February 28, 2008. Harbor Capital has entered into a contractual expense limitation agreement with Harbor SMID Value Fund limiting the total expenses to 0.95%, 1.20%, and 1.33% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor SMID Value Fund’s contractual expense limitation is effective through April 30, 2008. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Global Value Fund limiting the total expenses to 1.00%, 1.25%, and 1.38% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor Global Value Fund’s contractual expense limitation is effective through February 28, 2008.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Trust’s current distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays Harbor Funds Distributors, Inc. compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors, Inc. for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors, Inc. on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors, Inc. for the actual expenses Harbor Funds Distributors, Inc. may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors, Inc.’s actual expenses exceed the fee payable to Harbor Funds Distributors, Inc. at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors, Inc.’s expenses are less than the fee it receives, Harbor Funds Distributors, Inc. will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Shareholders

On October 31, 2007, Harbor Capital, Harbor Funds Distributors, Inc., and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc.
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	12,284
Harbor Mid Cap Growth Fund	26,200
Harbor Small Cap Growth Fund	6,793
Harbor Small Company Growth Fund	306,190
Harbor Large Cap Value Fund	12,321
Harbor Mid Cap Value Fund	246,313
Harbor SMID Value Fund	300,879
Harbor Small Cap Value Fund	4,543
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	5,311
Harbor International Growth Fund	11,546
Harbor Global Value Fund	208,282

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Equity Funds totaled $388 for the year ended October 31, 2007.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund(s) selected by the Trustee. The outstanding obligation is recorded as a deferred compensation liability included as a component of “Other” within the liability section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net investment income per share. These amounts will be deferred until distributed in accordance to the compensation plan.

Custodian

Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on each Fund’s Statement of Operations for the year ended October 31, 2007. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Redemption Fee

A 2% redemption fee is charged on shares of the Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2007 the redemption fee proceeds are as follows:

Fund	Amount
Harbor International Fund	$817
Harbor International Growth Fund	54
Harbor Global Value Fund	3

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications have been made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations for the year ended October 31, 2007:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$(3,112)	$3,112	$—
Harbor Mid Cap Growth Fund	(25)	(679)	704
Harbor Small Cap Growth Fund	4,031	(2,372)	(1,659)
Harbor Small Company Growth Fund	54	(54)	—
Harbor Large Cap Value Fund	(2,486)	(91,160)	93,646
Harbor Mid Cap Value Fund	(101)	(206)	307
Harbor SMID Value Fund	—	—	—
Harbor Small Cap Value Fund	(1,426)	(13,664)	15,090

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$(4,089)	$(31,204)	$35,293
Harbor International Growth Fund	(463)	492	(29)
Harbor Global Value Fund	(271)	55	216

The tax composition of distributions are as follows:

	As of October 31, 2007			As of October 31, 2006
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$16,960	$—	$16,960	$7,307	$—	$7,307
Harbor Mid Cap Growth Fund	330	771	1,101	—	7,017	7,017
Harbor Small Cap Growth Fund	—	63,842	63,842	—	57,181	57,181
Harbor Small Company Growth Fund	—	—	—	—	—	—
Harbor Large Cap Value Fund	7,959	13,030	20,989	8,419	—	8,419
Harbor Mid Cap Value Fund	404	835	1,239	404	238	642
Harbor SMID Value Fund	—	—	—	—	—	—
Harbor Small Cap Value Fund	1,733	47,314	49,047	5,131	26,999	32,130
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	413,335	537,249	950,584	235,455	280,853	516,308
Harbor International Growth Fund	1,560	—	1,560	556	—	556
Harbor Global Value Fund	150	—	150	—	—	—

As of October 31, 2007, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$27,527	$—	$2,539,745
Harbor Mid Cap Growth Fund	13,448	11,071	72,084
Harbor Small Cap Growth Fund	—	93,124	172,045
Harbor Small Company Growth Fund	781	210	1,201
Harbor Large Cap Value Fund	14,498	108,944	30,780
Harbor Mid Cap Value Fund	1,731	1,890	(180)
Harbor SMID Value Fund	87	—	(465)
Harbor Small Cap Value Fund	6,231	81,081	362,597
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	494,095	964,765	12,395,711
Harbor International Growth Fund	9,447	—	226,026
Harbor Global Value Fund	1,303	—	(2,165)

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

At October 31, 2007, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2009	2010	2011	Total
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$1,111,167	$393,182	$1,504,349
Harbor Small Cap Growth Fund*	—	9,428	—	9,428
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	—	5,719	—	5,719
Harbor International Growth Fund	214,281	182,988	—	397,269

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2007 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund*	$7,484,766	$2,566,914	$(27,169)	$2,539,745
Harbor Mid Cap Growth Fund	543,645	76,317	(4,234)	72,083
Harbor Small Cap Growth Fund*	551,570	198,181	(26,136)	172,045
Harbor Small Company Growth Fund	17,588	2,119	(918)	1,201
Harbor Large Cap Value Fund	300,230	39,451	(8,671)	30,780
Harbor Mid Cap Value Fund	105,961	8,933	(9,118)	(185)
Harbor SMID Value Fund	3,465	64	(529)	(465)
Harbor Small Cap Value Fund	1,838,070	559,192	(196,595)	362,597
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	15,795,473	12,455,714	(61,949)	12,393,765
Harbor International Growth Fund*	770,769	234,061	(7,985)	226,076
Harbor Global Value Fund	117,173	6,131	(8,297)	(2,166)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

Report of Ernst & Young LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities of Harbor Funds (the Trust) (portfolios comprising of, respectively, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund, Harbor SMID Value Fund, and Harbor Global Value Fund), including the portfolios of investments, as of October 31, 2007, and the related statements of operations for the year then ended (period then ended for Harbor SMID Value Fund), the statements of changes in net assets for each of the two years in the period then ended (periods then ended for Harbor Small Company Growth Fund and Harbor SMID Value Fund), and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Funds at October 31, 2007, the results of their operations for the year then ended (period then ended for Harbor SMID Value Fund), the changes in their net assets for each of the two years in the period then ended (periods then ended for Harbor Small Company Growth Fund and Harbor SMID Value Fund), and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 14, 2007

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION (Unaudited)

(Currency in thousands)

ADDITIONAL TAX INFORMATION

Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, and Harbor Small Cap Value Fund designate 100% and Harbor Large Cap Value Fund designates 41% and Harbor Mid Cap Value designates 83% and Harbor Global Value designates 37% and Harbor International Fund designates 2% of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Pursuant to Section 852 of the Internal Revenue Code, Harbor Mid Cap Growth Fund designated $1,085, Harbor Small Cap Growth Fund designates $63,842, Harbor Large Cap Value Fund designates $92,328, Harbor Mid Cap Value Fund designates $989, Harbor Small Cap Value Fund designates $61,252, Harbor International Fund designates $559,743 as capital gain dividends for its year ended October 31, 2007.

For the fiscal year ended October 31, 2007, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

Harbor International Fund, Harbor International Growth Fund, and Harbor Global Value Fund designate $53,746, $1,253, and $89, respectively, as foreign taxes paid, and $550,732, $15,831, and $2,197, respectively, as foreign source income earned for Federal income tax purposes.

The Form 1099-DIV a shareholder will receive in January, 2008 for each of the Funds will show the tax status of all distributions paid to an account in calendar year 2007.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF CERTAIN FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

Harbor Large Cap Value Fund

At an in-person meeting of the Board of Trustees held May 20-21, 2007, the Board, including the Independent Trustees voting separately, unanimously determined that it was in the best interest of the Harbor Large Cap Value Fund (the “Fund”), a series of Harbor Funds, and its shareholders that Armstrong Shaw Associates, Inc. (“Armstrong Shaw”) be replaced by Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) as subadviser to the Fund and that the terms of the new Subadvisory Agreement among Harbor Funds, on behalf of the Fund, Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”), the investment adviser to the Fund, and Cohen & Steers were fair and reasonable. Accordingly, the Board of Trustees approved the new subadvisory agreement for an initial two-year term. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

Capital or Cohen & Steers present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.

In determining whether to approve the new subadvisory agreement, the Trustees reviewed materials furnished by Harbor Capital and Cohen & Steers, including information regarding the performance of the Fund over various periods, information regarding the performance of similar funds over the same periods, information regarding the flow of assets into and out of the Fund and information regarding Cohen & Steers, its investment philosophy and strategies, financial condition, personnel and past performance.

The Trustees also considered that, in recommending Cohen & Steers, Harbor Capital had conducted an extensive search for a large cap value investment adviser and that Harbor Capital believed Cohen & Steers would add value for the Fund’s shareholders. The Trustees had received a presentation by Harbor Capital concerning its search and the finalists resulting from that search and the rationale for Harbor Capital’s recommendation to appoint Cohen & Steers to succeed Armstrong Shaw as the Fund’s subadviser.

In considering the approval of the new subadvisory agreement, the Board, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the new subadvisory agreement were the following:

•	the Fund’s performance history since inception and the nature and quality of the services historically provided to the Fund by Armstrong Shaw;

•

the nature, extent, and quality of the services proposed to be provided by Cohen & Steers, including the background, education, expertise and experience of the investment professionals of Cohen & Steers who would provide investment management services to the Fund, in each case relative to the services provided and investment professionals employed by Armstrong Shaw;

•

the proposed fee to be charged by Cohen & Steers to Harbor Capital for subadvisory services, the advisory fee payable by the Fund to Harbor Capital, and the amount of the advisory fee that would be retained by Harbor Capital after its payment of the subadvisory fee to Cohen & Steers; and

•

information contained in materials provided by Harbor Capital and Cohen & Steers concerning Cohen & Steers’s performance results in managing accounts with a similar investment objective and investment strategy to that of the Fund.

The Trustees considered that the Adviser had recommended a change in subadviser and that the Adviser had conducted an extensive search for a large cap value investment adviser and believed that Cohen & Steers had the expertise and resources to add value for the Fund’s shareholders. Trustees also considered the breadth and depth of experience with large cap value portfolios of Cohen & Steers and its portfolio management personnel.

The Trustees considered the nature, scope and extent of the services proposed to be provided by Cohen & Steers in relation to the services provided by Armstrong Shaw since September 20, 2001. In their deliberations, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s subadviser, over-seeing and monitoring that subadviser’s performance and replacing the subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of Cohen & Steers, as well as the qualifications of its personnel.

The Trustees’ consideration of the services proposed to be provided by Cohen & Steers included a presentation by investment professionals of Cohen & Steers who would be involved in the management of the Fund and a review of Cohen & Steers’s investment philosophy, style and processes and the consistency with which such philosophy, style and process had been applied, the volatility of the firm’s results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. During the presentation, the Cohen & Steers representatives responded to extensive questions posed by the Trustees regarding, among other things, the firm’s investment process, performance history and personnel.

The Trustees discussed the Fund and its Institutional Class performance, noting its underperformance relative to the Fund’s benchmark, the Russell 1000® Value Index, for the year-to-date, one-year, three-year and five-year periods ended March 31, 2007. The Trustees also reviewed the performance of other funds with similar investment objectives and investment strategies and noted the Fund’s underperformance relative to its peers.

At the May 20-22, 2007 Board meeting, and at a prior Board meeting held on February 11-13, 2007, the Trustees expressed concern regarding the continuing underperformance of the Fund relative to its benchmark and its peer group and discussed measures to seek to improve the Fund’s performance. At those meetings, the Trustees also discussed the particular investment style of Armstrong Shaw and they considered the extent to which the underperformance of the Fund might be attributable to an out-of-favor investment style that

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

might return to favor as the markets shift. The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $900 million, showed the Fund’s fee was slightly below its group median, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was below the median for a peer group of funds offered through similar intermediary channels. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

The Trustees reviewed information concerning Cohen & Steers’s historical investment results (including investment results of accounts that Richard E. Helm, the individual at Cohen & Steers who would serve as the Fund’s portfolio manager if the proposed subadviser change were effected, managed while employed at other investment firms) in managing accounts with similar investment objectives and investment strategies to those of the Fund relative to the returns of the Russell 1000® Value Index. They also considered pro forma investment results of Cohen & Steers calculated by applying the Fund’s Institutional Class expense ratio (as of the Fund’s most recent fiscal year end) to these other accounts’ gross historical returns, and compared these pro forma results to the Fund’s actual historical returns under Armstrong Shaw’s management, the returns of the Russell 1000® Value Index and peer groups of funds compiled by Lipper and Morningstar. They observed that the pro forma returns were more favorable than the Fund’s actual historical returns, and were competitive relative to the Russell 1000® Value Index and peer group returns.

The Trustees also reviewed a consolidated balance sheet of Cohen & Steers and its affiliates as well as information concerning its insurance coverage and a report on its compliance program and controls.

The Trustees considered the potential impact of a change in the Fund’s subadviser on the shareholder base. The Trustees noted that a significant portion of the Fund’s shares were owned by several large institutional investors. The Trustees discussed the possibility that several of those large investors might redeem as a result of a change in subadviser, if effected, because certain of these large investors were believed to have originally invested in the Fund to gain access to Armstrong Shaw’s investment management services. The Trustees noted that the Fund could potentially lose several hundred million dollars in assets as a result of a change in subadviser. However, the Trustees also noted that the Fund had already experienced significant redemptions over the past year with Armstrong Shaw as subadviser and that substantial redemptions were believed likely to continue, given the Fund’s underperformance, even if the Fund did not change subadvisers.

The Trustees also considered the tax impact to existing shareholders that could result from portfolio turnover and shareholder redemptions associated with a subadviser change, the potential benefit to shareholders over the long-term of replacing an underperforming subadviser with one that the Trustees believed to have the ability to deliver stronger long-term performance for the Fund and possible measures that could be taken to mitigate the tax and other costs associated with a subadviser change.

The Trustees discussed other potential replacement subadvisers and also discussed the merits of other potential options, including (i) appointing Cohen & Steers to manage only a portion of the portfolio while retaining Armstrong Shaw to manage the other portion, or (ii) continuing to retain Armstrong Shaw while searching for a replacement subadviser other than Cohen & Steers.

Subadvisory Fee. In considering the proposed subadvisory fee payable to Cohen & Steers pursuant to the new subadvisory agreement, the Trustees compared the proposed fee to the fee payable to Armstrong Shaw under the prior subadvisory agreement as well as the fees payable to Cohen & Steers’ by similar accounts for advisory services. The Trustees considered the proposed fee in the context of the deliberations at a prior meeting concerning the annual continuation of the investment advisory agreement between the Fund and Harbor Capital. In connection with these deliberations, the Trustees had separately considered the reasonableness of the Fund’s overall advisory fee payable by the Fund to Harbor Capital, in relation to the services provided by Harbor Capital and to the fees paid by other similar funds advised by other firms. The Trustees also considered the proposed allocation between the Adviser and Cohen & Steers of the 0.75% advisory fee to be paid by the Fund. They determined that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Cohen & Steers. They also separately considered the expense ratios of the various share classes of the Fund compared to those of similar funds.

As a result of these deliberations, the Trustees agreed that the prior subadvisory agreement should not be continued, and voted to approve the new subadvisory agreement with Cohen & Steers.

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

Harbor International Growth Fund

Harbor Small Company Growth Fund

At an in-person meeting of the Board of Trustees held September 16-17, 2007, the Board, including the Independent Trustees voting separately, unanimously approved new subadvisory agreements for both the Harbor International Growth Fund and the Harbor Small Company Growth Fund. The new subadvisory agreements were considered and approved in connection with two separate transactions that would result in a change in control at Marsico Capital Management, LLC (“Marsico”), the subadviser to the Harbor International Growth Fund, and a change in control at NorthPointe Capital, LLC (“NorthPointe”), the subadviser to the Harbor Small Company Growth Fund. The change of control at each respective subadviser could be deemed to constitute an “assignment” causing the automatic termination of the existing investment subadvisory agreement between Harbor Capital, Harbor Funds and that subadviser.

The Board of Trustees reviewed and discussed materials provided to them in advance of the September 16-17 meeting, including descriptions provided by Marsico and NorthPointe of the terms of their respective transactions. Each transaction would involve a repurchase by management personnel of the relevant subadviser’s equity from its parent company. At NorthPointe, certain management personnel were to acquire all of the equity shares in NorthPointe owned by Nationwide Mutual Insurance Co. At Marsico, Tom Marsico, the firm’s founder, and a company controlled by Mr. Marsico were to repurchase Marsico from Bank of America Corporation.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

The terms of the new subadvisory agreement for each of the Harbor International Growth Fund and the Harbor Small Company Growth Fund were identical to the terms of each such Fund’s existing subadvisory agreement, except that the state law governing each agreement would be changed from Ohio to Illinois law, given the recent relocation of Harbor Funds’ offices to Illinois. The existing subadvisory agreements for the Harbor International Growth Fund and the Harbor Small Company Growth Fund were considered and unanimously approved by the Board, including the Independent Trustees voting separately, at an in-person meeting of the Board of Trustees held on February 11, 12 and 13, 2007. A discussion of the factors considered by the Board in approving each such agreement at that meeting was included in the Harbor Funds Semi-Annual Report for Equity Funds dated April 30, 2007. Based on their review and discussion of the transactions resulting in changes of control at Marsico and NorthPointe, and in light of the minimal changes to each subadvisory agreement, the Board determined that their analysis of the various factors they considered in approving each subadvisory agreement at the in-person meeting on February 11, 12, and 13, 2007 would continue to apply after the respective changes of control at Marsico and NorthPointe.

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2007)

Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfunds.com. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Howard P. Colhoun (72) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	16	None

John P. Gould (68) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	16	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (66) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	16	None

Raymond J. Ball (63) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	16	None
		INTERESTED TRUSTEE
David G. Van Hooser (61)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	16	None
		FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (38) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).
Anmarie S. Kolinski (36) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (32) Vice President & Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Capital Management; LLC; Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds); and Attorney, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto (law firm) (2000-2003).

Brian L. Collins (39) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (48) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (35) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (54) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.

This document must be preceded or accompanied by a Prospectus.

NOTES

111South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	1.800.422.1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312.443.4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

1.800.422.1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering

Hale and Dorr LLP

60 State Street

Boston, MA 02109

12/2007/555,000

FD.AR.EF

Annual Report

October 31, 2007

Fixed Income Funds

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Short Duration Fund

Harbor Money Market Fund

PLEASE NOTE: The “Retirement Class” of shares has been renamed the “Administrative Class.”

Harbor Fixed Income Funds

ANNUAL REPORT OVERVIEW

Harbor Funds completed its most recent fiscal year ended October 31, 2007. The total return for each of the five fixed income portfolios is shown below. The performance figures for each of the Harbor Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing voluntary waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

Investors should consider a Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

	Total Return Year Ended October 31, 2007
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	6.70%	6.54%	6.31%
Harbor Bond Fund	5.97	5.71	N/A
Harbor Real Return Fund	6.31	6.05	N/A
Harbor Short Duration Fund	4.43	4.20	N/A
Harbor Money Market Fund	5.18	4.92	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2007

Merrill Lynch High-Yield Master II; domestic high-yield bonds	6.85%
Lehman Brothers Aggregate (LB AGG); domestic bonds	5.38
Lehman Brothers U.S. TIPS; domestic bonds	6.33
Citigroup 1 YR Treasury; domestic bonds	5.30
Merrill Lynch 1 to 3 YR U.S. Treasury; domestic bonds	5.78
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	5.13

2

Harbor Fixed Income Funds

ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUND EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2003	2004	2005	2006	2007
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	0.93%[a,b]	0.85%	0.82%	0.81%	0.82%	0.82%
Administrative Class	1.08 [a,b]	1.01	— [d]	1.05	1.07	0.91
Investor Class	1.29 [a,b]	1.27	1.25	1.21	1.20	0.94
Harbor Bond Fund
Institutional Class	0.58%	0.57%	0.58%	0.58%	0.56%	0.67%
Administrative Class	0.83	0.81	0.83	0.83	0.81	0.75
Harbor Real Return Fund
Institutional Class	N/A	N/A	N/A	0.57%[a,c]	0.56%	0.65%
Administrative Class	N/A	N/A	N/A	0.82 [a,c]	0.82	0.74
Harbor Short Duration Fund
Institutional Class	0.36%	0.31%	0.39%	0.39%	0.39%	0.61%
Administrative Class	0.59	0.55	0.64	0.64	0.64	0.74
Harbor Money Market Fund
Institutional Class	0.36%	0.29%	0.35%	0.32%	0.28%	N/A
Administrative Class	— [d]	0.53	0.60	0.57	0.53	N/A

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2007 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2007 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized.
b	For the period December 1, 2002 (inception) through October 31, 2003.
c	For the period December 1, 2005 (inception) through October 31, 2006.
d	Assets in this class were too small to incur any expense for the period.

3

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The fixed income market saw significant change in the fiscal year ended October 31, 2007. Reasonable economic growth, continued (although at a slowing rate) growth in corporate earnings, and modest inflation provided a generally favorable environment for both equities and higher-quality debt. At the same time, weakening U.S. housing and related markets and problems in subprime mortgage loans caused disruptions in the worldwide credit and equity markets.

As problems in the subprime mortgage loan market spread to areas unexpected by many investors, greater volatility returned to the financial markets. With the growing difficulties in the subprime market, investors started to reconsider how risk was being evaluated and priced in both the equity and debt markets. Near the end of the fiscal year, heightened volatility in the markets reflected disruptions in worldwide credit markets triggered by subprime loan problems, rising energy prices, continued weakness in the U.S. housing market, and concern that such weakness could spread to the broader economy.

The reassessment of risk in the debt markets caused investors to distinguish once again between highly liquid securities with relatively modest risk and near-term maturities and debt securities with higher risk. As a result, spreads between U.S. Treasuries and investments such as corporate bonds and mortgage-backed securities widened to more normal levels. In addition, the Treasury yield curve returned to a more typical upward slope, as strong demand and a flight to quality caused short-term yields to fall.

Following cuts by the Federal Reserve in September and October, the target federal funds rate stood at 4.50% at the end of the fiscal year, down from 5.25% a year earlier. The yield of the 10-Year Treasury Note, a widely followed benchmark, was 4.48% at the end of the fiscal year, down 13 basis points, or 0.13 of a percentage point, from its yield on October 31, 2006.

Fixed income investment returns for the fiscal year varied within a narrow range. High-yield bonds, at the upper end of the range, returned slightly below 7%, while money market investments, at the lower end, returned a bit over 5%. Although pressured to some degree in the latter part of the fiscal year by widening yield spreads, high-yield issues performed relatively well, with the Merrill Lynch High-Yield Master II Index posting a return of 6.85%. The Lehman Brothers Aggregate Index, a broad measure of the taxable U.S. bond market, returned 5.38%, slightly better than the 5.13% return of the Merrill Lynch 3-Month U.S. Treasury Bill Index, a proxy for money market returns.

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2007			30 Years 1977-2006 Annual Rates as of December 31, 2006
		Annualized
Fixed Income	1 Year	5 Years	10 Years
Merrill Lynch High-Yield Master II (high-yield bonds)	6.85%	10.02%	6.81%	N/A
LB Aggregate (domestic bonds)	5.38	4.41	5.91	8.45%
LB U.S. TIPS (inflation-protected bonds)	6.33	6.16	7.08	N/A
Merrill Lynch 1 to 3 YR U.S. Treasury (short duration returns)	5.78	2.85	4.64	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	5.13	2.97	3.78	N/A

Equities
Dow Jones Wilshire 5000 Index (entire U.S. stock market)	15.28	15.31	7.44	13.10
S & P 500 (large cap stocks)	14.56	13.88	7.10	12.94
MSCI EAFE (foreign stocks)	24.91	23.21	9.26	12.39
MSCI World (global stocks)	20.39	18.31	7.90	11.69

Harbor Fixed Income Funds

As investors reassessed risk, the performance of many of Harbor’s fixed income funds generally showed improvement relative to benchmarks. The Harbor High-Yield Bond Fund was up 6.70% (Institutional Class) and closely tracked its benchmark. After trailing its benchmark early in the year, the Harbor Bond Fund finished the year with a return of 5.97% (Institutional Class), ahead of the 5.38% return of its benchmark, the Lehman Brothers Aggregate Index. The Fund also continued to outperform the benchmark for the longer term five-year and ten-year periods. The Harbor Real Return Fund, which invests primarily in inflation-adjusted bonds, closely tracked its benchmark with a return of 6.31% (Institutional Class).

4

The Harbor Money Market Fund returned 5.18%, beating its benchmark by five basis points. The Harbor Money Market Fund invests in high-quality, short-term investments. Consistent with a strategy focused on high quality, short-term investments, the Harbor Money Market Fund had no exposure to commercial paper issued by structured investment vehicles (SIVs). The Harbor Short Duration Fund posted a return of 4.43% (Institutional Class), compared with 5.78% for its benchmark, the Merrill Lynch 1 to 3 Year U.S. Treasury Index.

Comments from portfolio managers, performance data, and other information on the Harbor fixed income funds begin on page 6.

New Funds and Portfolio Managers

The Harbor SMID Value Fund was introduced May 1, 2007. The fund invests in small and mid cap stocks of U.S. companies that appear to be undervalued. Andrew Moloff, and Greg Sawers of Evercore Asset Management, LLC are the portfolio managers for the Harbor SMID Value Fund.

Richard E. Helm, CFA, of Cohen & Steers Capital Management, Inc., was named portfolio manager of the Harbor Large Cap Value Fund effective June 19, 2007. Consistent with his investment philosophy, Mr. Helm has restructured the portfolio to place emphasis on those value oriented stocks that are believed to have the capability to pay a growing dividend over time.

Investing for the Long-Term

While many Harbor funds exceeded their benchmarks in fiscal 2007, several Harbor funds, especially those with a deeper value style, had disappointing results compared to benchmarks in the fiscal year. Investing styles come in and out of favor over time. While it is always gratifying to see a portfolio manager outperform in any period and discouraging to have a manager meaningfully underperform, even in a short period, we look for portfolio managers to add value for shareholders over the long-term (several years). While past performance is never a guarantee of future results, disciplined portfolio managers with a consistent approach can be best evaluated based on their results over the long-term. We encourage all shareholders to place greater emphasis on the long-term performance of each Harbor fund rather than the short-term performance.

Similarly, experienced investors know that markets are always uncertain. The equity and fixed income markets have performed well over the last five years. Yet a quick review of the history of returns summarized elsewhere in this letter suggests that returns in the financial markets can be volatile. Performance over the last ten years was meaningfully lower than performance over the last five. Since none of us can predict short-term economic and market movements, we need a disciplined approach to deal with this uncertainty and improve the probability that we will achieve our financial objectives over the long-term.

An asset allocation, with a diversified portfolio of equity and fixed income investments consistent with an investor’s financial objectives and risk tolerance, can be a very useful tool to help deal with market uncertainty. Once an asset allocation has been established, the investor’s portfolio should be reviewed periodically to see if it needs to be rebalanced to maintain the intended allocation.

Equities markets have been strong for the last five years. These strong markets may have caused some asset allocations to be “out of balance,” with a larger weighting towards equities and risk than intended in the initial asset allocation. Rebalancing helps investors keep the portfolio’s risk/return characteristics in line with those of the intended asset allocation. The rebalancing discipline helps maintain a diversified portfolio that can be part of a successful investing strategy over the long-term. Harbor Funds offers a family of mutual funds, which can be used to help develop a diversified portfolio.

Thank you for your investment in Harbor Funds.

December 14, 2007

David G. Van Hooser

Chairman

5

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

Mark Shenkman

Portfolio Manager (since 2002)

Mark Flanagan, CFA, CPA

Portfolio Manager (since 2002)

Frank Whitley

Portfolio Manager (since 2002)

Shenkman Capital has subadvised the
Fund since its inception in 2002

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds

TOP TEN HOLDINGS (% of net assets)

W&T Offshore Inc.	1.4%
Idearc Inc.	1.2
FTI Consulting Inc.	1.1
AK Steel Corp.	1.0
Allbritton Communications Co.	1.0
Bristow Group Inc.	1.0
Cablevision Systems Corp. Series B	1.0
HCA Inc.	1.0
Psychiatric Solutions Inc.	1.0
Trimas Corp.	1.0

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The first seven months of the 2007 fiscal year were very strong for high-yield investments, as the overall high-yield market generated a total return of 7.67%. However, after reaching record tight levels with respect to risk premiums in early June, the high-yield market underwent a significant correction in June and July. This correction was a result of macro concerns about the subprime mortgage market and the potential contagion effect of a U.S. housing recession on the overall economy. The high-yield market also was negatively impacted by a large pipeline of over-leveraged, poorly structured, and low-rated financings that were attempting to access the market in early June. While investment bankers had already committed to, or bridged, these substandard financings, high-yield buyers rejected them. This technical imbalance (i.e., supply much greater than demand) also contributed to the substantial correction in the June/July time frame.

During the last three months of the fiscal year, the high-yield market managed to retract some but not all of the losses incurred during the early summer downdraft. At the end of October, the high-yield market was trading at levels indicating that investors were more focused on the risk of a weaker U.S. economy. For example, yield spreads, or the premiums that investors require to compensate for risk, rose from 271 basis points in May to approximately 438 basis points at the end of the fiscal year.

Performance

The Harbor High-Yield Bond Fund returned 6.70% (Institutional Class), 6.54% (Administrative Class), and 6.31% (Investor Class) for the fiscal year ended October 31, 2007, and the Merrill Lynch High-Yield Master II Index returned 6.85%.
Despite the change in sentiment during the latter part of the fiscal year, lower rated and discounted securities (i.e., higher risk securities) outperformed the overall market for the full 12 months. The Fund’s underweighted position in these riskier credits somewhat hurt relative returns. At the same time, the Fund’s significant underweight in BB-rated credits benefited performance as this rating category trailed the performance of the overall market.

The Fund’s industry allocations also contributed positively to performance, specifically its zero exposure to the homebuilding, real estate, and banking sectors. Strategic overweighting to the support services sector, one of the portfolio’s top weightings, added positively to performance. The portfolio also benefited from strong performance in its energy, telecommunications, and health care holdings. However, disappointing performance in the portfolio’s drug, retail, and paper holdings detracted from performance. The Fund remained biased toward investments in non-cyclical, less economically sensitive industries, while de-emphasizing more cyclical or consumer discretionary dependent industries.

6

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

Outlook and Strategy

The credit markets attracted significant negative press during the latter part of the reporting period. Specifically, the reverberation of the subprime mortgage market, the flood of poorly structured “covenant-lite” securities, and aggressive LBO-related new issuance all weighed heavily on the markets and increased volatility. Despite these headwinds, we maintained our disciplined approach to evaluating credit and have continued to invest in companies that we believe are reasonably levered, well-managed, and well-positioned in their respective industries.

As of October 31, 2007, the Fund remained well diversified, with more than 160 issuers across 31 industries. The Fund’s higher credit standards are reflected in its average quality rating of B/B2 and average price greater than the index.

While the recent rally was a pleasant surprise, we remain vigilant in our effort to identify any credit deterioration in cyclical and consumer-oriented industries. We continue to be concerned about the growth prospects of the U.S. economy and have positioned the portfolio to weather a slower growing U.S. economy in 2008. The Fund’s top five industry weightings at the end of the fiscal year were health care, energy, gaming, support services, and telecom. We expect to further reduce the Fund’s exposure to heavy cyclical industries that rely primarily on the U.S. for revenues and increase its holdings in less economically sensitive sectors such as health care, gaming, telecom, utilities, cable, and consumer non-durables. Our strategy is to avoid investments in the homebuilding sector and maintain limited exposure to sectors that could be negatively impacted by a decline in U.S. consumer spending.

This report contains the current opinions of Shenkman Capital Management, Inc. and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

7

Harbor High-Yield Bond Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 024

Cusip: 411511553

Ticker: HYFAX

Inception Date: 12-01-2002

ADMINISTRATIVE CLASS

Fund #: 224

Cusip: 411511546

Ticker: HYFRX

Inception Date: 12-01-2002

INVESTOR CLASS

Fund #: 424

Cusip: 411511538

Ticker: HYFIX

Inception Date: 12-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	210	1,741
Total Net Assets (000s)	$50,583	$68,459
Average Market Coupon	8.10%	8.04%
Yield to Maturity	8.18%	8.79%
Weighted Average Maturity	7.33 years	7.05 years
Weighted Average Duration	4.04 years	4.59 years
Weighted Average Credit Quality	B2/B	B1
R-Squared	97.64	N/A
Beta vs Merrill Lynch High-Yield Master II Index	1.07	1.00
Portfolio Turnover Rate (Year Ended 10-31-2007)	66%	75%

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-01-2002 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor High-Yield Bond Fund
	Institutional Class	6.70%	N/A	9.19%	$15,408
	Administrative Class	6.54	N/A	8.95	15,244
	Investor Class	6.31	N/A	8.76	15,102
	Comparative Index
	Merrill Lynch High-Yield Master II	6.85%	12.84%	11.69%	$17,218

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Net) and 1.06% (Gross) (Institutional Class); 1.05% (Net) and 1.30% (Gross) (Administrative Class); and 1.21% (Net) and 1.46% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1% against shares that are held for less than 9 months.

8

Harbor High-Yield Bond Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.82%

Total Net Assets (000s):

    $44,281

ADMINISTRATIVE CLASS

Net Expense Ratio: 1.07%

Total Net Assets (000s):

    $595

INVESTOR CLASS

Net Expense Ratio: 1.20%

Total Net Assets (000s):

    $5,707

CREDIT QUALITY (% of investments)

MATURITY PROFILE (% of investments)

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$999.97	$4.11
Hypothetical (5% return)	1,000.00	1,020.99	4.16
Administrative Class
Actual	$1,000.00	$998.73	$5.40
Hypothetical (5% return)	1,000.00	1,019.67	5.45
Investor Class
Actual	$1,000.00	$998.12	$6.02
Hypothetical (5% return)	1,000.00	1,019.02	6.09
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 3.6%)

COMMON STOCKS—0.6%

Shares		Value (000s)

HOTELS, RESTAURANTS & LEISURE—0.5%
4,200	Isle of Capri Casinos Inc.	$85
20,000	MTR Gaming Group Inc.	174

		259

OIL, GAS & CONSUMABLE FUELS—0.1%
5,000	Compton Petroleum Corp. (CAN)	44

TOTAL COMMON STOCKS (Cost $420)		303

CORPORATE BONDS & NOTES—95.8%
Principal Amount (000s)
AEROSPACE & DEFENSE—0.9%
	Alion Science & Technology Corp.
$300	10.250%—02/01/2015	282
	TransDigm Inc.
150	7.750%—07/15/2014	153

		435

AUTO COMPONENTS—3.3%
	American Axle & Manufacturing Inc.
400	7.875%—03/01/2017	392
	Goodyear Tire & Rubber Co.
400	7.857%—08/15/2011	416
98	8.625%—12/01/2011	105
250	9.135%—12/01/2009	254

		775

	Lear Corp. Series B
150	8.750%—12/01/2016	145
	United Components Inc.
350	9.375%—06/15/2013	359

		1,671

AUTOMOBILES—1.0%
	General Motors Corp.
450	7.125%—07/15/2013	419
100	7.700%—04/15/2016	92

		511

BEVERAGES—0.5%
	Constellation Brands Inc.
250	7.250%—05/15/2017[1]	251

BUILDING PRODUCTS—0.3%
	Interface Inc.
125	10.375%—02/01/2010	133

CAPITAL MARKETS—0.5%
	LVB Acquisition Merger Sub Inc
100	10.000%—10/15/2017[1]	103
	Nuveen Investments Inc
150	10.500%—11/15/2015[1]	151

		254

CHEMICALS—1.7%
	Hexion Specialty Chemicals Inc.
50	9.750%—11/15/2014	55
	Momentive Performance Materials Inc.
100	9.750%—12/01/2014[1]	98

10

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CHEMICALS—Continued
	Nalco Co.
$200	8.875%—11/15/2013	$211
	Rockwood Specialties Group Inc.
100	7.500%—11/15/2014	101
	Tronox Worldwide LLC
400	9.500%—12/01/2012	388

		853

COMMERCIAL SERVICES & SUPPLIES—7.4%
	Aleris International Inc.
250	10.000%—12/15/2016	221
	Allied Waste North America Inc. Series B
200	7.125%—05/15/2016	203
	ARAMARK Corp.
500	8.500%—02/01/2015	509
250	8.856%—02/01/2015[2]	253

		762

	Cardtronics Inc.
100	9.250%—08/15/2013	97
	Casella Waste Systems Inc.
150	9.750%—02/01/2013	154
	Corrections Corp of America
250	7.500%—05/01/2011	254
	FTI Consulting Inc.
500	7.750%—10/01/2016	525
	Iron Mountain Inc.
350	7.750%—01/15/2015	356
150	8.625%—04/01/2013	153

		509

	KAR Holdings Inc.
250	10.000%—05/01/2015[1]	240
	Mac-Gray Corp.
300	7.625%—08/15/2015	303
	Norcross Safety Products LLC Series B
150	9.875%—08/15/2011	156
	United Rentals North America Inc.
200	7.750%—11/15/2013	213
	Waste Services Inc.
100	9.500%—04/15/2014	101

		3,738

COMMUNICATIONS EQUIPMENT—0.3%
	MasTec Inc.
150	7.625%—02/01/2017	146

CONSUMER FINANCE—1.0%
	Ford Motor Credit Co LLC
350	7.375%—10/28/2009	338
	Ford Motor Credit Co.
150	9.693%—04/15/2012[2]	152

		490

CONTAINERS & PACKAGING—1.8%
	BWAY Corp.
150	10.000%—10/15/2010	153
	Crown Americas LLC
100	7.625%—11/15/2013	102
	Graham Packaging Co. Inc.
150	8.500%—10/15/2012	150

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CONTAINERS & PACKAGING—Continued
	Owens Brockway Glass Container Inc.
$250	6.750%—12/01/2014	$252
	Smurfit-Stone Container Enterprises Inc.
100	8.000%—03/15/2017	100
150	8.375%—07/01/2012	151

		251

		908

DISTRIBUTORS—0.5%
	Wesco Distribution Inc.
250	7.500%—10/15/2017	235

DIVERSIFIED CONSUMER SERVICES—2.3%
	Avis Budget Car Rental LLC
250	8.058%—05/15/2014[2]	248
	Education Management LLC
200	10.250%—06/01/2016	211
	Hertz Corp.
250	8.875%—01/01/2014	259
	Rental Service Corp.
100	9.500%—12/01/2014	96
	Service Corp International 60
250	7.500%—04/01/2027	235
100	7.625%—10/01/2018	103

		338

		1,152

DIVERSIFIED TELECOMMUNICATION SERVICES—7.9%
	Cincinnati Bell Inc.
500	8.375%—01/15/2014	504
	Cincinnati Bell Tele Co.
150	6.300%—12/01/2028	131
	Citizens Communications Co.
250	7.875%—01/15/2027	247
	Hawaiian Telcom Communications Inc. Cl. B
500	10.860%—05/01/2013[2]	509
	Level 3 Financing Inc.
250	8.750%—02/15/2017	229
	Nordic Telephone Co. Holdings ApS
300	8.875%—05/01/2016[1]	319
	PAETEC Holding Corp.
400	9.500%—07/15/2015[1]	412
	Qwest Communications International Inc.
75	9.058%—02/15/2009[2]	76
	Qwest Communications International Inc. Series B
500	7.500%—02/15/2014	509
	Qwest Corp.
100	7.500%—10/01/2014	105
	Syniverse Technologies Inc. Series B
350	7.750%—08/15/2013	346
	West Corp.
150	9.500%—10/15/2014	155
100	11.000%—10/15/2016	105

		260

	Windstream Corp.
350	7.000%—03/15/2019	346

		3,993

11

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

ELECTRIC UTILITIES—1.1%
	Edison Mission Energy
$250	7.200%—05/15/2019[1]	$246
200	7.625%—05/15/2027[1]	191

		437

	NRG Energy Inc.
150	7.375%—02/01/2016	150

		587

ELECTRICAL EQUIPMENT—0.5%
	Baldor Electric Co.
250	8.625%—02/15/2017	262

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
	Celestica Inc.
150	7.625%—07/01/2013	145
100	7.875%—07/01/2011	98

		243

	Flextronics International Ltd
150	6.500%—05/15/2013	145
	L-1 Identity Solutions Inc
150	3.750%—05/15/2027[3]	150

		538

ENERGY EQUIPMENT & SERVICES—2.5%
	Bristow Group Inc.
500	7.500%—09/15/2017[1]	517
	CHC Helicopter Corp.
200	7.375%—05/01/2014	194
	Complete Production Services Inc.
250	8.000%—12/15/2016	244
	Gulfmark Offshore Inc.
200	7.750%—07/15/2014	202
	Hornbeck Offshore Services Inc.[4]
100	6.125%—12/01/2014	96

		1,253

FOOD & STAPLES RETAILING—1.4%
	Rite Aid Corp.
100	7.500%—03/01/2017	94
100	8.125%—05/01/2010	101
200	8.625%—03/01/2015	178

		373

	Stater Brothers Holdings
350	7.750%—04/15/2015	351

		724

FOOD PRODUCTS—1.9%
	B&G Foods Inc.
100	8.000%—10/01/2011	100
	Del Monte Corp.
250	6.750%—02/15/2015	244
200	8.625%—12/15/2012	205

		449

	Michael Foods Inc.
125	8.000%—11/15/2013	126
	Pinnacle Foods Holding Corp.
300	10.625%—04/01/2017[1]	281

		956

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

GAS UTILITIES—2.0%
	Dynegy Holdings Inc.
$200	7.750%—06/01/2019[1]	$189
300	8.375%—05/01/2016	302

		491

	Ferrellgas Partners LP
200	8.750%—06/15/2012	207
	Inergy LP
150	6.875%—12/15/2014	148
	Suburban Propane Partners LP
200	6.875%—12/15/2013	196

		1,042

HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
	Advanced Medical Optics Inc.
200	7.500%—05/01/2017	190

HEALTH CARE PROVIDERS & SERVICES—6.1%
	Community Health Systems Inc.
350	8.875%—07/15/2015[1]	356
	HCA Inc.
200	6.500%—02/15/2016	172
500	9.250%—11/15/2016[1]	527

		699

	Health Management Associates Inc
150	6.125%—04/15/2016	132
	IASIS Healthcare LLC
150	8.750%—06/15/2014	152
	Omnicare Inc
100	6.875%—12/15/2015	97
	Omnicare Inc.
150	3.250%—12/15/2035[3]	124
	Psychiatric Solutions Inc.
500	7.750%—07/15/2015	511
	Res-Care Inc.
125	7.750%—10/15/2013	124
	United Surgical Partners International Inc.
100	8.875%—05/01/2017	103
	Universal Hospital Services Inc.
150	8.759%—06/01/2015[1,2]	151
	Vanguard Health Holding Co. II LLC
150	9.000%—10/01/2014	147
	Yankee Acquisition Corp.
200	8.500%—02/15/2015	189
350	9.750%—02/15/2017	325

		514

		3,110

HOTELS, RESTAURANTS & LEISURE—10.6%
	American Casino & Entertainment Properties LLC
200	7.850%—02/01/2012	208
	Boyd Gaming Corp.
500	6.750%—04/15/2014	493
	Chukchansi Economic Development Authority
500	8.000%—11/15/2013[1]	506
100	8.859%—11/15/2012[1,2]	101

		607

12

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HOTELS, RESTAURANTS & LEISURE—Continued
	Felcor Lodging LP
$200	9.000%—06/01/2011	$213
	Gaylord Entertainment Co.
250	8.000%—11/15/2013	256
	Global Cash Access LLC
162	8.750%—03/15/2012	168
	Herbst Gaming Inc.
200	8.125%—06/01/2012	180
	Isle of Capri Casinos Inc.
150	7.000%—03/01/2014	134
	MGM Mirage
250	7.500%—06/01/2016	250
	Mohegan Tribal Gaming Authority
150	6.875%—02/15/2015	147
	Motor City Casino (CCM Merger)
400	8.000%—08/01/2013[1]	386
	MTR Gaming Group Inc. Series B
150	9.750%—04/01/2010	155
	Penn National Gaming Inc.
100	6.750%—03/01/2015	103
	Pinnacle Entertainment Inc.
500	7.500%—06/15/2015[1]	485
100	8.250%—03/15/2012	104

		589

	Seminole Hard Rock Entertainment Inc.
500	7.860%—03/15/2014[1,2]	491
	Seneca Gaming Corp.
500	7.250%—05/01/2012	506
	Shuffle Master Inc.
250	1.250%—04/15/2024[3]	232
	Station Casinos Inc.
100	6.875%—03/01/2016	83
150	7.750%—08/15/2016	148

		231

		5,349

HOUSEHOLD DURABLES—1.6%
	American Achievement Corp.
150	8.250%—04/01/2012	151
	Jarden Corp.
500	7.500%—05/01/2017	477
	Simmons Bedding Co.
200	7.875%—01/15/2014	193

		821

HOUSEHOLD PRODUCTS—1.2%
	Central Garden & Pet Co.
250	9.125%—02/01/2013	240
	Da-Lite Screen Co. Inc.
150	9.500%—05/15/2011	158
	Jostens (Visant)
200	8.750%—12/01/2013	206

		604

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.4%
	Energy Future Holdings
$100	10.875%—11/01/2017[1]	$102
	NRG Energy Inc.
350	7.375%—01/15/2017	349
	Texas Competitive Electric Holdings Co. LLC
250	10.250%—11/01/2015[1]	253

		704

INSURANCE—0.6%
	HUB International Holdings Inc.
350	10.250%—06/15/2015[1]	325

IT SERVICES—1.0%
	Sungard Data Systems Inc.
200	9.125%—08/15/2013	205
175	10.250%—08/15/2015	183

		388

	Vangent Inc. (PGS Solutions Inc.)
150	9.625%—02/15/2015[1]	140

		528

LEISURE EQUIPMENT & PRODUCTS—0.4%
	Leslie’s Poolmart
200	7.750%—02/01/2013	191

MACHINERY—1.0%
	Trimas Corp.
500	9.875%—06/15/2012	516

MEDIA—10.5%
	Allbritton Communications Co.
500	7.750%—12/15/2012	510
	Cablevision Systems Corp. Series B
500	8.000%—04/15/2012	491
500	9.644%—04/01/2009[2]	516

		1,007

	Cadmus Communications Corp.
150	8.375%—06/15/2014	139
	DirecTV Holdings LLC
100	8.375%—03/15/2013	105
	Echostar DBS Corp.
300	6.625%—10/01/2014	307
	Idearc Inc.
600	8.000%—11/15/2016	604
	Lamar Media Corp.
150	6.625%—08/15/2015	145
250	6.625%—08/15/2015[1]	241

		386

	LIN Television Corp.
250	2.500%—05/15/2033[3]	244
500	6.500%—05/15/2013	487

		731

	LIN Television Corp. Series B
100	6.500%—05/15/2013	98
	Mediacom Broadband LLC
100	8.500%—10/15/2015	99
	Mediacom LLC
300	9.500%—01/15/2013	301
	Quebecor Media Inc.
200	7.750%—03/15/2016	195

13

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	R.H. Donnelley Corp.
$250	6.875%—01/15/2013	$236
500	8.875%—10/15/2017[1]	502

		738

	R.H. Donnelley Corp. Series A3
100	8.875%—01/15/2016	101

		5,321

METALS & MINING—2.0%
	AK Steel Corp.
500	7.750%—06/15/2012	512
	Arch Western Finance LLC
500	6.750%—07/01/2013	490

		1,002

OIL, GAS & CONSUMABLE FUELS—9.7%
	Alpha Natural Resources LLC
300	10.000%—06/01/2012	321
	Berry Petroleum Co.
150	8.250%—11/01/2016	154
	Chesapeake Energy Corp.
250	6.500%—08/15/2017	242
	Compton Petroleum Finance Corp.
200	7.625%—12/01/2013	193
	Denbury Resources Inc.
250	7.500%—04/01/2013	256
	Encore Acquisition Co.
250	6.000%—07/15/2015	228
	Energy Partners Ltd.
300	9.750%—04/15/2014[1]	298
	Exco Resources Inc.
350	7.250%—01/15/2011	347
	Foundation PA Coal Co.
150	7.250%—08/01/2014	148
	Mariner Energy Inc.
500	8.000%—05/15/2017	496
	Massey Energy Co.
200	6.625%—11/15/2010	196
500	6.875%—12/15/2013	475

		671

	Peabody Energy Corp.
100	4.750%—12/15/2066[3]	117
	Petroplus Finance Ltd.
250	6.750%—05/01/2014[1]	239
250	7.000%—05/01/2017[1]	236

		475

	Stone Energy Corp.
250	8.250%—12/15/2011	250
	W&T Offshore Inc.
750	8.250%—06/15/2014[1]	730

		4,926

PAPER & FOREST PRODUCTS—1.4%
	Abitibi-Consolidated Co. of Canada
100	8.375%—04/01/2015	78
250	9.194%—06/15/2011[2]	206

		284

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

PAPER & FOREST PRODUCTS—Continued
	Boise Cascade LLC
$100	7.125%—10/15/2014	$99
	Cascades Inc.
150	7.250%—02/15/2013	146
	NewPage Corp.
150	10.000%—05/01/2012	160

		689

PERSONAL PRODUCTS—0.3%
	NBTY Inc.
150	7.125%—10/01/2015	149

PHARMACEUTICALS—0.3%
	Warner Chilcott Corp.
150	8.750%—02/01/2015	156

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.4%
	General Growth Properties Inc.
250	3.980%—04/15/2027[1,3]	228

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
	Freescale Semiconductor Inc.
100	10.125%—12/15/2016	91

SPECIALTY RETAIL—3.2%
	Autonation Inc.
200	7.245%—04/15/2013[2]	197
	Buhrmann US Inc.
125	8.250%—07/01/2014	123
	Pantry Inc.
125	7.750%—02/15/2014	123
	Petro Stopping Centers LP
175	9.000%—02/15/2012	183
	Sally Holdings LLC
250	9.250%—11/15/2014	252
250	10.500%—11/15/2016	250

		502

	Susser Holdings LLC
142	10.625%—12/15/2013	148
	United Auto Group Inc.
350	7.750%—12/15/2016	342

		1,618

TEXTILES, APPAREL & LUXURY GOODS—1.0%
	Hanesbrands Inc.
250	8.784%—12/15/2014[2]	252
	Oxford Industries Inc.
150	8.875%—06/01/2011	151
	Phillips-Van Heusen Corp.
125	8.125%—05/01/2013	129

		532

WIRELESS TELECOMMUNICATION SERVICES—2.6%
	Centennial Communications Corp.
150	8.125%—02/01/2014	154
250	10.981%—01/01/2013[2]	259

		413

	Hughes Network Systems LLC
350	9.500%—04/15/2014	361

14

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—Continued
	Intelsat Bermuda Ltd.
$150	8.886%—01/15/2015[2]	$153
100	9.250%—06/15/2016	104
250	11.250%—06/15/2016	270

		527

		1,301

TOTAL CORPORATE BONDS & NOTES (Cost $48,657)		48,483

SHORT-TERM INVESTMENTS—2.8%
(Cost $1,428)
REPURCHASE AGREEMENTS
1,428	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.000% collateralized by a Federal Home Loan Bank Note (market value $1,461)	1,428

TOTAL INVESTMENTS—99.2% (Cost $50,505)		50,214

CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		369

TOTAL NET ASSETS—100.0%		$50,583

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the Fund’s investment adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Fund’s Board of Trustees. At October 31, 2007, these securities were valued at $9,295 or 18% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2007.

3	Convertible bond.

4	Step coupon security.

(CAN)	Canada.

The accompanying notes are an integral part of the financial statements.

15

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

William Gross

Portfolio Manager (since 1987)

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality.

TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association (5.500% - 02/01/2035)	5.5%
Federal National Mortgage Association TBA (6.000% - 11/13/2037)	4.7
Federal National Mortgage Association (5.000% - 03/01/2036)	4.6
U.S. Treasury Notes (3.500% - 01/15/2011)	4.0
Federal National Mortgage Association TBA (5.500% - 11/13/2037)	3.7
Federal National Mortgage Association (5.500% - 05/01/2034)	2.5
Federal National Mortgage Association (5.500% - 07/01/2037)	2.4
Federal National Mortgage Association TBA (5.000% - 11/13/2037)	2.0
Federal National Mortgage Association (5.500% - 07/01/2037)	1.8
Federal National Mortgage Association (5.500% - 05/01/2037)	1.8

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The primary focus during the fiscal year centered on problems in the subprime mortgage sector. During most of the year, stronger economic data made it difficult for the Federal Reserve to ease, given its focus on inflation concerns. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices removed) remained above the Fed’s targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market.

The Fed remained on hold through most of the fiscal year after pausing in August 2006 with the federal funds rate at 5.25%. However, turmoil in the subprime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August 2007, the Fed cut the discount rate by 50 basis points (bps), or one-half of a percentage point, to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18 meeting, the Fed cut both the federal funds rate and discount rate by 50 bps, to 4.75% and 5.25%, respectively. At its October 31 meeting, the Fed cut the federal funds rate by another 25 bps, to 4.50%, but stated its view that the risks of inflation and economic growth were roughly equal, indicating that additional rate cuts might not be needed. At the end of October 2007 the benchmark 10-year U.S. Treasury Note yielded 4.48%, 13 bps lower than at the start of the fiscal year.

Performance

The Harbor Bond Fund outperformed its benchmark, the Lehman Brothers Aggregate Index, for the fiscal year and continued its longer term outperformance of the benchmark. The Fund returned 5.97% (Institutional Class) and 5.71% (Administrative Class) for the fiscal year. By comparison, the benchmark returned 5.38%. The Fund also outperformed the benchmark for the five-year and ten-year periods ended October 31, 2007.

The Fund’s performance was relatively stable despite a volatile market (most noticeable in the last three months) as we employed curve-steepening strategies, an underweighted position in investment-grade corporate bonds, and an emphasis on emerging market currencies. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AA+ level.

The Fund benefited from tactical portfolio adjustments and holdings in non-index securities as well as direct holding of currency. In particular, holdings of emerging market currencies more than offset the negative impact of an overweight in prime, AAA-rated, agency-guaranteed mortgage-backed securities, which lost ground as volatility soared during the summer.

16

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

For the first part of the fiscal year, the main detractors from the Fund’s performance were an above-benchmark duration, curve-steepening strategies in the United Kingdom, and an underweight to investment-grade corporate bonds. In the second part of the year, however, as subprime mortgage problems worsened, investors sought the quality of U.S. Treasury bonds and bid up expectations of interest rate cuts by the Federal Reserve. As a result, curve-steepening strategies and an underweight to corporate bonds proved valuable.

As investors priced in greater expectations of cuts by the Federal Reserve, our underweight to the U.S. dollar began to pay significant dividends, most noticeably in September and October as major developed and developing countries saw their currencies appreciate. Out-of-index allocations proved valuable diversifiers. While an allocation to short-maturity Treasury Inflation Protected Securities (TIPS) detracted from performance earlier in the year, more recently this strategy added value as the price of oil reached new records. High-yield bonds added to performance earlier in the year on strong earnings results and low default levels, but spreads widened significantly in the summer, thus detracting from overall performance.

Outlook and Strategy

Over the next 18 months, we expect financial restructuring and an economic slowdown brought on by the subprime-induced credit crisis. We expect the U.S. to decelerate into a “stall speed” growth of about 1%-2%. We believe that central banks are likely to ease further or shelve plans to raise rates in order to help the global economy avert a recession. Such policies would imply steeper yield curves worldwide, while relatively lower rates in the United States suggest a further weakening of the U.S. dollar.

With respect to portfolio strategy, we plan to:

•	Focus on high quality assets and strategies that should benefit from steeper yield curves and U.S. dollar weakness;

•	Emphasize short maturities in the U.S. and United Kingdom, where curve steepening is expected to be most pronounced, while keeping overall duration neutral to slightly longer than the index;

•	Overweight high quality mortgage-backed bonds that may offer more compelling valuations now that market volatility has increased;

•	Continue to insulate the portfolio from the subprime crisis, looking to own high-quality, short-term asset-backed bonds backed by strong collateral;

•	Trim our corporate underweight, recognizing that sharply wider credit premiums have made certain corporate issues and bank loans more attractive, especially in the auto and financial sectors;

•	Continue to favor locally issued emerging market bonds of high quality issuers such as Mexico, Russia, and Brazil, where we believe that valuations do not reflect improving fundamentals;

•	Take currency exposure largely in emerging market currencies in an attempt to gain from an expected weakening in the U.S. dollar; and

•	Hold modest levels of lower-volatility municipal bonds and TIPS to help protect the portfolio against unexpected increases in interest rates and inflation.

This report contains the current opinions of Pacific Investment Management Company LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Bond Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. PIMCO computed the portfolio credit rating of AA+ by averaging the credit ratings of all portfolio holdings. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

17

Harbor Bond Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 014

Cusip: 411511108

Ticker: HABDX

Inception Date: 12-29-1987

ADMINISTRATIVE CLASS

Fund #: 214

Cusip: 411511686

Ticker: HRBDX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	1,019	9,206
Total Net Assets (000s)	$2,693,327	$9,902,049
Average Market Coupon	5.33%	5.44%
Yield to Maturity	5.61%	5.23%
Weighted Average Maturity	6.46 years	7.17 years
Weighted Average Duration	5.37 years	4.55 years
Weighted Average Credit Quality	AA+	AA1/AA2
Portfolio Turnover Rate (Year Ended 10-31-2007)	213%

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1997 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Bond Fund
	Institutional Class	5.97%	5.11%	6.43%	$18,648
	Administrative Class	5.71	4.86	6.17	18,196
	Comparative Index
	LB AGG	5.38%	4.41%	5.91%	$17,756

As stated in the Fund’s current prospectus, the expense ratios were 0.58% (Institutional Class) and 0.83% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The performance of the Administrative Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Administrative Class.

18

Harbor Bond Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.56%

Total Net Assets (000s):

    $2,650,770

ADMINISTRATIVE CLASS

Net Expense Ratio: 0.81%

Total Net Assets (000s):

    $42,557

CREDIT QUALITY (% of investments)

MATURITY PROFILE (% of investments)

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,038.56	$2.89
Hypothetical (5% return)	1,000.00	1,022.29	2.87
Administrative Class
Actual	$1,000.00	$1,037.25	$4.18
Hypothetical (5% return)	1,000.00	1,021.00	4.15
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

19

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Total Investments (% of net assets)

(Excludes net cash and short-term investments of -12.8%)

ASSET-BACKED SECURITIES—3.5%
Principal Amount (000s)		Value (000s)

	ACE Securities Corp.
	Series 2006-ASP5 Cl. A2A
$2,728	4.953%—10/25/2036[1,2]	$2,694
	Argent Securities Inc. Pass Through Certificates
	Series 2006-M2 Cl. A2A
1,493	4.923%—09/25/2036[1,2]	1,482
	Asset Backed Funding Certificates Series 2006-HE1 Cl. A2A
3,135	4.933%—01/25/2037[1,2]	3,100
	Countrywide Asset-Backed Certificates Series 2006-16 Cl. 2A1
1,328	4.923%—11/25/2046[1,2]	1,320
	Series 2006-19 Cl. 2A1
4,375	4.933%—03/25/2037[1,2]	4,329
	Series 2001-BC3 Cl. A
449	5.353%—12/25/2031[1,2]	437

		6,086

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
3,633	4.933%—11/25/2036[1,2]	3,579
	Daimler Chrysler Auto Trust
	Series 2006-C Cl. A2
2,595	5.864%—05/08/2009[2]	2,596
	First Franklin Mortgage Loan Asset Backed Certificates
	Series 2006-FF9 Cl. 2A1
13,615	4.933%—06/25/2036[1,2]	13,429
	GSAMP Trust
4,390	4.943%—09/25/2036-12/25/2036[1,2]	4,348
	HSI Asset Securitization Corp Trust Pass Through Certificates
	Series 2006-HE2 Cl. 2A1
2,399	4.933%—12/25/2036[1,2]	2,358
	Indymac Residential Asset Backed Trust
	Series 2006-E Cl. 2A1
2,650	4.933%—04/25/2037[1,2]	2,622
	JP Morgan Mortgage Acquisition Corp. Pass Through Certificates
	Series 2006-WMC3 Cl. A2
1,695	4.923%—08/25/2036[1,2]	1,680

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
$119	5.153%—10/25/2034[1,2]	$116
	Nelnet Student Loan Trust
	Series 2006 3 Cl. A1
1,566	5.183%—09/25/2012[1,2]	1,565
	Newcastle Mortgage Securities Trust
	Series 2006-1 Cl. A1
2,102	4.943%—03/25/2036[1,2]	2,090
	Option One Mortgage Loan Trust
	Series 2007-1 Cl. 2A1
4,021	4.923%—01/25/2037[1,2]	3,978
	Park Place Securities Inc.
	Series 2004-MCW1 Cl. A1
4,371	5.185%—10/25/2034[1,2]	4,197
	Residential Asset Mortgage Products Inc. Pass Through Certificates
	Series 2006-RZ4 Cl. A1A
4,407	4.953%—10/25/2036[1,2]	4,357
	Residential Asset Securities Corp. Pass Through Certificates
	Series 2006-KS8 Cl. A1
8,160	4.933%—10/25/2036[1,2]	8,083
	Series 2006-KS9 Cl. AI1
4,064	4.943%—11/25/2036[1,2]	4,019

		12,102

	Saxon Asset Securities Trust
	Series 2006-3 Cl. A1
1,824	4.933%—11/25/2036[1,2]	1,802
	SBI Home Equity Loan Trust Pass Through Certificates
	Series 2006-1A Cl. 1A2A
2,437	5.043%—08/25/2036[1,2,3]	2,317
	Securitized Asset Backed Receivables LLC Pass Through Certificates
	Series 2007-HE1 Cl. 2A2
6,209	5.380%—12/25/2036[1,2]	5,976
	SLM Student Loan Trust
	Series 2006-3 Cl. A2
1,152	5.084%—01/25/2016[1,2]	1,152
	Small Business Administration
	Series 2003-20I Cl. 1
713	5.130%—09/01/2023[2]	716
	Series 2001-20A Cl. 1
1,894	6.290%—01/01/2021[2]	1,955
	Series 2000-P10 Cl.1
135	7.449%—08/01/2010[2]	138

		2,809

	Soundview Home Equity Loan Trust
	Series 2006-EQ1 Cl. A1
2,584	4.923%—10/25/2036[1,2]	2,563
	Wells Fargo Home Equity Trust
	Series 2006-3 Cl. A1
2,859	4.923%—01/25/2037[1,2]	2,822
	Series 2005-4 Cl. AI1
2,575	4.993%—12/25/2035[1,2,3]	2,563

		5,385

TOTAL ASSET-BACKED SECURITIES (Cost $95,684)		94,383

20

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—0.8%
Principal Amount (000s)		Value (000s)

	Chrysler Finance Co.Term B
$13,000	9.360%—08/03/2014	$12,949
	CSC Holdings Inc. (Cablevision Term B)
1,772	6.875%—03/29/2013[1,2]	1,735
	Domtar Corp. Term B
336	B 6.475%—03/07/2014	331
	SLM Corp.
5,400	06/30/2008	5,401

TOTAL BANK LOAN OBLIGATIONS (Cost $19,851)		20,416

COLLATERALIZED MORTGAGE OBLIGATIONS—9.1%
	American Home Mortgage Investment Trust REMIC[4]
	Series 2004-4 Cl. 4A
2,310	4.390%—02/25/2045[1,2]	2,276
	Banc of America Funding Corp. REMIC[4]
	Series 2005-D Cl. A1
3,230	4.113%—05/25/2035[1,2]	3,178
	Bear Stearns Adjustable Rate Mortgage Trust REMIC[4]
	Series 2005-10 Cl. A1
11,861	4.750%—10/25/2035[1,2]	11,788
	Pass Thru Certificates
	Series 2003-1 CI. 6A1
1,395	5.038%—04/25/2033[2,5]	1,390
	Series 2000-2 Cl. A1
214	6.255%—11/25/2030[1,2]	213

		13,391

	Bear Stearns Alt-A Trust Pass Through Certificates
	Series 2005-7 Cl. 2A1
2,093	5.520%—09/25/2035[2]	2,095
	Bear Stearns Alt-A Trust REMIC
	Series 2006-8 Cl. 3A1
4,046	5.033%—02/25/2034[1,2,4]	4,011
	Series 2005-4 Cl. 3A1
4,321	5.377%—05/25/2035[2,4,5]	4,336

		8,347

	Bear Stearns Mortgage Funding Trust REMIC[4]
	Series 2007-AR1 Cl. 2A1
7,945	4.943%—06/26/2036[1,2]	7,915
	Bear Stearns Structured Products Inc.
	Series 2007-R7 Cl. A1
4,866	5.320%—01/25/2037[1,2,3]	4,834
	Countrywide Home Loan Mortgage Pass Through Trust:
	Series 2004-HYB9 Cl. 1A1
8,551	4.737%—02/20/2035[2,5]	8,481
	Series 2004-22 Cl. A3
4,714	4.796%—11/25/2034[2,5]	4,669

		13,150

	Countrywide Home Loan Mortgage Pass Through Trust REMIC[4]
	Series 2005-HYB9 Cl. 3A2A
1,420	5.250%—02/20/2036[1,2]	1,421

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Federal Home Loan Mortgage Corp. REMIC[4]
$7,075	5.000%—12/15/2020-04/25/2033[2]	$6,919
40,541	5.241%—07/15/2019-08/15/2019[1,2]	40,413
29,961	5.321%—02/15/2019[1,2]	29,870
3,480	5.391%—05/15/2036[1,2]	3,482
44,376	5.470%—10/15/2020[1,2]	44,243
261	5.541%—11/15/2030[1,2]	262
526	8.000%—08/15/2022[2]	525
78	9.000%—12/15/2020[2]	82

		125,796

	Federal National Mortgage Association
664	6.500%—12/25/2042[2]	683
	Federal National Mortgage Association REMIC[4]
	Series 2006-5 Cl. 3A2
900	4.672%—05/25/2035[1,2]	896
	FHLMC Structured Pass Through Securities
1,784	5.719%—08/15/2032[2,5]	1,774
	FHLMC Structured Pass Through Securities REMIC[4]
	Series T-63 Cl. 1A1
529	6.229%—02/25/2045[1,2]	531
	First Nationwide Trust REMIC[4]
	Series 2001-3 Cl. 1A1
36	6.750%—08/21/2031[2]	36
	GSR Mortgage Loan Trust Pass Through Certificates
	Series 2005-AR7 Cl. 6A1
5,286	5.250%—11/25/2035[2,5]	5,070
	GSR Mortgage Loan Trust REMIC[4] Pass Through Certificates
	Series 2005-AR6 Cl. 2A1
14,354	4.538%—09/25/2035[1,2]	14,240
	Harborview Mortgage Loan Trust REMIC[4] Pass-through Certificates
	Series 2005-2 Cl. 2A1A
963	5.241%—05/19/2035[1,2]	946
	IndyMac ARM Trust REMIC[4]
	Series 2001-H2 Cl. A2
26	6.601%—01/25/2032[1,2]	26
	IndyMac Index Mortgage Loan Trust REMIC[4] Pass Through Certificates
	Series 2005-AR31 Cl. 1A1
6,312	5.171%—01/25/2036[2,5]	6,231
	Lehman Brothers Floating Rate Commercial Mortgage Trust Pass Through Certificates
	Series 2006-LLFA Cl. A1
869	5.171%—09/15/2021[1,2,3]	869
	Merrill Lynch Mortgage Investors Inc. Pass Through Certificates
	Series 2005-A10 Cl. A
2,703	5.083%—02/25/2036[1,2]	2,675
	Series 2005-3 Cl. 4A
993	5.123%—11/25/2035[1,2]	989

		3,664

	Morgan Stanley Capital I
	Series 2007-XLFA Cl. A1
2,258	5.380%—10/15/2020[1,2,3]	2,249
	Structured Asset Mortgage Investments Inc. Pass Through Certificates
	Series 2005-AR5 Cl. A2
3,305	5.271%—07/19/2035[1,2]	3,291

21

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Structured Asset Securities Corp. REMIC[4]
	Series 2002-1A Cl. 4A
$60	6.063%—02/25/2032[1,2]	$60
	Series 2001-21A Cl. 1A1
49	7.192%—01/25/2032[1,2]	49

		109

	Thornburg Mortgage Securities Trust REMIC[4] Pass Through Certificates
	Series 2006-6 Cl. A1
3,992	4.983%—12/26/2036[1,2]	3,946
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-WHL7 Cl. A1
12,739	5.181%—09/15/2021[1,2,3]	12,699
	Washington Mutual REMIC[4] Pass Through Certificates
	Series 2005-AR13 Cl. A1A1
997	5.610%—10/25/2045[1,2]	980
	Wells Fargo Mortgage Backed Securities REMIC[4]
	Series 2006-AR2 Cl. A1
5,475	4.950%—03/25/2036[2,5]	5,421

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $246,805)		246,064

CORPORATE BONDS & NOTES—24.6%
	American Airlines Inc.
	Series 2001-2 Cl. A1
187	6.978%—04/01/2011[2]	187
	American Express Bank
9,500	6.000%—09/13/2017[2]	9,607
	American Express Centurion Bank
9,500	6.000%—09/13/2017[2]	9,600
	American Honda Finance Corp. MTN[6]
4,200	5.350%—08/05/2008[1,2,3]	4,200
5,700	5.410%—02/09/2010[1,2,3]	5,689

		9,889

	American International Group Inc.
900	5.050%—10/01/2015[2]	874
	Anadarko Petroleum Corp.
15,200	6.094%—09/15/2009[1,2]	15,141
	ANZ National International Ltd.
5,000	5.396%—08/07/2009[1,2,3]	4,985
	AstraZeneca plc
1,700	5.900%—09/15/2017[2]	1,741
1,600	6.450%—09/15/2037[2]	1,692

		3,433

	AT&T Inc.
14,200	5.648%—05/15/2008[1,2]	14,193
	Barclays Bank plc
26,700	5.450%—09/12/2012[2]	27,091
	Bear Stearns Cos. Inc.
13,700	5.599%—07/19/2010[1,2]	13,483
	Bear Stearns Cos. Inc. MTN[6]
4,800	5.288%—03/30/2009[1,2]	4,760
12,200	5.590%—08/21/2009[1,2]	11,921

		16,681

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	BellSouth Corp.
$11,200	5.658%—08/15/2008[1,2]	$11,192
	BNP Paribas
9,600	5.186%—06/29/2049[2,3,5]	8,906
	Calabash Re Ltd.
	Series 2006-I Cl. A1
1,500	14.094%—01/08/2010[1,3]	1,560
	CEMEX (C10 Capital Ltd.)
3,100	6.722%—12/31/2049[2,3,5]	2,998
	China Development Bank
600	5.000%—10/15/2015[2]	583
	CIT Group Holdings Inc.
4,600	5.134%—01/30/2009[1,2]	4,476
	CIT Group Inc.
1,700	5.748%—12/19/2008[1,2]	1,659
	CIT Group Inc. MTN[6]
8,700	5.640%—08/17/2009[1,2]	8,362
2,900	5.708%—08/15/2008[1,2]	2,872

		11,234

	Citigroup Funding Inc. MTN[6]
1,200	4.950%—04/23/2009[1,2]	1,199
3,600	5.200%—06/26/2009[1,2]	3,586
10,300	5.714%—12/08/2008[1,2]	10,283

		15,068

	Citigroup Inc.
9,000	5.228%—12/28/2009[1,2]	8,976
4,700	5.240%—12/26/2008[1,2]	4,701
2,800	5.300%—10/17/2012[2]	2,811
4,200	5.500%—08/27/2012[2]	4,256
6,200	6.000%—08/15/2017[2]	6,331
5,600	6.125%—08/25/2036[2]	5,481

		32,556

	Comcast Corp.
5,500	5.543%—07/14/2009[1,2]	5,480
1,200	5.875%—02/15/2018[2]	1,200
1,200	6.450%—03/15/2037[2]	1,214

		7,894

	Corp Nacional del Cobre de Chile—CODELCO
500	6.150%—10/24/2036[2,3]	501
	DaimlerChrysler North America Holding Corp. MTN[6]
4,400	5.810%—08/03/2009[1,2]	4,406
6,300	6.053%—03/13/2009[1,2]	6,295

		10,701

	Deutsche Bank AG
8,400	6.000%—09/01/2017[2]	8,609
	El Paso Corp. MTN[6]
200	8.050%—10/15/2030[2]	206
	Enel Finance International SA
12,600	6.250%—09/15/2017[2,3]	12,931
	Export-Import Bank of China
600	4.875%—07/21/2015[2]	579
	Ford Motor Credit Co.
4,430	7.250%—10/25/2011[2]	4,124
	Gaz Capital SA
900	6.212%—11/22/2016[2,3]	890

22

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Gazprom
$4,400	10.500%—10/21/2009[2]	$4,809
	General Electric Capital Corp.
14,500	5.500%—09/15/2067[1,3]	21,088
	General Electric Capital Corp. MTN[6]
7,000	5.095%—10/26/2009[1,2]	6,984
2,800	5.250%—01/20/2010[1,2]	2,795
10,100	5.280%—10/21/2010[1,2]	10,071
7,300	5.284%—01/05/2009[1,2]	7,295
2,000	5.443%—01/08/2016[1,2]	1,967
10,100	5.628%—08/15/2011[1,2]	10,047

		39,159

	General Electric Capital Corp. Series A
6,300	5.303%—09/25/2016[1,2]	6,276
	GMAC LLC
800	6.000%—12/15/2011[2]	710
	Goldman Sachs Group Inc.:
1,900	5.250%—12/23/2008[1,2]	1,896
7,700	5.300%—06/23/2009[1,2]	7,682
9,100	6.250%—09/01/2017[2]	9,273

		18,851

	Goldman Sachs Group Inc. MTN[6]
6,500	5.248%—03/30/2009[1,2]	6,482
5,000	5.470%—11/10/2008[1,2]	4,992
8,780	5.481%—07/23/2009[1,2]	8,788

		20,262

	H.J. Heinz Co.
800	6.428%—12/01/2020[2,3]	814
	HBOS plc MTN[6]
800	5.920%—09/29/2049[2,3,5]	728
	HBOS Treasury Services plc MTN[6]
7,300	5.254%—07/17/2009[1,2,3]	7,292
	HSBC Bank USA
5,400	5.864%—06/10/2009[1,2]	5,378
	HSBC Finance Corp.
3,300	5.240%—10/21/2009[1,2]	3,283
2,900	5.824%—09/15/2008[1,2]	2,899

		6,182

	HSBC Finance Corp. MTN[6]
4,200	5.809%—12/05/2008[1,2]	4,195
	HSBC Holdings plc
1,700	6.500%—05/02/2036[2]	1,684
	ICICI Bank Ltd.
7,100	5.788%—01/12/2010[1,2,3]	7,020
	John Deere Capital Corp. MTN
8,500	5.293%—04/15/2008-07/15/2008[1,2,6]	8,504
	JP Morgan Chase Capital XX
800	6.550%—09/29/2036[2]	752
	Korea Development Bank
15,000	5.370%—04/03/2010[1,2]	14,961
	Lehman Brothers Holdings Inc.
13,400	5.600%—08/21/2009[1,2]	13,252
	Lehman Brothers Holdings Inc. MTN[6]
200	5.260%—12/23/2008[1,2]	198
7,500	5.320%—04/03/2009[1,2]	7,405
3,400	5.429%—07/18/2011[1,2]	3,306
1,100	5.500%—05/25/2010[1,2]	1,084
3,000	5.630%—11/10/2009[1,2]	2,937

		14,930

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Merrill Lynch & Co. Inc.
$5,100	6.400%—08/28/2017[2]	$5,154
	Merrill Lynch & Co. Inc. MTN[6]
15,500	5.406%—05/08/2009[1,2]	15,362
4,400	5.665%—08/14/2009[1,2]	4,350
5,400	5.701%—12/04/2009[1,2]	5,330

		25,042

	MetLife Inc.
1,600	6.400%—12/15/2036[2]	1,521
	Metropolitan Life Global Funding I MTN[6]
8,800	5.560%—05/17/2010[1,2,3]	8,735
	Morgan Stanley
10,800	5.410%—05/07/2009[1,2]	10,752
	Morgan Stanley MTN[6]
14,400	5.333%—01/15/2010[1,2]	14,266
	MUFG Capital Finance 1 Ltd.
700	6.346%—07/29/2049[2,5]	669
	National Australia Bank Ltd.
4,700	5.765%—09/11/2009[1,2,3]	4,695
	Peabody Energy Corp.
1,600	7.875%—11/01/2026[2]	1,680
	Petroleum Export Ltd.
559	5.265%—06/15/2011[2,3]	557
	Pricoa Global Funding I
8,000	5.164%—01/25/2008[1,2,3]	8,001
	Qwest Capital Funding Inc.
43	7.250%—02/15/2011[2]	43
	Qwest Corp.:
300	7.500%—06/15/2023[2]	298
2,400	7.625%—06/15/2015[2]	2,538

		2,836

	Ras Laffan LNG III Series B
1,800	5.838%—09/30/2027[2,3]	1,696
	Resona Bank Ltd.
800	5.850%—09/29/2049[2,3,5]	742
	Rohm & Haas Co.
2,500	6.000%—09/15/2017[2]	2,538
	Royal Bank of Scotland plc
4,500	5.230%—07/21/2008[1,2,3]	4,500
	Santander Perpetual SA Unipersonal
4,900	6.671%—10/29/2049[2,3,5]	4,888
	Santander US Debt SA Unipersonal
5,000	5.729%—11/20/2009[1,2,3]	4,983
	Siemens Finance NV
6,100	5.410%—08/14/2009[1,2,3]	6,104
18,000	5.500%—02/16/2012[2,3]	18,247

		24,351

	SMFG Preferred Capital USD 1 Ltd.
2,300	6.078%—01/29/2049[2,3,5]	2,163
	Sprint Capital Corp.
1,100	6.125%—11/15/2008[2]	1,106
	State Street Capital Trust IV
700	6.694%—06/15/2037[1,2]	635
	Sumitomo Mitsui Banking Corp.
5,900	5.625%—07/29/2049[2,3,5]	5,516

23

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Time Warner Inc.
$4,400	5.730%—11/13/2009[1,2]	$4,376
	TNK-BP Finance SA
900	6.125%—03/20/2012[2,3]	855
	Transocean Inc.
4,400	5.869%—09/05/2008[1,2]	4,393
	UFJ Finance Aruba AEC
200	6.750%—07/15/2013[2]	211
	United Airlines Inc. Pass Through Certificates
1,802	8.310%—06/17/2015	110
	USB Capital IX
700	6.189%—04/15/2049[2,5]	706
	Vale Overseas Ltd.
900	6.250%—01/23/2017[2]	915
900	6.875%—11/21/2036[2]	940

		1,855

	Verizon Communications Inc.
14,700	5.280%—04/03/2009[1,2]	14,674
	Wachovia Bank NA
4,500	5.190%—06/27/2008[1,2]	4,495
6,900	5.200%—10/03/2008[1,2]	6,888
8,100	5.250%—03/23/2009[1,2]	8,081

		19,464

	Wachovia Corp.
1,600	5.625%—10/15/2016[2]	1,588
	Wachovia Corp. MTN6
3,800	5.671%—12/01/2009[1,2]	3,784
	Wal-Mart Stores Inc.
10,400	5.595%—06/06/2008[1,2]	10,406
	Westpac Banking Corp.
3,000	5.082%—06/06/2008[1,2]	2,998

TOTAL CORPORATE BONDS & NOTES (Cost $664,164)		661,167

FOREIGN GOVERNMENT OBLIGATIONS—0.1%
	Federative Republic of Brazil
2,200	10.250%—01/10/2028[2]	1,279
	Republic of Peru
1,500	9.125%—01/15/2008[2]	1,519

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,835)		2,798

MORTGAGE PASS-THROUGH—64.3%
	Federal Home Loan Mortgage Corp.
3,559	5.000%—10/01/2018[2]	3,519
47,877	5.500%—05/01/2037-09/01/2037[2]	47,143
16,151	6.000%—07/01/2016-09/01/2037[2]	16,293
77	7.214%—06/01/2024[1,2]	78

		67,033

	Federal Home Loan Mortgage Corp. TBA[7] November Delivery
31,000	6.000%—11/13/2037	31,199
	Federal Housing Authority Project 221D4 Banco-5
117	7.400%—02/01/2021[2]	119
	221D4 Greystone 98-4
2,844	7.450%—05/01/2021[2]	2,872

		2,991

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)

	Federal National Mortgage Association
$8,530	4.672%—08/01/2035[1,2]	$8,551
14,504	4.834%—06/01/2035[1,2]	14,454
249,011	5.000%—12/01/2016-06/01/2037[2]	240,809
833,649	5.500%—11/01/2016-09/01/2037[2]	822,700
199,459	6.000%—04/01/2016-10/01/2037[2]	201,189
1,957	6.429%—10/01/2040[1,2]	1,966
1,933	6.500%—04/01/2036-12/01/2036[2]	1,979
43	9.000%—11/01/2009[2]	44

		1,291,692

	Federal National Mortgage Association TBA[7]
	November Delivery
55,000	5.000%—11/13/2037	52,791
100,000	5.500%—11/13/2037	98,547
124,500	6.000%—11/13/2037	125,414
4,200	6.500%—11/13/2037	4,299
	December Delivery
48,000	5.500%—11/19/2022-12/12/2037	47,441

		328,492

	Government National Mortgage Association I
3,977	6.000%—06/15/2037[2]	4,031
	Government National Mortgage Association II
3	4.750%—07/20/2024[1,2]	4
2,483	5.750%—08/20/2022-02/20/2032[1,2]	2,501
543	6.125%—12/20/2024-11/20/2029[1,2]	549
483	6.375%—03/20/2017-02/20/2025[1,2]	489

		3,543

TOTAL MORTGAGE PASS-THROUGH (Cost $1,734,692)		1,728,981

MUNICIPAL BONDS—0.4%
	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[2]	4,468
	City of San Antonio TX
6,765	4.750%—05/15/2037[2]	6,777

TOTAL MUNICIPAL BONDS (Cost $10,533)		11,245

U.S. GOVERNMENT OBLIGATIONS—9.6%
	U.S. Treasury Bonds
3,886	2.000%—01/15/2026[2,8]	3,754
9,733	2.375%—01/15/2025-01/15/2027[2,8]	9,963
773	3.625%—04/15/2028[2,8]	953

		14,670

	U.S. Treasury Notes
25,925	1.875%—07/15/2013[2,8]	25,858
17,296	2.000%—04/15/2012-01/15/2016[2,8]	17,276
5,971	2.375%—04/15/2011[2,8]	6,066
8,528	2.625%—07/15/2017[2,8]	8,912
25,326	3.000%—07/15/2012[2,8]	26,624
101,785	3.500%—01/15/2011[2,8]	107,161
41,900	4.500%—05/15/2017	42,034
8,300	4.625%—02/15/2017[2]	8,498

		242,429

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $255,822)		257,099

24

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

PURCHASED OPTIONS—0.4%
No. of Contracts (000s)		Value (000s)
	Currency Options
14,000	Expire 03/2010	$690
	Eurodollar Options
4,325	Expire 12/2007	11
18,066	Expire 03/2008	70

		81

	Swap Options
231,080	Expire 02/2008	1,725
249,100	Expire 03/2008	1,742
256,900	Expire 09/2008	2,089
457,200	Expire 12/2008	4,608
78,000	Expire 02/2009	1,018

		11,182

TOTAL PURCHASED OPTIONS (Cost $6,539)		11,953

SHORT-TERM INVESTMENTS—6.6%
Principal Amount (000s)
BANK OBLIGATIONS
	Bank of Ireland
$15,250	5.400%—01/15/2010[2]	15,247
	Calyon Bank
7,300	5.340%—01/16/2009[2]	7,298
1,100	5.395%—06/29/2010[2]	1,100

		8,398

	Dexia Credit Local SA
24,900	5.270%—09/29/2008[2]	24,885
	Fortis Bank
6,800	5.265%—04/28/2008-06/30/2008[2]	6,798
4,800	5.300%—09/30/2008[2]	4,798

		11,596

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)
	Nordea Bank Finland plc
$3,700	5.298%—05/28/2008[2]		$3,699
10,000	5.308%—04/09/2009[2]		9,998

			13,697

	Royal Bank of Scotland plc
3,100	5.265%—03/26/2008[2]		3,100
	Skandinaviska Enskilda Banken
10,100	5.340%—08/21/2008[2]		10,099
	Societe Generale
3,000	5.271%—06/30/2008[2]		2,999
	Unicredito SpA
5,400	5.370%—05/29/2008		5,406

			95,427

REPURCHASE AGREEMENTS
56,700	Repurchase Agreement with Credit Suisse First Boston dated October 31, 2007 due November 1, 2007 at 4.500% collateralized by a U.S. Treasury Bond (market value $56,707)[2]		56,700
7,815	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.400% collateralized by Federal Home Loan Bank Notes (market value $7,975)		7,815

			64,515

U.S. TREASURY BILLS
	U.S. Treasury Bills
10,410	3.770%—12/13/2007[2]		10,365
190	3.779%—12/13/2007[2]		189
160	3.780%—12/13/2007[2]		159
155	3.790%—12/13/2007[2]		154
85	3.810%—12/13/2007[2]		85
5,505	3.860%—12/13/2007[2]		5,480
240	3.869%—12/13/2007[2]		239
340	3.880%—11/29/2007[2]		339
400	3.916%—11/29/2007[2]		399
150	3.930%—11/29/2007[2]		150
180	4.004%—12/13/2007[2]		179
365	4.150%—11/29/2007[2]		364

		18,102

TOTAL SHORT-TERM INVESTMENTS (Cost $178,044)			178,044

TOTAL INVESTMENTS—119.4% (Cost $3,214,969)			3,212,150

CASH AND OTHER ASSETS, LESS LIABILITIES—(19.4)%			(518,823)

TOTAL NET ASSETS—100.0%			$2,693,327

TBA COMMITMENTS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Description	Principal Amount (000s)	Coupon Rate	Delivery Date	Value (000s)
Federal National Mortgage Association (proceeds receivable $36,668)	$37,000	5.5%	Nov-37	$36,462
Federal National Mortgage Association (proceeds receivable $58,417)	58,000	6.0%	Nov-37	58,426
Federal National Mortgage Association (proceeds receivable $4,277)	4,200	6.5%	Nov-37	4,299

				$99,187

25

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	$7,673	$7,393	Nov-07	$280
Australian Dollar (Buy)	1,446	1,375	Nov-07	71
Brazilian Real (Buy)	30,939	25,792	Mar-08	5,147
Brazilian Real (Buy)	64,479	58,605	Jul-08	5,875
Canadian Dollar (Buy)	8,006	7,580	Nov-07	426
Canadian Dollar (Buy)	2,825	2,667	Nov-07	158
Canadian Dollar (Buy)	8,008	7,962	Dec-07	46
Chilean Peso (Buy)	1,050	982	Mar-08	68
Yuan Renminbi (Buy)	3,260	3,216	Nov-07	44
Yuan Renminbi (Sell)	3,260	3,244	Nov-07	(16)
Yuan Renminbi (Buy)	1,617	1,600	Nov-07	17
Yuan Renminbi (Sell)	1,617	1,604	Nov-07	(13)
Yuan Renminbi (Buy)	2,256	2,248	Jan-08	8
Yuan Renminbi (Sell)	2,256	2,232	Jan-08	(24)
Euro Currency (Sell)	7,013	6,898	Nov-07	(115)
Euro Currency (Buy)	301	294	Nov-07	7
Euro Currency (Sell)	7,013	6,993	Nov-07	(20)
Pound Sterling (Sell)	22,015	21,306	Nov-07	(709)
Pound Sterling (Sell)	21,980	21,852	Dec-07	(128)
Indonesian Rupiah (Buy)	1,804	1,890	May-08	(86)
Indian Rupee (Buy)	4,149	4,140	Nov-07	9
Indian Rupee (Buy)	17,094	16,137	May-08	957
Indian Rupee (Buy)	1,596	1,600	Aug-08	(4)
Japanese Yen (Sell)	2,365	2,379	Dec-07	14
South Korean Won (Buy)	5,308	5,237	Jan-08	71
South Korean Won (Buy)	2,463	2,376	May-08	87
South Korean Won (Buy)	5,892	5,714	Aug-08	178
Mexican Peso (Buy)	12,422	12,135	Mar-08	287
Mexican Peso (Buy)	3,448	3,362	Jul-08	86
Malaysian Ringgit (Buy)	6,735	6,662	May-08	73
New Zealand Dollar (Buy)	1,003	995	Nov-07	8
New Zealand Dollar (Buy)	1,000	1,000	Nov-07	—
Philippine Peso (Buy)	5,919	5,671	May-08	248
Polish Zloty (Buy)	2,954	2,765	Mar-08	189
Polish Zloty (Buy)	10,397	9,555	Jul-08	842
New Russian Ruble (Buy)	2,700	2,530	Nov-07	170
New Russian Ruble (Sell)	2,700	2,659	Nov-07	(41)
New Russian Ruble (Buy)	3,752	3,533	Dec-07	219
New Russian Ruble (Sell)	3,752	3,710	Dec-07	(42)
New Russian Ruble (Buy)	495	467	Dec-07	28
New Russian Ruble (Buy)	12,582	12,140	Jan-08	442
New Russian Ruble (Buy)	10,178	10,049	Jul-08	129
Swedish Krona (Buy)	1,713	1,579	Dec-07	134
Singapore Dollar (Buy)	6,995	6,809	Feb-08	186
Singapore Dollar (Buy)	12,364	11,841	May-08	523
South African Rand (Buy)	11	10	Mar-08	1
South African Rand (Buy)	95	85	Jul-08	10

				$15,840

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro CME (Buy)	432	$108,000	Sep-09	$67
Euro CME (Buy)	4,304	1,076,000	Dec-08	3,692
Euro CME (Buy)	6,300	1,575,000	Dec-08	7,452
Euro CME (Buy)	2,970	742,500	Sep-08	4,985
Eurodollar Futures (Buy)	3,279	819,750	Mar-09	883
Eurodollar Futures (Buy)	641	160,250	Jun-09	122
90-Day Euro Yen Futures (Buy)	439	109,750	Dec-07	127
90-Day United Kingdom Futures (Buy)	1,646	205,750	Jun-08	(109)
90-Day United Kingdom Futures (Buy)	581	72,625	Mar-08	22

26

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS—Continued

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
90-Day United Kingdom Futures (Buy)	762	$95,250	Sep-08	$760
90-Day United Kingdom Futures (Buy)	304	38,000	Dec-08	476
United Kingdom LIBOR Futures (Buy)	79	9,875	Dec-07	63
United Kingdom LIBOR Futures (Buy)	455	56,875	Mar-09	571
United Kingdom LIBOR Futures (Buy)	168	21,000	Jun-09	206
U.S. Treasury Notes 10 Yr. Futures (Buy)	46	4,600	Dec-07	49

				$19,366

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Swap Option (Call)	7,000,000	$99.11	Nov-07	$55
Swap Option (Call)	8,000,000	99.11	Nov-07	61
Swap Option (Call)	69,000,000	5.10	Feb-08	1,038
Swap Option (Call)	16,000,000	4.90	Feb-08	152
Swap Option (Call)	64,700,000	4.90	Mar-08	736
Swap Option (Call)	44,000,000	4.95	Mar-08	553
Swap Option (Call)	81,900,000	4.95	Sep-08	1,220
Swap Option (Call)	29,100,000	4.95	Sep-08	433
Swap Option (Call)	46,000,000	5.00	Dec-08	832
Swap Option (Call)	106,700,000	5.20	Dec-08	2,526
Swap Option (Call)	34,000,000	5.45	Feb-09	941
U. S. Treasury Notes 10 Yr. Futures (Call)	2,039	111.00	Nov-07	478
U. S. Treasury Notes 10 Yr. Futures (Call)	687	108.00	Nov-07	129
U. S. Treasury Notes 10 Yr. Futures (Put)	1,180	107.00	Nov-07	37
U. S. Treasury Notes 10 Yr. Futures (Call)	66	111.00	Feb-08	48

Written options outstanding, at value (premiums received of $7,101)				$9,239

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	3-Month AUD BBR-BBSW	Pay	7.000%	09/15/2009	AUD$	80,300	(326)
Deutsche Bank AG	6-Month AUD BBR-BBSW	Pay	7.000	03/20/2013		8,500	92
Deutsche Bank AG	6-Month AUD BBR-BBSW	Receive	6.500	03/20/2018		11,600	(2)
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Receive	12.780	01/04/2010	R$	10,400	94
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	12.948	01/04/2010		4,400	50
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	11.430	01/04/2010		10,700	(30)
Barclays Capital, London	3-Month BRL-Banco Central do Brazil	Pay	11.360	01/04/2010		11,700	(42)
UBS AG	Business Day-CDI	Pay	10.575	01/02/2012		18,400	39
Merrill Lynch & Co., Inc.	Business Day-CDI	Pay	11.980	01/02/2012		13,000	68
Barclays Capital, London	6-Month BP-LIBOR	Pay	6.000	12/20/2008		£17,700	(17)
Deutsche Bank AG	6-Month BP-LIBOR	Pay	6.000	12/20/2008		10,600	(13)
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	6.000	03/20/2009		9,300	(17)
Barclays Capital, London	6-Month BP-LIBOR	Pay	6.000	03/20/2009		10,000	(13)
Barclays Capital, London	6-Month BP-LIBOR	Pay	5.000	06/15/2009		10,600	40
Credit Suisse International	6-Month BP-LIBOR	Pay	5.000	06/15/2009		2,100	(4)
Merrill Lynch & Co., Inc.	6-Month BP-LIBOR	Receive	4.000	12/15/2035		2,000	152
Barclays Capital, London	6-Month BP-LIBOR	Receive	4.000	12/15/2036		2,200	346
Royal Bank of Scotland	6-Month BP-LIBOR	Receive	4.000	12/15/2036		6,100	770
Deutsche Bank AG	6-Month BP-LIBOR	Receive	5.395	12/15/2036		5,400	(10)
HSBC Bank USA, N.A.	6-Month BP-LIBOR	Receive	5.395	12/15/2036		4,000	489
Deutsche Bank AG	6-Month EUR-EURIBOR	Pay	5.000	12/19/2009		€17,800	148
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090	10/15/2010		7,200	136
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103	10/15/2010		1,000	20
UBS Warburg AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146	10/15/2010		1,300	28

27

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955%	03/28/2012		€2,200	(16)
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950	03/30/2012		3,500	(27)
Citibank N.A.	1-Month MXN-Mexico Interbank	Pay	8.170	11/04/2016	MEX$	8,900	(4)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.000	12/19/2017		¥670,000	70
Barclays Bank PLC	6-Month JPY-LIBOR	Pay	2.000	12/19/2017		350,000	36
Deutsche Bank AG	3-Month USD LIBOR	Pay	5.000	12/19/2009		$79,000	(338)
Royal Bank of Scotland	3-Month USD LIBOR	Receive	5.000	12/19/2012		34,000	281

Total Interest Rate Swaps							$2,000

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase	American International Group, Inc. 0.050% due 12/20/2007	Buy	0.050	12/20/2007		$20,900	(7)
Credit Suisse International	Ford Motor Credit Company 0.950% due 12/20/2007	Sell	0.950	12/20/2007		900	(2)
Morgan Stanley Capital Services, Inc.	Russian Federation 0.245% due 06/20/2008	Sell	0.245	06/20/2008		700	(1)
Morgan Stanley Capital Services, Inc.	GMAC LLC 1.050% due 09/20/2008	Sell	1.050	09/20/2008		5,500	(169)
Morgan Stanley Capital Services, Inc.	GMAC LLC 0.970% due 11/20/2008	Buy	0.970	11/20/2008		2,300	—
Royal Bank of Scotland	Indonesia SP 0.390% due 12/20/2008	Buy	0.390	12/20/2008		6,000	(6)
Royal Bank of Scotland	Indonesia SP 0.400% due 12/20/2008	Buy	0.400	12/20/2008		9,000	(7)
HSBC Bank USA, N.A.	Russian Federation 7.650% due 06/11/2013	Sell	0.700	04/20/2009		1,300	(5)
HSBC Bank USA, N.A.	United Mexican States 0.180% due 05/20/2009	Sell	0.180	05/20/2009		3,000	(2)
Chase Securities Inc.	Panama SP 0.730% due 01/20/2012	Sell	0.730	01/20/2012		3,000	(7)
Morgan Stanley Capital Services, Inc.	Panama SP 0.750% due 01/20/2012	Sell	0.750	01/20/2012		1,000	(1)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index 0.355% due 6/20/2012	Buy	0.355	06/20/2012		10,000	(153)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index 0.360% due 6/20/2012	Buy	0.360	06/20/2012		5,000	(75)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index 0.401% due 6/20/2012	Buy	0.401	06/20/2012		2,500	(33)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY-8 Index 1.833% due 6/20/2012	Buy	1.833	06/20/2012		1,400	(13)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index 1.846% due 6/20/2012	Buy	1.846	06/20/2012		1,000	(9)
Morgan Stanley Capital Services, Inc.	Dow Jones CDX N.A. HY-8 Index 2.080% due 6/20/2012	Buy	2.080	06/20/2012		1,000	1
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY-8 Index 2.127% due 6/20/2012	Buy	2.127	06/20/2012		600	2
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY-8 Index 2.070% due 6/20/2012	Sell	2.070	06/20/2012		1,400	—
Morgan Stanley Capital Services, Inc.	Dow Jones CDX N.A. HY-8 Index 2.170% due 6/20/2012	Sell	2.170	06/20/2012		500	2
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index 2.144% due 6/20/2012	Sell	2.144	06/20/2012		500	2
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index 2.179% due 6/20/2012	Sell	2.179	06/20/2012		700	3
Morgan Stanley Capital Services, Inc.	Russian Federation 0.795% due 08/20/2012	Sell	0.795	08/20/2012		5,600	23
Barclays Capital, London	GMAC LLC 3.650% due 09/20/2012	Sell	3.650	09/20/2012		2,500	(118)
Citibank N.A. .	GMAC LLC 3.720% due 09/20/2012	Sell	3.720	09/20/2012		2,500	(114)

28

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank PLC	Ford Motor Credit Company 5.650% due 09/20/2012	Sell	5.650%	09/20/2012	$1,300	24
Barclays Capital, London	Ford Motor Credit Company 4.150% due 09/20/2012	Sell	4.150	09/20/2012	2,500	(76)
Deutsche Bank AG	GMAC LLC 4.000% due 09/20/2012	Sell	4.000	09/20/2012	1,600	(58)
Barclays Bank PLC	Ford Motor Credit Company 6.150% due 09/20/2012	Sell	6.150	09/20/2012	7,200	252
Barclays Bank PLC	GMAC LLC 4.800% due 09/20/2012	Sell	4.800	09/20/2012	2,200	(26)
Deutsche Bank AG	General Motors Corporation 4.500% due 12/20/2012	Sell	4.500	12/20/2012	900	(22)
Citibank N.A.	General Motors Corporation 4.600% due 12/20/2012	Sell	4.600	12/20/2012	900	(18)
BNP Paribas Bank	General Motors Corporation 4.800% due 12/20/2012	Sell	4.800	12/20/2012	100	(1)
Merrill Lynch & Co., Inc.	CDX N.A. HY-8 Index 2.750% due 06/20/2012	Sell	2.750	06/20/2012	500	12
Merrill Lynch & Co., Inc.	Russian Federation 5.000% due 03/31/2030	Sell	0.780	03/20/2016	1,100	(7)
JP Morgan Chase	Russian Federation 5.000% due 03/31/2030	Sell	0.800	03/20/2016	1,100	(5)
JP Morgan Chase	United Mexican States 5.000% due 03/31/2030	Sell	0.920	03/20/2016	300	7
Chase Securities Inc.	Panama SP 1.250% due 01/20/2017	Sell	1.250	01/20/2017	500	(2)
Credit Suisse Securities (USA) LLC	Panama SP 1.200% due 02/20/2007	Sell	1.200	02/20/2017	900	(7)

Total Credit Default Swaps						$(616)

Total Swaps						$1,384

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Par Value (000s)	Security	Value (000s)
$1,600	Federal National Mortgage Association	$1,636
89,900	United States Treasury Notes	90,360

	Fixed Income Investments Sold Short, at value (proceeds $91,651)	$91,996

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2007.

2	At October 31, 2007, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $2,743,812 or 102% of net assets.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the Fund’s investment adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Fund’s Board of Trustees. At October 31, 2007, these securities were valued at $176,815 or 7% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2007.

6	MTN after the name of a security stands for Medium Term Note.

7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2007. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

8	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the financial statements.

29

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER Pacific Investment Management Company LLC 840 Newport Center Drive P. O. Box 6430 Newport Beach, CA 92658-6430 John Brynjolfsson, CFA Portfolio Manager (since 2005)

PIMCO has subadvised the Fund since its inception on December 1, 2005.

INVESTMENT GOAL

Seeks maximum real return, consistent with preservation of real capital.

PRINCIPAL STYLE CHARACTERISTICS

Inflation-indexed fixed income securities.

TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes (0.875 - 04/15/2010)	20.3%
U.S. Treasury Notes (1.875 - 07/15/2015)	17.2
Federal National Mortgage Association TBA (5.500 - 11/19/2022)	16.7
Federal National Mortgage Association (5.500 - 03/01/2037)	14.9
U.S. Treasury Notes (3.000 - 07/15/2012)	13.8
U.S. Treasury Bonds (2.375 - 01/15/2025)	11.1
U.S. Treasury Notes (2.000 - 01/15/2026)	9.2
Federal National Mortgage Association (5.500 - 06/01/2037)	7.2
U.S. Treasury Bonds (2.375 - 01/15/2027)	6.8
U.S. Treasury Notes (2.375 - 01/15/2017)	4.4

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review

Subprime mortgage concerns were the primary focus during the fiscal year ended October 31, 2007. During most of the year stronger economic data made it difficult for the Federal Reserve to ease monetary policy. The unemployment rate remained relatively low and consumers experienced real wage gains, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices removed) remained above the Fed’s targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, dealing another blow to an already soft housing market.

After pausing in August 2006 with the federal funds rate at 5.25%, the Federal Reserve remained on hold through most of fiscal 2007. However, turmoil in the subprime market and the liquidity crunch in the asset-backed commercial paper market eventually drove the Fed to take action. Its first move, in August 2007, was to cut the discount rate by 50 basis points (bps) to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18 meeting, citing developments in financial markets that had increased the uncertainty surrounding the economic outlook, the Fed cut both the federal funds rate and the discount rate by 50 bps, to 4.75% and 5.25%, respectively. In trimming the federal funds rate by an additional 25 bps, to 4.50%, at its October 31 meeting, the Fed stated its opinion that the upside risks to inflation and the downside risks to economic growth were approximately equal, an indication that further rate cuts might not be forthcoming. At the end of October 2007 the benchmark 10-year Treasury Note yielded 4.48% percent, 13 bps lower than at the start of the fiscal year. Ten-year real yields ended the fiscal year at 2.11%, 14 bps lower than 12 months earlier.

Performance

The Harbor Real Return Fund provided competitive results for the fiscal year ended October 31, 2007. The Fund returned 6.31% (Institutional Class) and 6.05% (Administrative Class), while the Lehman Brothers U.S. TIPS Index returned 6.33%.

The Fund’s investment process is based upon a long-term approach that utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, facilitating the identification and analysis of undervalued securities. No single strategy dominates returns; the total return strategy relies on multiple sources of value added in a highly diversified portfolio.

Despite a volatile market that was most noticeable in the last three months of the fiscal year, the Fund’s performance was relatively stable, as we employed an overweighted position in TIPS in

30

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

addition to an emphasis on emerging market currencies. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AA+ level.

A below-benchmark duration in the portfolio detracted from performance. The Fund benefited from tactical portfolio adjustments and holdings in non-index securities. In particular, while holdings of mortgage-backed securities detracted from performance, holdings in emerging market currencies and a curve-steepening bias in the United States and in the United Kingdom provided sources of added value. Also, an overweight to short-maturity TIPS in the U.S. added to performance as the price of oil reached new records.

Outlook and Strategy

We expect financial restructuring and an economic slowdown over the next 18 months, brought on by the subprime-induced credit crisis. We look for the U.S. to decelerate into a “stall speed” rate of growth of about 1%-2%. In our view, central banks are likely to ease further or shelve plans to raise rates in order to help the global economy avert a recession. We believe that such policies would imply steeper yield curves worldwide, while relatively lower rates in the United States would suggest a further weakening of the U.S. dollar.

With respect to portfolio strategy, we plan to:

•	Emphasize high quality assets, as well as strategies that would benefit from steeper yield curves and U.S. dollar weakness;

•	Continue to hold short-maturity U.S. nominal bonds, which should gain from expectations of Fed easing;

•

Overweight U.S. TIPS Index duration while maintaining a net short U.S. nominal duration, resulting in a neutral U.S. total duration, reflecting our view that longer-maturity TIPS should gain relative to nominal bonds as the global secular inflation outlook remains positive;

•	Employ relative value opportunities via net short positions in inflation-linked bonds (ILBs) in Euroland and the U.K. vs. nominal bonds in those regions, as nominals are expected to outperform;

•	Continue to focus on short-maturity nominal bonds in the U.K., as the yield curve is expected to steepen;

•

In Japan, hold positions in long-maturity ILBs vs. net short positions in nominals, as we believe that low expectations for long-term inflation should normalize due to a positive outlook for long-term growth;

•	Maintain an emphasis on high-quality mortgage-backed bonds that, in our view, appear to offer compelling value now that volatility has increased;

•	Continue to favor locally-issued emerging market bonds of high-quality issuers such as Mexico, Russia, and Brazil, where we believe that valuations do not reflect improving fundamentals; and

•	Take currency exposure largely in emerging market currencies to gain from expected U.S. dollar weakness.

This report contains the current opinions of Pacific Investment Management Company LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. PIMCO computed the portfolio credit rating of AA+ by averaging the credit ratings of all portfolio holdings. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

31

Harbor Real Return Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 025

Cusip: 411511520

Ticker: HARRX

Inception Date: 12-01-2005

ADMINISTRATIVE CLASS

Fund #: 225

Cusip: 411511512

Ticker: HRRRX

Inception Date: 12-01-2005

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	51	23
Total Net Assets (000s)	$26,508	$42,645
Average Market Coupon	4.5%	2.46%
Yield to Maturity	4.89%	4.00%
Weighted Average Maturity	10.09 years	9.43 years
Weighted Average Duration	7.08 years	6.65 years
Weighted Average Credit Quality	AA+	AAA/AAA
Portfolio Turnover Rate (Year Ended 10-31-2007)	661%	N/A

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-01-2005 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Real Return Fund
	Institutional Class	6.31%	N/A	4.19%	$10,818
	Administrative Class	6.05	N/A	3.94	10,770
	Comparative Index
	LB U.S. TIPS	6.33%	6.16%	4.75%	$10,931

As stated in the Fund’s current prospectus, the expense ratios were 0.57% (Net) and 1.83% (Gross) (Institutional Class); and 0.82% (Net) and 2.08% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

32

Harbor Real Return Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.56%

Total Net Assets (000s):

    $25,431

ADMINISTRATIVE CLASS

Net Expense Ratio: 0.82%

Total Net Assets (000s):

    $1,077

CREDIT QUALITY (% of investments)

MATURITY PROFILE (% of investments)

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,036.45	$2.89
Hypothetical (5% return)	1,000.00	1,022.29	2.87
Administrative Class
Actual	$1,000.00	$1,035.17	$4.18
Hypothetical (5% return)	1,000.00	1,020.99	4.15
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

33

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Total Investments (% of net assets)

(Excludes net cash and short-term investments of -66.3%)

COLLATERALIZED MORTGAGE OBLIGATIONS—4.0%
Principal Amount (000s)		Value (000s)

	Bear Stearns Adjustable Rate Mortgage Trust REMIC:[1] Series 2005-2 Cl. A2
$63	4.125%—03/25/2035[2]	$62
	Pass Through Certificates Series 2005-5 Cl. A2
64	4.550%—08/25/2035[2]	65

		127

	Federal Home Loan Banks. REMIC[1]
454	5.500%—05/15/2016[3]	457
	Federal Home Loan Mortgage Corp. REMIC[1]
479	5.321%—02/15/2019[2,3]	477

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,056)		1,061

CORPORATE BONDS & NOTES—2.9%
	American Express Bank
100	6.000%—09/13/2017	101
	Barclays Bank plc
100	5.450%—09/12/2012	102
	Bear Stearns Cos. Inc. MTN[4]
100	6.950%—08/10/2012	104
	Capital One Financial Corp.
100	6.750%—09/15/2017	103
	Chesapeake Energy Corp.
100	2.500%—05/15/2037[5]	112
	Ford Motor Credit Co.
100	7.800%—06/01/2012[3]	94
	General Electric Capital Corp.
100	5.500%—09/15/2067[6]	145

TOTAL CORPORATE BONDS & NOTES (Cost $730)		761

MORTGAGE PASS-THROUGH—55.8%
	Federal Home Loan Mortgage Corp.
499	5.000%—09/01/2037	479
	Federal National Mortgage Association:
591	6.000%—04/01/2021-10/01/2037	601
883	6.000%—08/01/2036-10/01/2036[3]	890
8,499	5.500%—12/01/2036-09/01/2037	8,381

		9,872

	Federal National Mortgage Association TBA[7] November Delivery
4,500	5.500%—11/19/2022	4,435

TOTAL MORTGAGE PASS-THROUGH (Cost $14,699)		14,786

U.S. GOVERNMENT OBLIGATIONS—103.5%
Principal Amount (000s)		Value (000s)

	U.S. Treasury Bonds:
$2,624	2.000%—07/15/2014-01/15/2026[3,8]	$2,539
2,868	2.375%—01/15/2025[3,8]	2,929
1,753	2.375%—01/15/2027[8]	1,799
386	3.625%—04/15/2028[3,8]	475
443	3.875%—04/15/2029[3,8]	569

		8,311

	U.S. Treasury Notes:
5,502	0.875%—04/15/2010[3,8]	5,377
4,778	1.875%—07/15/2013-07/15/2015[3,8]	4,720
1,649	2.000%—01/15/2014-01/15/2016[3,8]	1,645
1,137	2.375%—01/15/2017[3,8]	1,162
618	2.500%—07/15/2016[3,8]	638
502	2.625%—07/15/2017[3,8]	524
3,478	3.000%—07/15/2012[3,8]	3,656
239	3.500%—01/15/2011[3,8]	252
190	3.875%—01/15/2009[3,8]	195
803	4.250%—01/15/2010[3,8]	848
100	4.750%—08/15/2017	102

		19,119

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $27,177)		27,430

PURCHASED OPTIONS—0.1%

No. of Contracts (000s)
	Currency Options
200	Expire 06/2008	7
200	Expire 07/2010	11

		18

	Swap Options
5,000	Expire 11/2007	—

TOTAL PURCHASED OPTIONS (Cost $17)		18

SHORT-TERM INVESTMENTS—5.6%
(Cost $1,476)

Principal Amount (000s)
REPURCHASE AGREEMENTS
$1,476	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.400% collateralized by a Federal Home Loan Note (market value $1,507)	1,476

TOTAL INVESTMENTS—171.9% (Cost $45,155)		45,532

CASH AND OTHER ASSETS, LESS LIABILITIES—(71.9)%		(19,024)

TOTAL NET ASSETS—100.0%		$26,508

34

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	$196	$178	Nov-07	$18
Brazilian Real (Sell)	196	188	Nov-07	(8)
Brazilian Real (Buy)	10	9	Mar-08	1
Brazilian Real (Buy)	392	363	Jul-08	29
Canadian Dollar (Buy)	19	18	Nov-07	1
Canadian Dollar (Buy)	19	19	Dec-07	—
Swiss Franc (Sell)	16	15	Dec-07	(1)
Yuan Renminbi (Buy)	157	155	Jan-08	2
Yuan Renminbi (Sell)	157	157	Jan-08	—
Yuan Renminbi (Buy)	100	99	Mar-08	1
Yuan Renminbi (Sell)	100	99	Mar-08	(1)
Yuan Renminbi (Buy)	175	169	Mar-09	6
Yuan Renminbi (Sell)	175	171	Mar-09	(4)
Euro Currency (Sell)	269	263	Nov-07	(6)
Pound Sterling (Sell)	19	18	Nov-07	(1)
Pound Sterling (Sell)	19	19	Dec-07	—
Japanese Yen (Sell)	162	163	Dec-07	1
South Korean Won (Buy)	28	27	Jan-08	1
South Korean Won (Buy)	65	62	May-08	3
Mexican Peso (Buy)	207	204	Mar-08	3
Mexican Peso (Buy)	378	367	Jul-08	11
Malaysian Ringgit (Buy)	25	25	May-08	—
Polish Zloty (Buy)	103	95	Jul-08	8
New Russian Ruble (Buy)	69	66	Jan-08	3
New Russian Ruble (Sell)	34	34	Jan-08	—
New Russian Ruble (Buy)	39	38	Jul-08	1
Singapore Dollar (Buy)	3	3	Feb-08	—
Singapore Dollar (Buy)	95	92	May-08	3

				$71

TBA COMMITMENTS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Description	Principal Amount (000s)	Coupon Rate	Delivery Date	Value (000s)
Federal National Mortgage Association (proceeds receivable $4,406)	$4,500	5.5%	Nov-22	$4,435

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Swap Option (Call)	200,000	$5.67	Aug-08	$13
Swap Option (Put)	200,000	5.67	Aug-08	4

Written options outstanding, at value (premiums received of $17)				$17

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services, Inc.	6-Month AUD-Bank Bill Short Term	Pay	7.000%	12/15/2009	AUD$	800	$(3)
Deutsche Bank AG	6-Month AUD-Bank Bill Short Term	Pay	6.500	01/15/2010		300	(4)
Citibank N.A.	6-Month AUD-Bank Bill Short Term	Pay	6.500	01/15/2010		100	(1)
Deutsche Bank AG	6-Month AUD-Bank Bill Short Term	Pay	7.000	06/15/2010		1,000	(7)
Morgan Stanley Capital Services, Inc.	6-Month AUD-Bank Bill Short Term	Receive	6.750	12/15/2017		100	1
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Pay	10.115	01/02/2012	R$	100	(2)
Barclays Capital, London	Business Day—CDI	Pay	10.680	01/02/2012		1,000	(6)
UBS Warburg AG	3-Month BRL-Banco Central do Brazil	Pay	10.575	01/02/2012		500	(8)

35

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Capital, London	6-Month BP-LIBOR	Pay	5.000%	06/15/2009		£200	$(3)
Deutsche Bank AG	6-Month BP-LIBOR	Pay	6.000	03/20/2010		1,000	(3)
Credit Suisse International	6-Month BP-LIBOR	Pay	5.000	09/15/2010		200	(2)
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	5.000	09/15/2010		100	(1)
Credit Suisse International	6-Month BP-LIBOR	Receive	4.000	12/15/2035		100	6
Bank of America	3-Month CAD BA CDOR	Pay	5.000	06/20/2012	C$	2,000	8
Bank of America	3-Month CAD-Canada Bankers Acceptances	Receive	5.500	06/20/2017		1,500	(6)
JP Morgan Chase	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.261	07/14/2011		€400	11
BNP Paribas	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.987	12/15/2011		100	—
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.947	03/15/2012		200	(3)
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955	03/28/2012		100	(1)
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.070	09/14/2012		200	—
Barclays Capital, London	6-Month EUR-EURIBOR	Receive	5.000	03/19/2018		100	—
Morgan Stanley Capital Services, Inc.	6-Month JPY-LIBOR	Pay	1.000	03/18/2009		¥100,000	1
Morgan Stanley Capital Services, Inc.	6-Month JPY-LIBOR	Pay	1.500	06/20/2012		110,000	8
Citibank N.A	28-Day Mexican-TIIE-Banxico	Pay	8.170	11/04/2016	MEX$	2,800	(2)
Merrill Lynch & Co., Inc.	28-Day Mexican-TIIE-Banxico	Pay	8.170	11/04/2016		1,700	(1)
Morgan Stanley Capital Services, Inc.	28-Day Mexican-TIIE-Banxico	Pay	8.170	11/04/2016		300	—
Royal Bank of Scotland	3-Month USD-LIBOR	Receive	5.000	12/19/2017		$200	(10)
Barclays Capital, London	3-Month USD-LIBOR	Receive	5.000	12/19/2017		800	(39)
UBS Warburg AG	3-Month USD-LIBOR	Receive	5.000	12/19/2017		100	(5)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000	12/19/2037		100	7
Morgan Stanley Capital Services, Inc.	3-Month USD-LIBOR	Pay	5.000	12/19/2037		200	15

Total Interest Rate Swaps							$(50)

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000s)		Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	GMAC LLC 5.150% due 09/20/2008	Buy	5.150%	9/20/2008		$100	$—
Lehmans Brothers Special Financing Inc.	CDX HY-8 100 2.750% due 06/20/2012	Sell	2.440	6/20/2012		40	1
Merrill Lynch International	CDX HY-8 100 2.460% due 06/20/2012	Sell	2.460	6/20/2012		70	1
Merrill Lynch International	CDX HY-8 100 2.460% due 06/20/2012	Sell	2.750	6/20/2012		100	2
Bear Sterns International, Ltd	CDX HY-8 100 1.210% due 09/20/2012	Buy	1.210	9/20/2012		100	—
Merrill Lynch International	GMAC LLC 6.300% due 09/20/2012	Sell	6.300	9/20/2012		100	3
Deutsche Bank AG	GMAC LLC 5.400% due 09/20/2012	Sell	5.400	9/20/2012		100	1
BNP Paribas	The Goldman Sachs Group 0.390% due 12/20/2007	Buy	0.390	12/20/2012		100	1
Morgan Stanley Capital Services, Inc.	CDX IG-9 0.600% due 12/20/2012	Buy	0.600	12/20/2012		300	2
Morgan Stanley Capital Services, Inc.	CDX IG-9 0.600% due 12/20/2012	Buy	0.600	12/20/2012		300	2

Total Credit Default Swaps							13

Total Swaps							$(37)

36

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Par Value (000s)	Security	Value (000s)
$ 500	Federal Home Loan Mortgage Corporation	$480
8,500	Federal National Mortgage Association	8,392
500	Government National Mortgage Association I	497
1,545	United States Treasury Notes	1,575

	Fixed Income Investments Sold Short, at value (proceeds $10,877)	$10,944

1	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2007.

3	At October 31, 2007, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $27,447 or 104% of net assets.

4	MTN after the name of a security stands for Medium Term Note.

5	Convertible bond.

6	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the Fund’s investment adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Fund’s Board of Trustees. At October 31, 2007, these securities were valued at $145 or 1% of net assets.

7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2007. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

8	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

C$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the financial statements.

37

Harbor Short Duration Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

Ken O’Donnell, CFA

Portfolio Manager (since 2003)

FFTW has subadvised the Fund since its inception in 1992.

INVESTMENT GOAL

Total return that is consistent with preservation of capital.

PRINCIPAL STYLE CHARACTERISTICS

High quality short-term bonds.

TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes (4.875% - 05/15/2009)	8.5%
U.S. Treasury Notes (4.250% - 01/15/2011)	6.3
Banc of America Mortgage Securities Inc. (4.146% - 07/25/2034)	2.8
Citibank Credit Card Issuance Trust (5.150% - 03/07/2011)	2.8
Federal Home Loan Mortgage Corp. REMIC (5.243% - 03/15/2023)	2.8
Providian Gateway Master Trust (4.450% - 11/15/2011)	2.8
Citicorp Mortgage Securities Inc. REMIC (4.750% - 08/25/2034)	2.7
Washington Mutual Mortgage (3.800% - 06/25/2034)	2.7
Federal Home Loan Mortgage Corp. REMIC (4.375% - 04/15/2015)	2.6
Option One Mortgage Loan Trust (5.393% - 02/25/2035)	2.6

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Fixed income markets experienced an unprecedented liquidity crisis during the summer of 2007. Troubles in the subprime mortgage loan sector migrated to the banking sector, ultimately forcing central bank intervention in the capital markets. During this period, Treasuries were the best-performing asset class as investors adopted a “flight to quality” strategy, shunning riskier fixed income assets. Markets calmed later in the fiscal year, with higher quality securities staging a modest recovery, though not enough to wipe away earlier losses.

The Federal Open Market Committee eased policy rates in response to the banking crisis. As of October 31, 2007, the yield curve was forecasting additional reductions in the federal funds rate. Volatility in the credit markets raised the near term risks in the financial sector. Broker/dealers, hedge funds, and structured investment vehicles (SIVs) experienced significant losses and have become forced sellers of assets. While the embedded leverage in the financial markets has declined, it likely will be some time before the credit markets stabilize.

The U.S. economy has been surprisingly resilient, though there is mounting concern that problems in the housing sector could spill over into other areas of the economy. Even a modest reduction in consumer spending would result in a significant drag on growth. Meanwhile, inflation data continued to be suggestive of persistent pricing pressures. Recent declines in core goods prices were more than offset by increases in food and energy prices. The short term direction of interest rates likely will be determined by the greater of the two evils.

Performance

During this difficult period, the return of the Harbor Short Duration Fund slipped below the benchmark. The Fund returned 4.43% (Institutional Class) and 4.20% (Administrative Class) for the fiscal year ended October 31, 2007. This compares with a return of 5.78% for the Fund’s benchmark, the Merrill Lynch 1 to 3 Year U.S. Treasury Index.

The sub-par performance of the Fund can be attributed to non-government securities held in the portfolio. U.S. Treasury notes rallied during the crisis, leaving credit sectors behind. The Harbor Short Duration Fund focuses on the asset-backed securities (ABS) sector of the fixed income universe as a primary source of yield enhancement. The asset-backed category, comprised of credit card receivables and auto loans, as well as volatile subprime mortgages, performed poorly.

Interest rate strategies also detracted from incremental performance. The duration of the portfolio was maintained at a level shorter than the benchmark as a means to capture more attractive yields at the short end of the curve. As prices of U.S. Treasury securities soared, the capital gain contribution of the price change more than offset the yield disadvantage. Spreads between government and non-government (credit) securities continued to widen.

38

Harbor Short Duration Fund

MANAGER’S COMMENTARY—Continued

Outlook and Strategy

Given the instability in the credit markets, fed funds futures contracts continued to forecast a further decrease in short term interest rates. These conditions likely will persist for some time. We believe that the inverted yield curve provides an interesting opportunity to improve portfolio yield. As conditions unfold, the portfolio duration may be extended gradually to a level that is more neutral to the benchmark.

The Harbor Short Duration Fund focuses on the ABS sector of the fixed income universe as a primary source of yield enhancement. These securities typically are collateralized by consumer loan receivables such as credit card debt, auto loans, and residential mortgages. Consumer loans are pooled and the resultant cash flow stream is securitized, creating multiple securities with various maturities. Individual tranches of securities are credit enhanced in the securitization process to achieve the desired investment grade rating. The diversified loan pool provides a stream of cash flows, which are utilized to make interest and principal payments on the issued securities.

As of the end of the fiscal year, spreads in the ABS market were approaching the widest levels in recent history. These highly rated securities (mostly AAA) fit well with the high quality nature of the portfolio. We will continue to emphasize the ABS credit strategy as long as the sector provides attractive investment opportunities. We intend to continue managing the portfolio with a focus on long term performance while remaining mindful of the short term risks that are inherent with owning spread securities.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. Arise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

39

Harbor Short Duration Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 016

Cusip: 411511702

Ticker: HASDX

Inception Date: 01-01-1992

ADMINISTRATIVE CLASS

Fund #: 216

Cusip: 411511678

Ticker: HRSDX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	55	49
Total Net Assets (000s)	$71,756	$95,233
Average Market Coupon	4.98%	4.34%
Yield to Maturity	5.51%	3.97%
Weighted Average Maturity	2.83 Years	1.71 Years
Weighted Average Duration	1.40 Years	1.61 Years
Weighted Average Credit Quality	AAA	AAA
Portfolio Turnover Rate (Year Ended 10-31-2007)	59%	N/A

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1997 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index and the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Short Duration Fund
	Institutional Class	4.43%	2.90%	4.24%	$15,155
	Administrative Class	4.20	2.64	3.98	14,778
	Comparative Indices
	Merrill Lynch 1 to 3 YR U.S. Treasury	5.78%	2.85%	4.64%	$15,744

As stated in the Fund’s current prospectus, the expense ratios were 0.39% (Net) and 0.43% (Gross) (Institutional Class); and 0.64% (Net) and 0.68% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The performance of the Administrative Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Administrative Class.

40

Harbor Short Duration Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.39%

Total Net Assets (000s):

    $69,379

ADMINISTRATIVE CLASS

Net Expense Ratio: 0.64%

Total Net Assets (000s):

    $2,377

CREDIT QUALITY (% of investments)

MATURITY PROFILE (% of investments)

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,020.72	$1.97
Hypothetical (5% return)	1,000.00	1,023.21	1.97
Administrative Class
Actual	$1,000.00	$1,019.60	$3.24
Hypothetical (5% return)	1,000.00	1,021.92	3.24
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

41

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 0.8%)

ASSET-BACKED SECURITIES—49.7%
Principal Amount (000s)		Value (000s)

	AmeriCredit Automobile Receivables Trust
	Series 2005-DA Cl. A3
$765	4.870%—12/06/2010	$764
	Ameriquest Mortgage Securities Inc.:
	Series 2006-R1 Cl. M1
1,000	5.263%—03/25/2036[1,2]	849
	Series 2005-R1 Cl. M1
1,000	5.323%—03/25/2035[1,2]	996

		1,845

	Atlantic City Electric Transition Funding LLC
	Series 2002-1 Cl. A1
630	2.890%—07/20/2010[1]	625
	Capital Auto Receivables Asset Trust
	Series 2006-1 Cl. A2A
80	5.030%—09/15/2008[1]	80
	Chase Manhattan Auto Owner Trust
	Series 2006-B Cl. A2
397	5.280%—10/15/2009	397
	Citibank Credit Card Issuance Trust:
	Series 2003-A6 Cl. A6
1,027	2.900%—05/17/2010	1,016
	Series 2006-B2 Cl. B2
2,000	5.150%—03/07/2011[1]	2,002

		3,018

	Citigroup Mortgage Loan Trust Inc.
	Series 2005-OPT4 Cl. A2C
292	5.123%—07/25/2035[2]	292
	Contimortgage Home Equity Trust
	Series 1996-4 Cl. A10
1,365	5.571%—01/15/2028[1,2]	1,314
	Countrywide Asset-Backed Certificates
	Series 2005-4 Cl. MV1
1,000	5.333%—10/25/2035[1,2]	950
	DaimlerChrysler Master Owner Trust
	Series 2005-A Cl. A
1,600	5.141%—04/15/2010[2]	1,599
	Discover Card Master Trust I
	Series 2003-2 Cl. A
1,600	5.221%—08/15/2010[2]	1,601
	Federal National Mortgage Association
	Series 2002-W2 Cl. AF5
327	6.442%—06/25/2032[1,3]	326
	HSI Asset Securitization Corp Trust
	Series 2006-OPT2 Cl. M1
1,000	5.243%—01/25/2036[1,2]	887

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Long Beach Mortgage Loan Trust
	Series 2006-WL1 Cl. 2A2
$1,500	5.053%—01/25/2036[1,2]	$1,473
	Massachusetts RRB Special Purpose Trust
	Series 2005-1 Cl. A2
812	3.780%—09/15/2010[1]	807
	MBNA Credit Card Master Note Trust:
	Series 2006-A1 Cl. A
1,612	4.900%—07/15/2011	1,615
	Series 2005-A5 Cl. A5
1,000	5.091%—12/15/2010[2]	999
	Series 2002-A13 Cl. A
1,505	5.221%—05/17/2010[2]	1,505

		4,119

	Navistar Financial Dealer Note Master Trust
	Series 1998-1 Cl. A
1,000	5.033%—07/25/2011[2]	999
	Option One Mortgage Loan Trust
	Series 2005-1 Cl. M1
1,934	5.393%—02/25/2035[1,2]	1,835
	Peco Energy Transition Trust
	Series 2000-A Cl. A3
1,230	7.625%—03/01/2010	1,271
	Providian Gateway Master Trust
	Series 2004-FA Cl. D
2,000	4.450%—11/15/2011[4]	2,000
	Residential Asset Mortgage Products Inc.
	Series 2003-RS4 Cl. AIIB
775	5.533%—05/25/2033[2]	745
	Residential Asset Securities Corp.
	Series 2004-KS4 Cl. A2B3
1,500	5.253%—05/25/2034[2]	1,500
	Series 2005-KS2 Cl. M1
1,000	5.303%—03/25/2035[1,2]	993
	Series 2005-KS10 Cl. M2
1,000	5.313%—11/25/2035[2]	917
	Series 2005-KS1 Cl. M1
1,000	5.323%—02/25/2035[1,2]	926
	Series 2001-KS2 Cl. AII
731	5.333%—06/25/2031[2]	723

		5,059

	Residential Funding Mortgage Securities II Inc.
	Series 2003-HS2 Cl. AIIB
296	5.123%—06/25/2028[1,2]	289
	Specialty Underwriting & Residential Finance
	Series 2004-BC4 Cl. M1
1,000	5.673%—10/25/2035[1,2]	927
	Superior Wholesale Inventory Financing Trust
	Series 2005-A12 Cl. A
1,500	5.271%—06/15/2010[2]	1,499
	Wells Fargo Home Equity Trust
	Series 2005-4 Cl. AI3
1,000	5.253%—12/25/2035[1,2,4]	937

TOTAL ASSET-BACKED SECURITIES (Cost $36,482)		35,658

42

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—34.7%
Principal Amount (000s)		Value (000s)

	Banc of America Mortgage Securities Inc. Pass Through Certificates
	Series 2004-F Cl. 2A5
$2,000	4.146%—07/25/2034[2]	$1,975
	Citicorp Mortgage Securities Inc. REMIC[5]
	Pass Through Certificates
	Series 2004-5 Cl. 1A29
1,993	4.750%—08/25/2034[1]	1,967
	Federal Home Loan Banks
1,508	4.750%—10/25/2010	1,500
	Federal Home Loan Mortgage Corp. REMIC[5]
1,858	4.375%—04/15/2015[1]	1,827
1,695	5.491%—07/15/2023[2]	1,688
1,461	5.641%—02/15/2025[1,2]	1,467

		4,982

	Federal Home Loan Mortgage Corp. STRIPS[6]
1,754	5.341%—08/15/2036[1,2]	1,734
	Federal National Mortgage Association
1,673	5.144%—10/01/2035[2]	1,680
	Federal National Mortgage Association REMIC[5]
	Series 2003-38 Cl. FA
2,022	5.243%—03/25/2023[1,2]	2,015
	Series 1997-68 Cl. FC
881	5.563%—05/18/2027[2]	890
947	6.275%—01/25/2023[1,2]	980

		3,885

	First Horizon Alternative Mortgage Securities
	Series 2006-FA6 Cl. IIA1
1,304	6.250%—11/25/2036	1,316
	Residential Accredit Loans Inc.
	Series 2006-QS7 Cl. A1
948	6.000%—06/25/2036	953
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-20 Cl. 1A1
1,566	5.044%—01/25/2035[1,7]	1,594
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 2A1
628	6.698%—02/25/2032[1,2]	626

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Washington Mutual Mortgage Pass Through Certificates
	Series 2004-AR4 Cl. A6
$2,000	3.800%—06/25/2034[1,7]	$1,961
	Pass Through Certificates Series 2006-AR13 Cl. 1A
776	5.813%—10/25/2046[1,2]	762

		2,723

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $24,809)		24,935

U.S. GOVERNMENT OBLIGATIONS—14.8%
	U.S. Treasury Notes
4,500	4.250%—01/15/2011[1]	4,537
6,000	4.875%—05/15/2009[1]	6,082

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $10,462)		10,619

SHORT-TERM INVESTMENTS—0.3%
REPURCHASE AGREEMENTS
82	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1 2007 at 4.100% collateralized by a U.S. Treasury Note (market value $88)	82

U.S. TREASURY BILLS
	U.S. Treasury Bills
125	4.710%—11/15/2007	125

TOTAL SHORT-TERM INVESTMENTS (Cost $207)		207

TOTAL INVESTMENTS—99.5% (Cost $71,960)		71,419

CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		337

TOTAL NET ASSETS—100.0%		$71,756

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2007 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Notes 2 Yr. Futures (Buy)	112	$22,400	Dec-07	$75
U.S. Treasury Notes 5 Yr. Futures (Sell)	7	700	Dec-07	(4)

				$71

1	At October 31, 2007, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $41,768 or 59% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2007.

3	Step coupon security.

4	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the Fund’s investment adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Fund’s Board of Trustees. At October 31, 2007, these securities were valued at $2,937 or 4% of net assets.

5	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

6	Separate trading of registered interest and principal of securities (STRIPS) is a prestripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

7	Variable rate security. The stated rate represents the rate in effect at October 31, 2007.

The accompanying notes are an integral part of the financial statements.

43

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees &

Watts, Inc.

200 Park Avenue

New York, NY 10166

Ken O’Donnell, CFA

Portfolio Manager (since 2003)

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Current income. The Fund intends to maintain a stable share price of $1.

PRINCIPAL STYLE CHARACTERISTICS

Very short-term high quality money market instruments.

TOP TEN HOLDINGS (% of net assets)

Deutsche Bank Financial LLC	5.0%
Royal Bank of Scotland plc	4.8
Dresdner Finance	4.7
Abbey National LLC	4.5
Barclays Bank plc	4.5
CitiBank	4.5
Fortis Bank	4.5
Toronto Dominion Bank	4.5
ANZ National International Ltd.	3.8
BMW US Capital LLC	1.7

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Fixed income markets experienced an unprecedented liquidity crisis during the summer of 2007. Concerns of subprime mortgage exposures led to instability in the banking sector as overnight funding rates soared, forcing central banks to intervene. Markets calmed in September, though short term commercial paper yields remained elevated.

The U.S. economy was surprisingly resilient, though there was mounting concern that problems in the housing sector would spill over into other areas of the economy. Even a modest reduction in consumer spending would result in a significant drag on growth. Meanwhile, inflation data continued to be suggestive of persistent pricing pressures. Recent declines in core goods prices were more than offset by increases in food and energy prices. The short term direction of interest rates likely will be determined by the greater of the two evils.

The Federal Open Market Committee eased policy rates in response to the banking crisis. At the end of the fiscal year, the yield curve was forecasting additional reductions in the federal funds rate. Despite resilience in the economy, volatility in the credit markets raises near-term risks to the financial sector where broker/dealers have experienced significant losses. While the embedded leverage in the financial markets has declined, it likely will be some time before the credit markets stabilize.

Performance

Despite the uncertain interest rate environment, the Harbor Money Market Fund provided competitive returns. For the 12 months ended October 31, 2007, the Fund returned 5.18% (Institutional Class) and 4.92% (Administrative Class). This compares with the return of 5.13% for the Fund’s benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index.

The duration of the portfolio was maintained at a level shorter than the three-month benchmark in an attempt to capture attractive yield opportunities in the short end of the money market curve. The risk to this strategy is in the failure to have locked in current rates, if yields were to continue to fall. The overall duration position had a positive impact on the portfolio’s total return.

Several of the Fund’s peers in the money market fund industry were negatively impacted by exposures to asset-backed commercial paper (ABCP) from structured investment vehicles (SIVs). Several SIVs failed to make contractual principal payments on their ABCP programs. We are pleased to report that the Harbor Money Market fund had no exposure to the troubled SIV sector.

44

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

Outlook and Strategy

During the fiscal year, the federal funds rate declined from 5.25% to 4.50%, and fed funds futures contracts were pricing in an additional decrease in short-term interest rates to 4.25% in late 2007. We view the risk of a near term ease in policy rates to be remote and will continue to pursue attractive yields in the short end of the curve.

The Fund invests primarily in high quality money market instruments, including bank CDs, commercial paper, agency discount notes, and U.S. Treasury bills. The average days-to-maturity of the portfolio was held relatively short in response to the lack of opportunity to extend duration and pick up yield. We intend to keep the Fund invested in money market products with maturities inside of three months while maintaining a portfolio weighted average maturity in the mid-30-day range. Should the market take on a more hawkish tone and the yield curve steepen, we may consider extending the average-days-to-maturity to capture additional yield.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

45

Harbor Money Market Fund

FUND SUMMARY—October 31, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 015

Cusip: 411511405

Ticker: HARXX

Inception Date: 12-29-1987

ADMINISTRATIVE CLASS

Fund #: 215

Cusip: 411511660

Ticker: HRMXX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	50	1
Total Net Assets (000s)	$221,030	$237,774
Yield to Maturity	4.72%	3.99%
Weighted Average Maturity	0.09 years	0.16 years
Weighted Average Duration	0.09 years	0.16 years
Weighted Average Credit Quality	A-1+	AAA

CREDIT QUALITY (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-1997 through 10-31-2007

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 10-31-2007
			Average Annual		Final Value of a $10,000 Investment

		1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Money Market Fund
	Institutional Class	5.18%	2.82%	3.64%	$14,300
	Administrative Class	4.92	2.41	3.31	13,848
	Comparative Index
	Merrill Lynch 3-Month U.S. T-Bill	5.13%	2.97%	3.78%	$14,491
	Current Yield for Periods Ended 09/30/07
	Institutional Class	7 Days: 5.08%		30 Days: 5.10%
	Administrative Class	7 Days: 4.83		30 Days: 4.84

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return. The performance of the Administrative Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Administrative Class.

46

Harbor Money Market Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Net Expense Ratio: 0.28%

Total Net Assets (000s):

    $215,668

ADMINISTRATIVE CLASS

Net Expense Ratio: 0.53%

Total Net Assets (000s):

    $5,362

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in this the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2007)	Ending Account Value (October 31, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,025.79	$1.43
Hypothetical (5% return)	1,000.00	1,023.76	1.42
Administrative Class
Actual	$1,000.00	$1,024.51	$2.70
Hypothetical (5% return)	1,000.00	1,022.47	2.70
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

47

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—October 31, 2007

Total Investments (% of net assets)

(Excludes net cash of -0.5%)

BANK OBLIGATIONS—18.8%
Principal Amount (000s)		Value (000s)

	Barclays Bank PLC
$10,000	4.840%—02/29/2008	$10,000
	CitiBank
9,000	5.475%—11/16/2007	9,000
	Citibank New York N.A.
2,000	4.940%—01/18/2008	2,000
	Royal Bank of Scotland plc
10,500	5.680%—12/14/2007	10,505
	Toronto Dominion Bank
10,000	4.800%—11/28/2007	10,000

TOTAL BANK OBLIGATIONS (Cost $41,505)		41,505

COMMERCIAL PAPER—76.5%
	Abbey National LLC
10,000	5.020%—12/20/2007	9,932
	ABN AMRO North America Finance Inc.:
1,400	4.950%—01/15/2008	1,386
2,000	5.020%—01/14/2008	1,979
5,000	5.035%—01/09/2008	4,951

		8,316

	ANZ National International Ltd.
8,500	4.700%—11/13/2007	8,487
	Bank of America Corp.:
1,125	4.900%—11/07/2007	1,124
2,500	5.400%—11/08/2007	2,497

		3,621

	Barclays US Funding
600	4.670%—01/09/2008	595
	BMW US Capital LLC:
3,800	4.750%—11/01/2007	3,800
7,221	4.810%—11/01/2007	7,221

		11,021

	CBA Finance Inc.:
6,900	4.630%—11/30/2007	6,874
3,600	4.650%—01/30/2008	3,558

		10,432

	Charta Corp. Yrs. 3&4
4,500	5.255%—11/06/2007	4,497
	Deutsche Bank Financial LLC
11,000	4.800%—11/01/2007	11,000
	Dexia Delaware LLC:
6,292	4.930%—11/05/2007	6,289
2,800	5.020%—12/07/2007	2,786
1,350	5.060%—11/05/2007	1,349

		10,424

COMMERCIAL PAPER—Continued
Principal Amount (000s)		Value (000s)

	Dresdner Finance
$10,500	5.080%—12/19/2007	$10,429
	Fortis Bank
10,000	5.270%—11/14/2007	9,981
	General Electric Capital Services Inc.
2,000	4.760%—11/09/2007	1,998
	HBOS Treasury Services PLC:
1,200	4.900%—12/17/2007	1,193
1,000	5.070%—12/13/2007	994
5,000	5.400%—11/01/2007-12/17/2007	4,992
1,500	5.640%—11/06/2007	1,499

		8,678

	ING U.S. Funding LLC:
4,300	4.970%—12/27/2007	4,267
7,200	5.010%—12/03/2007-01/16/2008	7,159

		11,426

	JP Morgan Chase:
2,110	4.750%—11/01/2007	2,110
3,281	4.800%—11/01/2007-11/08/2007	3,278
6,000	5.030%—01/15/2008	5,937

		11,325

	Lloyds Bank PLC
6,000	4.740%—11/26/2007	5,980
	Societe Generale North America Inc.:
6,100	5.250%—11/05/2007	6,097
1,165	5.260%—11/13/2007	1,163
3,000	5.400%—11/07/2007	2,997

		10,257

	UBS Finance Inc.:
2,000	4.800%—11/05/2007	1,999
3,600	4.950%—11/19/2007	3,591
5,100	4.970%—01/18/2008	5,045

		10,635

	Westpac Securities NZ Ltd.:
3,800	5.100%—11/19/2007	3,790
4,500	5.150%—11/19/2007	4,488
1,800	5.450%—11/01/2007	1,800

		10,078

TOTAL COMMERCIAL PAPER (Cost $169,112)		169,112

REPURCHASE AGREEMENT—0.1%
(Cost $103)
103	Repurchase Agreement with State Street Corp. dated October 31, 2007 due November 1, 2007 at 4.100% collateralized by US Treasury Notes (market value $109)	103

48

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT AGENCIES—5.1%
Principal Amount (000s)		Value (000s)
	Federal Home Loan Banks
$7,000	4.710%—11/23/2007	$6,979
	Federal National Mortgage Association
4,300	4.710%—11/21/2007	4,288

TOTAL U.S. GOVERNMENT AGENCIES (Cost $11,267)		11,267

TOTAL INVESTMENTS—100.5% (Cost $221,987)[a]		221,987

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.5)%		(957)

TOTAL NET ASSETS—100.0%		$221,030

a	The aggregated identified cost on a tax basis is the same.

The accompanying notes are an integral part of the financial statements.

49

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2007

(All amounts in thousands, except per share amounts)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$50,505	$3,214,969	$45,155	$71,960	$221,987
Investments, at value	$48,786	$3,147,635	$44,056	$71,337	$221,884
Repurchase agreements	1,428	64,515	1,476	82	103
Cash	1	—	1	1	1
Foreign currency, at value (cost: $0; $13,502; $28; $0; $0)	—	13,701	28	—	—
Receivables for:
Investments sold	50	174,015	15,194	—	—
Foreign currency spot contracts	—	150	—	—	—
Capital shares sold	15	4,795	48	1,308	198
Interest	1,149	17,510	261	365	203
Open forward currency contracts	—	17,038	92	—	—
Swap agreements, at value (cost: $0; $3,689; $0; $0; $0)	—	5,073	—	—	—
Variation margin on futures contracts	—	58	—	—	—
Withholding tax receivable	—	53	—	—	—
Other assets	—	—	12	12	—
Prepaid registration fees	3	2	—	5	5
Prepaid fund insurance	1	16	—	1	2
Total Assets	51,433	3,444,561	61,168	73,111	222,396
LIABILITIES
Payables for:
Investments purchased	388	537,839	19,144	—	—
Foreign currency spot contracts	—	46	—	—	—
Capital shares reacquired	395	1,807	2	128	1,301
Dividends to shareholders	—	—	—	—	10
Investments sold short, at value (proceeds: $0; $91,651; $10,877; $0; $0)	—	91,996	10,944	—	—
Written options, at value (premiums received: $0; $7,101; $17; $0; $0)	—	9,239	17	—	—
Swap agreements, at value (cost: $0; $0; $6; $0; $0)	—	—	43	—	—
Interest on swap agreements	1	977	17	—	—
Interest on investments sold short	—	1,048	10	—	—
Reverse repurchase agreements	—	—	—	1,141	—
Open forward currency contracts	—	1,198	21	—	—
Variation margin on futures contracts	—	6,476	—	47	—
Due to custodian	—	158	—	7	—
Accrued expenses:
Management fees	26	1,084	10	12	35
12b-1 fees	1	9	—	—	1
Trustee’s fees and expenses	1	12	—	1	1
Transfer agent fees	3	113	1	3	10
Other	35	45	16	16	8
TBA sale commitments, at value	—	99,187	4,435	—	—
Total Liabilities	850	751,234	34,660	1,355	1,366
NET ASSETS	$50,583	$2,693,327	$26,508	$71,756	$221,030
Net Assets Consist of:
Paid-in capital	$50,729	$2,668,404	$26,268	$77,035	$220,995
Undistributed/(overdistributed) net investment income	357	6,605	(30)	563	46
Accumulated net realized loss	(212)	(13,480)	(46)	(5,372)	(11)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(291)	(3,408)	245	(541)	—
Unrealized appreciation of futures and forward contracts	—	35,206	71	71	—
	$50,583	$2,693,327	$26,508	$71,756	$221,030
NET ASSETS VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$44,281	$2,650,770	$25,431	$69,379	$215,668
Shares of beneficial interest[2]	4,057	224,913	2,561	8,411	215,668
Net asset value per share	$10.92	$11.79	$9.93	$8.25	$1.00
Administrative Class
Net assets	$595	$42,557	$1,077	$2,377	$5,362
Shares of beneficial interest[2]	54	3,613	108	288	5,362
Net asset value per share	$10.92	$11.78	$9.93	$8.24	$1.00
Investor Class
Net assets	$5,707
Shares of beneficial interest[2]	523	***NOT APPLICABLE***
Net asset value per share	$10.92

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

50

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2007

(All amounts in thousands)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
Investment Income:
Dividends	$13	$—	$—	$—	$—
Interest	3,719	133,169	935	3,867	10,589
Foreign taxes withheld	(3)	—	—	—	—
Total Investment Income	3,729	133,169	935	3,867	10,589
Operating Expenses:
Management fees	281	12,162	87	174	463
12b-1 fees:
Administrative Class	2	103	3	5	12
Investor Class	13	N/A	N/A	N/A	N/A
Shareholder communications	5	309	3	11	16
Custodian fees	84	395	66	80	44
Transfer agent fees:
Institutional Class	25	1,476	10	44	116
Administrative Class	—	25	1	1	3
Investor Class	10	N/A	N/A	N/A	N/A
Professional fees	2	67	—	2	5
Trustee’s fees and expenses	1	29	—	—	2
Registration fees	37	125	31	36	40
Miscellaneous	5	34	4	6	8
Total operating expenses	465	14,725	205	359	709
Management fees waived	—	(159)	(1)	(24)	(107)
Transfer fees waived	(7)	(344)	(2)	(10)	(27)
Other expenses waived	(54)	—	(97)	(29)	—
Other expense reimbursements and reductions	(1)	(21)	—	(1)	(10)
Net operating expenses	403	14,201	105	295	565
Interest Expense	—	—	—	(72)	—
Net Investment Income	3,326	118,968	830	3,500	10,024
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	(212)	19,045	129	463	—
Foreign currency transactions	—	(6,513)	(68)	(157)	—
Swap agreements	—	(1,826)	27	—	—
Futures contracts	—	(20,466)	—	134	—
Written options	—	(237)	6	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(794)	(1,634)	366	(946)	—
Swap agreements	—	(520)	(48)	—	—
Futures contracts	—	19,943	—	(2)	—
Forward currency contracts	—	18,070	85	108	—
Translations of assets and liabilities in foreign currencies	—	2,115	14	108	—
Net gain/(loss) on investment transactions	(1,006)	27,977	511	(292)	—
Net Increase in Net Assets Resulting from Operations	$2,320	$146,945	$1,341	$3,208	$10,024

The accompanying notes are an integral part of the financial statements.

51

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$3,326	$2,312	$118,968	$91,196
Net realized gain/(loss) on investments	(212)	227	(9,997)	(2,962)
Net unrealized appreciation/(depreciation) of investments	(794)	192	37,974	18,967
Net increase in assets resulting from operations	2,320	2,731	146,945	107,201
Distributions to Shareholders:
Net investment income:
Institutional Class	(2,705)	(2,062)	(138,823)	(69,331)
Administrative Class	(35)	(18)	(2,212)	(1,076)
Investor Class	(325)	(292)	N/A	N/A
Net realized gain on investments:
Institutional Class	(186)	(99)	—	(2,503)
Administrative Class	(3)	—	—	(40)
Investor Class	(30)	(13)	N/A	N/A
Return of Capital:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	N/A	N/A
Total distributions to shareholders	(3,284)	(2,484)	(141,035)	(72,950)
Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	17,634	(1,930)	341,515	348,047
Net increase/(decrease) in net assets	16,670	(1,683)	347,425	382,298
Net Assets:
Beginning of period	33,913	35,596	2,345,902	1,963,604
End of period*	$50,583	$33,913	$2,693,327	$2,345,902
* Includes undistributed/(overdistributed) net investment income of :	$357	$96	$6,605	$34,321

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

52

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2006 through October 31, 2007	December 1, 2005[a] through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006

$830	$396	$3,500	$2,608	$10,024	$6,925
94	(106)	440	(447)	—	(1)
417	(101)	(732)	820	—	—
1,341	189	3,208	2,981	10,024	6,924

(865)	(303)	(3,043)	(2,849)	(9,781)	(6,734)
(47)	(32)	(81)	(77)	(242)	(191)
N/A	N/A	N/A	N/A	N/A	N/A

(39)	—	—	—	—	—
(3)	—	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A

—	—	—	(209)	—	—
—	—	—	(6)	—	—
N/A	N/A	N/A	N/A	N/A	N/A
(954)	(335)	(3,124)	(3,141)	(10,023)	(6,925)
13,049	13,218	(7,381)	24,304	28,595	68,498
13,436	13,072	(7,297)	24,144	28,596	68,497

13,072	—	79,053	54,909	192,434	123,937
$26,508	$13,072	$71,756	$79,053	$221,030	$192,434
$(30)	$75	$563	$—	$46	$45

53

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$29,949	$9,223	$892,540	$803,796
Net proceeds from redemption fees	31	2	—	—
Reinvested in payment of distributions	2,062	1,769	115,351	60,602
Cost of shares reacquired	(15,586)	(14,027)	(670,363)	(522,464)
Net increase/(decrease) in net assets	$16,456	$(3,033)	$337,528	$341,934
Administrative Class:
Net proceeds from sale of shares	$36	$502	$21,759	$20,371
Reinvested in payment of distributions	38	18	2,212	1,116
Cost of shares reacquired	—	(3)	(19,984)	(15,374)
Net increase in net assets	$74	$517	$3,987	$6,113
Investor Class
Net proceeds from sale of shares	$2,116	$1,121
Net proceeds from redemption fees	2	—
Reinvested in payment of distributions	348	301	Not Applicable	Not Applicable
Cost of shares reacquired	(1,362)	(836)
Net increase in net assets	$1,104	$586
SHARES
Institutional Class:
Shares sold	2,676	844	76,894	69,325
Shares issued in reinvestment of distributions	188	163	9,997	5,261
Shares reacquired	(1,424)	(1,281)	(57,863)	(45,091)
Net increase/(decrease) in shares outstanding	1,440	(274)	29,028	29,495
Beginning of period	2,617	2,891	195,885	166,390
End of period	4,057	2,617	224,913	195,885
Administrative Class
Shares sold	3	46	1,876	1,754
Shares issued in reinvestment of distributions	3	2	192	97
Shares reacquired	—	—	(1,733)	(1,326)
Net increase in shares outstanding	6	48	335	525
Beginning of period	48	—	3,278	2,753
End of period	54	48	3,613	3,278
Investor Class
Shares sold	190	103
Shares issued in reinvestment distributions	32	28	Not Applicable	Not Applicable
Shares reacquired	(124)	(77)
Net increase in shares outstanding	98	54
Beginning of period	425	371
End of period	523	425

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

54

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2006 through October 31, 2007	December 1, 2005[a] through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through October 31, 2007	November 1, 2005 through October 31, 2006

$17,889	$12,573	$45,743	$55,571	$380,703	$326,957
—	—	—	—	—	—
798	297	2,388	2,782	9,660	6,680
(5,687)	(684)	(56,099)	(34,288)	(362,528)	(265,845)
$13,000	$12,186	$(7,968)	$24,065	$27,835	$67,792

$—	$1,000	$1,367	$724	$2,989	$2,205
49	32	81	83	242	190
—	—	(861)	(568)	(2,471)	(1,689)
$49	$1,032	$587	$239	$760	$706

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

1,834	1,266	5,546	6,764	380,703	326,956
83	30	290	339	9,660	6,680
(583)	(69)	(6,805)	(4,177)	(362,527)	(265,845)
1,334	1,227	(969)	2,926	27,836	67,791
1,227	—	9,380	6,454	187,832	120,041
2,561	1,227	8,411	9,380	215,668	187,832

—	100	165	88	2,989	2,205
5	3	10	9	242	190
—	—	(104)	(69)	(2,471)	(1,689)
5	103	71	28	760	706
103	—	217	189	4,602	3,896
108	103	288	217	5,362	4,602

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

55

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31	2007		2006		2005	2004		2003[a]
Net asset value beginning of period	$10.98		$10.91		$11.38	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	0.75	[b]	0.76	[b]	0.77 [b]	0.75	[b]	0.56	[b]
Net realized and unrealized gain/(losses) on investments	(0.04)		0.14		(0.42)	0.30		1.03
Total from investment operations	0.71		0.90		0.35	1.05		1.59
Less Distributions:
Dividends from net investment income	(0.71)		(0.79)		(0.68)	(0.82)		(0.49)
Distributions from net realized capital gains[1]	(0.07)		(0.04)		(0.15)	—		—
Total distributions	(0.78)		(0.83)		(0.83)	(0.82)		(0.49)
Proceeds from redemption fees	0.01	[c]	—	[c]	0.01	0.05		—	[c]
Net asset value end of period	10.92		10.98		10.91	11.38		11.10
Net assets end of period (000s)	$44,312		$28,727		$31,547	$66,715		$57,727
Ratios and Supplemental Data (%):
Total return	6.70%[d]		8.56%[d]		3.24%[d]	10.93%[d]		16.16%[d,e]
Ratio of operating expenses to average net assets[2]	0.82	[b]	0.81	[b]	0.82 [b]	0.85	[b]	0.93	[b,f]
Ratio of operating expenses not imposed to average net assets	0.13		0.25		0.09	0.09		0.47
Ratio of operating expenses net of all offsets to average net assets	0.82	[b]	0.81	[b]	0.82 [b]	0.85	[b]	0.93	[b,f]
Ratio of interest/dividend expenses to average net assets
Ratio of net investment income to average net assets	7.15	[b]	7.01	[b]	6.67 [b]	6.85	[b]	6.63	[b,f]
Portfolio turnover	66		63		42	109		82	[e]

HARBOR BOND FUND
	Institutional Class
Year Ended October 31	2007		2006		2005	2004		2003
Net asset value beginning of period	$11.78		$11.61		$12.24	$11.89		$11.98
Income from Investment Operations:
Net investment income/(loss)	0.54	[b]	0.51	[b]	0.45 [b]	0.16	[b]	0.41	[b]
Net realized and unrealized gain/(losses) on investments	0.13		0.06		(0.28)	0.68		0.36
Total from investment operations	0.67		0.57		0.17	0.84		0.77
Less Distributions:
Dividends from net investment income	(0.66)		(0.39)		(0.50)	(0.23)		(0.60)
Distributions from net realized capital gains[1]	—		(0.01)		(0.30)	(0.26)		(0.26)
Total distributions	(0.66)		(0.40)		(0.80)	(0.49)		(0.86)
Net asset value end of period	11.79		11.78		11.61	12.24		11.89
Net assets end of period (000s)	$2,650,770		$2,307,286		$1,931,651	$1,546,602		$1,528,285
Ratios and Supplemental Data (%):
Total return	5.97%		5.10%[d]		1.42%[d]	6.59%[d]		6.57%[d]
Ratio of operating expenses to average net assets[2]	0.57	[b]	0.58	[b]	0.58 [b]	0.57	[b]	0.58	[b]
Ratio of operating expenses not imposed to average net assets	0.01		0.02		0.02	0.03		0.06
Ratio of operating expenses net of all offsets to average net assets	0.56	[b]	0.58	[b]	0.58 [b]	0.57	[b]	0.58	[b]
Ratio of net investment income to average net assets	4.73	[b]	4.34	[b]	3.39 [b]	2.21	[b]	3.43	[b]
Portfolio turnover	213		312		332	311		221
See page 62 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

56

Administrative Class									Investor Class
2007		2006		2005		2004	2003[a]		2007		2006		2005		2004		2003[a]
$10.97		$10.91		$11.38		$11.10	$10.00		$10.98		$10.91		$11.39		$11.11		$10.00

0.79	[b]	0.89	[b]	1.24	[b]	(0.02)[b]	0.47	[b]	0.75	[b]	0.71	[b]	0.70	[b]	0.62	[b]	0.50	[b]
(0.09)		(0.02)		(0.90)		1.07	1.10		(0.07)		0.14		(0.40)		0.36		1.07
0.70		0.87		0.34		1.05	1.57		0.68		0.85		0.30		0.98		1.57

(0.68)		(0.77)		(0.66)		(0.79)	(0.47)		(0.67)		(0.74)		(0.63)		(0.77)		(0.46)
(0.07)		(0.04)		(0.15)		—	—		(0.07)		(0.04)		(0.15)		—		—
(0.75)		(0.81)		(0.81)		(0.79)	(0.47)		(0.74)		(0.78)		(0.78)		(0.77)		(0.46)
—	[c]	—	[c]	—	[c]	0.02	—	[c]	—	[c]	—	[c]	—	[c]	0.07	[c]	—	[c]
10.92		10.97		10.91		11.38	11.10		10.92		10.98		10.91		11.39		11.11
$595		$524		$2		$1	$7		$5,711		$4,662		$4,047		$3,586		$2,215

6.54%[d]		8.22%[d]		3.05%[d]		10.49%[d]	16.12%[d,e]		6.31%[d]		8.15%[d]		2.71%[d]		10.41%[d]		15.93%[d,e]
1.07	[b]	1.05	[b]	—	[g]	1.01 [b]	1.08	[b,f]	1.20	[b]	1.21	[b]	1.25	[b]	1.27	[b]	1.29	[b]
0.13		0.25		—		0.15	0.47		0.13		0.25		0.09		0.09		0.47
1.07	[b]	1.05	[b]	—	[g]	1.01 [b]	1.08	[b,f]	1.20	[b]	1.21	[b]	1.25	[b]	1.27	[b]	1.29	[b]
—		—		—		—	—		—		—		—		—		—
6.89	[b]	6.79	[b]	—	[g]	7.00 [b]	7.00	[b,f]	6.76	[b]	6.63	[b]	6.26	[b]	6.37	[b]	6.73	[b]
66		63		42		109	82	[e]	66		63		42		109		82	[e]

Administrative Class
2007		2006		2005	2004		2003
$11.77		$11.61		$12.24	$11.89		$11.98

0.53	[b]	0.49	[b]	0.46 [b]	0.32	[b]	0.55	[b]
0.12		0.05		(0.31)	0.49		0.19
0.65		0.54		0.15	0.81		0.74

(0.64)		(0.37)		(0.48)	(0.20)		(0.57)
—		(0.01)		(0.30)	(0.26)		(0.26)
(0.64)		(0.38)		(0.78)	(0.46)		(0.83)
11.78		11.77		11.61	12.24		11.89
$42,557		$38,590		$31,953	$18,205		$10,463

5.71%		4.76%[d]		1.18%[d]	6.33%[d]		6.40%[d]
0.82	[b]	0.83	[b]	0.83 [b]	0.81	[b]	0.83	[b]
0.01		0.02		0.02	0.04		0.06
0.81	[b]	0.83	[b]	0.83 [b]	0.81	[b]	0.83	[b]
4.50	[b]	4.10	[b]	3.17 [b]	1.94	[b]	2.67	[c]
213		312		332	311		221

57

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31	2007		2006[h]
Net asset value beginning of period	$9.83		$10.00
Income from Investment Operations:
Net investment income/(loss)	0.47	[b]	0.39	[b]
Net realized and unrealized gain/(losses) on investments	0.13		(0.22)
Total from investment operations	0.60		0.17
Less Distributions:
Dividends from net investment income	(0.47)		(0.34)
Distributions from net realized capital gains[1]	(0.03)		—
Total distributions	(0.50)		(0.34)
Net asset value end of period	9.93		9.83
Net assets end of period (000s)	$25,431		$12,057
Ratios and Supplemental Data (%):
Total return	6.31%[d]		1.77%[d,e]
Ratio of operating expenses to average net assets[2]	0.57	[b]	0.57	[b]
Ratio of operating expenses not imposed to average net assets	0.56		1.26
Ratio of operating expenses net of all offsets to average net assets	0.56	[b]	0.57	[b]
Ratio of net investment income to average net assets	4.62	[b]	5.09	[b]
Portfolio turnover	661		410	[e]

HARBOR SHORT DURATION FUND
	Institutional Class
Year Ended October 31	2007		2006		2005		2004		2003
Net asset value beginning of period	$8.24		$8.27		$8.41		$8.57		$8.69
Income from Investment Operations:
Net investment income/(loss)	0.40	[b]	0.30	[b]	0.35	[b]	0.26	[b]	0.24	[b]
Net realized and unrealized gain/(losses) on investments	(0.04)		0.08		(0.17)		(0.14)		(0.10)
Total from investment operations	0.36		0.38		0.18		0.12		0.14
Less Distributions:
Dividends from net investment income	(0.35)		(0.39)		(0.32)		(0.28)		(0.26)
Distributions from net realized capital gains[1]	—		—		—		—		—
Return of capital	—		(0.02)		—		—		—
Total distributions	(0.35)		(0.41)		(0.32)		(0.28)		(0.26)
Net asset value end of period	8.25		8.24		8.27		8.41		8.57
Net assets end of period (000s)	$69,379		$77,264		$53,353		$93,910		$109,411
Ratios and Supplemental Data (%):
Total return	4.43%[d]		4.82%[d]		2.17%[d]		1.43%[d]		1.70%[d]
Ratio of operating expenses to average net assets[2]	0.39	[b]	0.39	[b]	0.39	[b]	0.31	[b]	0.36	[b]
Ratio of operating expenses not imposed to average net assets	0.09		0.14		0.12		0.14		0.11
Ratio of operating expenses net of all offsets to average net assets	0.39	[b]	0.39	[b]	0.39	[b]	0.31	[b]	0.36	[b]
Ratio of interest/dividend expenses to average net assets	0.10		—		0.01		—		—
Ratio of net investment income to average net assets	4.69	[b]	4.21	[b]	3.41	[b]	2.65	[b]	2.85	[b]
Portfolio turnover	59		79		159		324		333

See page 62 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

58

Administrative Class
2007		2006[h]
$9.83		$10.00

0.48	[b]	0.40	[b]
0.09		(0.25)
0.57		0.15

(0.44)		(0.32)
(0.03)		—
(0.47)		(0.32)
9.93		9.83
$1,077		$1,015

6.05%[d]		1.56%[d,e]
0.82	[b]	0.82	[b]
0.53		1.26
0.82	[b]	0.82	[b]
4.13	[b]	4.28	[b]
661		410	[e]

Administrative Class
2007		2006		2005		2004		2003
$8.23		$8.26		$8.41		$8.57		$8.69

0.37	[b]	0.28	[b]	0.33	[b]	9.80	[b]	(9.26)[b]
(0.03)		0.09		(0.18)		(9.69)		9.39
0.34		0.37		0.15		0.11		0.13

(0.33)		(0.37)		(0.30)		(0.27)		(0.25)
—		—		—		—		—
—		(0.03)		—		—		—
(0.33)		(0.40)		(0.30)		(0.27)		(0.25)
8.24		8.23		8.26		8.41		8.57
$2,377		$1,789		$1,556		$1,446		$—

4.20%[d]		4.59%[d]		1.82%[d]		1.24%[d]		1.39%[d]
0.64	[b]	0.64	[b]	0.64	[b]	0.55	[b]	0.59 [b]
0.09		0.14		0.12		0.15		0.11
0.64	[b]	0.64	[b]	0.64	[b]	0.55	[b]	0.59 [b]
0.11		—		—		—		—
4.45	[b]	3.95	[b]	3.20	[b]	2.48	[b]	2.70 [b]
59		79		159		324		333

59

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31	2007		2006		2005		2004		2003
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income	0.05	[b]	0.04	[b]	0.03	[b]	—		—
Net realized and unrealized gain on investments	—		—		—		—		—
Total from Investment Operations	0.05		0.04		0.03		—		—
Less Distributions:
Dividends from net investment income	(0.05)		(0.04)		(0.03)		—		—
Distributions from net realized capital gains[1]	—		—		—		—		—
Total distributions	(0.05)		(0.04)		(0.03)		—		—
Net asset value end of period	1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$215,668		$187,832		$120,041		$117,561		$126,347
Ratios and Supplemental Data (%):
Total return	5.18%[d]		4.60%[d]		2.55%[d]		0.94%[d]		0.88%[d]
Ratio of operating expenses to average net assets[2]	0.29	[b]	0.32	[b]	0.35	[b]	0.29	[b]	0.36	[b]
Ratio of operating expenses not imposed to average net assets	0.07		0.12		0.12		0.16		0.13
Ratio of operating expenses net of all offsets to average net assets	0.28	[b]	0.32	[b]	0.35	[b]	0.29	[b]	0.36	[b]
Ratio of net investment income to average net assets	5.06	[b]	4.59	[b]	2.52	[b]	0.94	[b]	0.89	[b]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 4 to Financial Statements).

a	For the period December 1, 2002 (inception) through October 31, 2003.

b	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

c	Less than $0.01.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Unannualized.

f	Annualized.

g	Assets in this class were too small to incur any income or expense.

h	For the period December 1, 2005 (inception) through October 31, 2006.

The accompanying notes are an integral part of the financial statements.

60

Administrative Class
2007		2006		2005		2004		2003
$1.00		$1.00		$1.00		$1.00		$1.00

0.05		0.04		0.02		—		—
—		—		—		—		—
0.05		0.04		0.02		—		—

(0.05)		(0.04)		(0.02)		—		—
—		—		—		—		—
(0.05)		(0.04)		(0.02)		—		—
1.00		1.00		1.00		1.00		1.00
$5,362		$4,602		$3,896		$3,362		$—

4.92%[d]		4.34%[d]		2.29%[d]		0.60%[d]		—%
0.53	[c]	0.57	[c]	0.60	[c]	0.53	[c]	—	[g]
0.07		0.12		0.12		0.17		—
0.53	[c]	0.57	[c]	0.60	[c]	0.53	[c]	—	[g]
4.82	[c]	4.29	[c]	2.30	[c]	0.74	[c]	—	[g]

61

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2007

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The portfolios covered by this report include five fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class (formerly known as the Retirement Class), and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than 60 days are stated at amortized cost which approximates value.

Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund’s Rule 2a-7 procedures.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor High-Yield Bond Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund

62

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. See the Portfolio of Investments for each Fund for open futures contracts held as of October 31, 2007.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options

Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor High-Yield Bond Fund is not authorized to engage in options transactions on currencies. Harbor Bond Fund, Harbor Real Return Fund, and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. See Note 3 for transactions in written options as of October 31, 2007.

63

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Swap Agreements

To the extent permitted under their respective investment policies, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in swap agreements, which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds also may enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked-to-market daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as realized gains or losses when such a payment is paid or received.

Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at October 31, 2007 for the Harbor Bond Fund and Harbor Real Return Fund was $50,200 and $410 respectively. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. The cash paid or received on a credit default swap is recognized as realized gains or losses when such a payment is paid or received. Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

Loan Participations and Assignments

Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the year ended October 31, 2007 there were no unfunded loan commitments.

Inflation-Indexed Bonds

Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund also may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

64

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Mortgage-Related and Other Asset-Backed Securities

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

TBA/When-Issued Purchase Commitments

Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

TBA Sale Commitments

Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

65

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Short Sales

Each Fund, except Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Borrowings

Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of

66

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the year ended October 31, 2007 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of Period	Average Interest Rate	Maximum Amount Outstanding During the Period	Average Daily Amount Outstanding During the Period	Average Interest Rate During the Period
Reverse repurchase agreements with maturity dates of 11/01/2007	$1,141	4.72%	$8,150	$1,399	5.17%

Average debt outstanding and average interest rate during the period is calculated based on calendar days.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses and Class Allocations

Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

67

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

New Accounting Policies

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and any impact to the financial statements has not been determined.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”), was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. The Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of the Statement on the Funds’ financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2007 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$—	$63,270	$—	$46,023
Harbor Bond Fund	5,027,380	623,087	4,265,235	368,796
Harbor Real Return Fund	135,658	2,194	144,898	2,816
Harbor Short Duration Fund	18,644	40,845	18,618	25,033

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Written Options

Transactions in written options for the year ended October 31, 2007 are summarized as follows:

	Options Written			Options Written
	Eurodollar Futures			U.S. Treasury Futures
	Number of Contracts	Aggregate Face Value		Number of Contracts	Aggregate Face Value
Harbor Bond Fund
Options outstanding at beginning of year	1,159	E$	2,897	1,609	$1,609
Options opened	189		473	10,511	10,511
Options closed	(1,348)		(3,370)	(3,022)	(3,022)
Options expired	—		—	(5,126)	(5,126)

Open at 10/31/2007	—	E$	—	3,972	$3,972

68

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options—Continued

	Options Written		Options Written
	Swap Options - U.S.		Pound Sterling Futures
	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value
Options outstanding at beginning of year	491,100,000	$476,115	46,500,000	£46,500
Options opened	713,400,000	713,400	—	—
Options closed	(511,600,000)	(511,600)	(4,000,000)	(4,000)
Options expired	(186,500,000)	(186,500)	(42,500,000)	(42,500)

Open at 10/31/2007	506,400,000	$491,415	—	£—

	Options Written		Options Written
	Euro Futures		Euro Futures
	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value
Options outstanding at beginning of year	41,000,000	€41,000	746	$1,865
Options opened	—	—	—	—
Options closed	—	—	(746)	(1,865)
Options expired	(41,000,000)	(41,000)	—	—

Open at 10/31/2007	—	€—	—	$—

	Options Written
	Swap Options - U.S.
	Number of Contracts	Aggregate Face Value
Harbor Real Return Fund
Options outstanding at beginning of year	2,000,000	$2,000
Options opened	400,000	400
Options closed	(1,000,000)	(1,000)
Options expired	(1,000,000)	(1,000)

Open at 10/31/2007	400,000	$400

£	British Pound.

E$	Eurodollar.

€	Euro.

69

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and also is responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during year ended October 31, 2007. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Voluntary Waiver	Actual Rate
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.60%	—%	0.60%
Harbor Bond Fund	0.48	—	0.48	[a]
Harbor Real Return Fund	0.48	—	0.48	[a]
Harbor Short Duration Fund	0.20	—	0.20	[b]
Harbor Money Market Fund	0.20	0.02	0.18	[c]

a	For the period November 1, 2006 through February 28, 2007, the voluntary waiver was 0.02% and the contractual rate was 0.50%. For the period March 1, 2007 through October 31, 2007, the voluntary waiver was 0.00% and the contractual rate was 0.48%.

b	For the period November 1, 2006 through February 28, 2007, the voluntary waiver was 0.10% and the contractual rate was 0.30%. For the period March 1, 2007 through October 31, 2007, the voluntary waiver was 0.00% and the contractual rate was 0.20%.

c	For the period November 1, 2006 through February 28, 2007, the voluntary waiver was 0.12% and the contractual rate was 0.30%. For the period March 1, 2007 through October 31, 2007, the voluntary waiver was 0.02% and the contractual rate was 0.20%.

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Trust’s current distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays Harbor Funds Distributors, Inc. compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors, Inc. for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors, Inc. on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors, Inc. for the actual expenses Harbor Funds Distributors, Inc. may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors, Inc.’s actual expenses exceed the fee payable to Harbor Funds Distributors, Inc. at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors, Inc.’s expenses are less than the fee it receives, Harbor Funds Distributors, Inc. will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

70

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On October 31, 2007, Harbor Capital, Harbor Funds Distributors, Inc. and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc.
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	94,450
Harbor Bond Fund	133,010
Harbor Real Return Fund	345,396
Harbor Short Duration Fund	65,041
Harbor Money Market Fund	93,191,040

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on the accompanying Statement of Operations.

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on the accompanying Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $32 for the year ended October 31, 2007.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in another Harbor Fund selected by the Trustee. The outstanding obligation is recorded as a deferred compensation liability included as a component of “Other” within the liability section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net investment income per share. These amounts will be deferred until distributed in accordance to the compensation plan.

Custodian

Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on the accompanying Statement of Operations for the year ended October 31, 2007. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Redemption Fee

A 1% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2007 the redemption fee proceeds are as follows:

Fund	Amount
Harbor High-Yield Bond Fund	$33

71

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications have been made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations for the year ended October 31, 2007:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$—	$—	$—
Harbor Bond Fund	(5,649)	5,571	78
Harbor Real Return Fund	(23)	23	—
Harbor Short Duration Fund	187	1,189	(1,376)
Harbor Money Market Fund	—	—	—

The tax composition of distributions are as follows:

	As of October 31, 2007			As of October 31, 2006
	Ordinary Income	Long-Term Capital Gain	Total	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$3,065	$219	$3,284	$2,372	$112	$—	$2,484
Harbor Bond Fund	141,035	—	141,035	70,407	2,543	—	72,950
Harbor Real Return Fund	954	—	954	335	—	—	335
Harbor Short Duration Fund	3,124	—	3,124	3,141	—	(215)	2,926
Harbor Money Market Fund	10,023	—	10,023	6,925	—	—	6,925

As of October 31, 2007, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$355	$—	$(271)
Harbor Bond Fund	25,523	—	(432)
Harbor Real Return Fund	38	—	231
Harbor Short Duration Fund	564	—	(2,163)
Harbor Money Market Fund	48	—	—

At October 31, 2007, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2011	2012	2013	2014	2015	Total
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$—	$—	$—	$—	$197	$197
Harbor Real Return Fund	—	—	—	—	30	30
Harbor Short Duration Fund	655	1,512	1,359	153	—	3,679
Harbor Money Market Fund	—	—	3	—	—	3

72

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2007 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
HARBOR FIXED INCOME FUND
Harbor High-Yield Bond Fund	$50,520	$638	$(909)	$(271)
Harbor Bond Fund	3,215,521	18,324	(21,695)	(3,371)
Harbor Real Return Fund	45,172	411	(51)	360
Harbor Short Duration Fund	73,582	404	(2,567)	(2,163)

73

Report of Ernst & Young LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities of Harbor Funds (the Trust) (portfolios comprising of, respectively, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund, and Harbor Money Market Fund), including the portfolios of investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Funds at October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2007

74

Harbor Funds—Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

(Currency in thousands)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, Harbor High-Yield Bond Fund designates $219 as capital gain dividends for its year ended October 31, 2007.

For the fiscal year ended October 31, 2007, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2007, complete information will be reported in conjunction with Form 1099-DIV.

The Form 1099-DIV a shareholder will receive in January, 2008 for each of the Funds will show the tax status of all distributions paid to an account in calendar year 2007.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

75

Harbor Funds—Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2007)

Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfunds.com. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
		INDEPENDENT TRUSTEES
Howard P. Colhoun (72) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	16	None

John P. Gould (68) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	16	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (66) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	16	None

Raymond J. Ball (63) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	16	None
		INTERESTED TRUSTEE
David G. Van Hooser (61)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	16	None
		FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (38) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (36) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President—Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (32) Vice President & Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Capital Management, LLC; Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds); and Attorney, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto (law firm) (2000-2003).

Brian L. Collins (39) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (48) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (35) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (54) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.

This document must be preceded or accompanied by a Prospectus.

76

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	1.800.422.1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312.443.4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

1.800.422.1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering

Hale and Dorr LLP

60 State Street

Boston, MA 02109

12/2007/62,500FD.AR.FIF

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each Howard P. Colhoun and Raymond J. Ball, both a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Howard P. Colhoun and Raymond J. Ball are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2007: $ 436,000

Fiscal Year Ended October 31, 2006: $ 365,000

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2007: $ 0

Fiscal Year Ended October 31, 2006: $ 0

(c)	Tax Fees.

Fiscal Year Ended October 31, 2007: $ 200,000

Fiscal Year Ended October 31, 2006: $ 201,980

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2007: $ 0

Fiscal Year Ended October 31, 2006: $ 0

(e) (1)	Pre-Approval Policies.

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2007: $ 350,721

Fiscal Year Ended October 31, 2006: $ 386,195

Includes fees billed in connection with tax compliance, planning and advice services, and regulatory compliance reviews for the Registrant, the Registrant’s Adviser and other affiliates.

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12 – EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 4th day of January, 2008 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President, Trustee	January 4, 2008
	David G. Van Hooser	and Chief Executive Officer

By:	/s/ Anmarie S. Kolinski	Treasurer and Chief	January 4, 2008
	Anmarie S. Kolinski	Financial Officer

Exhibit Index

Number	Description

99.CODE ETH	Code of Business Conduct and Ethics.

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).